UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2014

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	29
Notes to Financial Statements	39

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Market Conditions

Equity markets were generally positive for the one-year period ended September 30, 2014. Nevertheless, there was divergence among returns, with large-cap stocks leading the way in the United States. After a strong 2013, during which valuations trended higher, small-cap companies began to give back those returns in 2014. The small-cap market saw a quick yet significant rotation out of growth and into value for a portion of the period, creating headwinds for many small-cap growth managers.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned -1.31%. The Fund underperformed its benchmark, the Russell 2000® Growth Index, which returned 3.79%.

Explanation of Fund Performance

The majority of the Fund’s relative underperformance can be attributed to stock selection. Our investments in the information technology, healthcare and energy sectors detracted the most from relative performance. Stock selection in the consumer staples and industrials sectors contributed positively to relative performance.

Tile Shop Holdings, a specialty retailer of manufactured and natural stone, was the Fund’s most significant performance detractor. The company’s shares declined following negative news reports surrounding independent lab test results on Tile Shop’s products, and ineffective senior management compounded the problem. These factors prompted us to sell the Fund’s position. A position in 8X8, a provider of Voice over Internet Protocol (VoIP), also detracted from performance. Despite reporting positive results, the company announced plans to make strategic investments in its business, which ultimately pressured margins and triggered negative investor reaction. Our investment in Noodles & Co., a casual restaurant chain, also had an impact on fund performance. We exited the position as shares declined following disappointing earnings results driven by sales weakness in the Mid-Atlantic region and an increasingly negative macroeconomic outlook for middle-income families.

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A position in Spirit Airlines, a low-fare airline, was among the Fund’s top contributors. The company reported strong results during the year driven by increasing traffic and capacity, along with expanded routes. XPO Logistics was also a top-performing stock. The logistics company reported robust results due to better-than-expected organic growth from its freight brokerage business. XPO also announced attractive acquisitions during the year. Another top contributor was Measurement Specialties, a developer and manufacturer of sensors. The company announced it would be acquired by TE Connectivity at an attractive premium.

Outlook

We believe volatility in the small-cap market may persist into early next year. Although small-cap valuations have trended toward more normal levels relative to large-cap companies, investors remain cautious, pending the upcoming earnings season. In this environment, we want to continue to focus on differentiated growth companies that are executing to plan fundamentally, and that have been mispriced in the marketplace. We have uncovered stocks that fit this description that we believe will reward the portfolio and are confident that our process will enable us to continue discovering these types of opportunities.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 Year	5 Years	10 Years	Life of Class N

Institutional Class (Inception 12/31/96)	-1.31%	17.56%	11.24%	—%
Retail Class (Inception 12/31/96)	-1.58	17.24	10.96	—
Class N (Inception 2/1/13)	-1.27	—	—	16.42

Comparative Performance
Russell 2000® Growth Index(a)	3.79	15.51	9.03	15.96

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Market Conditions

Equity markets began the fiscal year with gains broadly distributed across investment styles, market capitalization ranges and economic sectors, capping off a strong calendar 2013. Markets retrenched to begin calendar year 2014, mostly due to the Federal Reserve’s (the Fed’s) decision to taper its monthly securities purchases over the course of 2014. The subsequent recovery in stock prices resulted in most large- and small-cap indices reaching new all-time highs. Restored confidence in monetary conditions, low real interest rates and the lack of significant inflation pressures continued to support most financial assets. Markets ended the fiscal year on a weaker note, reflecting concerns about geopolitical events and global economic growth.

Distinct trends between large- and small-cap stocks and growth and value stocks emerged during 2014. These crosscurrents reflected investors’ changing risk postures, which were driven by concerns about the U.S. economy and geopolitical fears. Against this backdrop, large-cap stocks gained 19.01% (as measured by the Russell 1000® Index), outperforming mid- and small-cap stocks, which returned 15.83% and 3.93%, respectively (as measured by the Russell Midcap® Index and Russell 2000® Index). With the exception of large-cap stocks, value stocks outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 6.17% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 4.13%.

Explanation of Fund Performance

Stock selection was a strong contributor to Fund performance, particularly in the consumer discretionary, industrials and materials sectors. Top individual contributors included Avis Budget Group, Old Dominion Freight Line and Liberty Ventures. Rental car company Avis Budget Group continued to show solid earnings growth. The company’s stock price increased more than 90% during the 12-month period, as consolidation within the car rental industry relieved pricing pressure. Old Dominion Freight Lines, a provider of “less-than-truck-load” services on a regional, inter-regional and long-haul basis in the United States, continued to report solid growth. The company’s growth and terminal

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LOOMIS SAYLES SMALL CAP VALUE FUND

expansion allowed Old Dominion to capture market share through better on-time delivery and lower claim rates than its competitors. Based on the stock’s strong performance, we have been reducing our position since the beginning of 2014. Liberty Ventures, a tracking stock of Liberty Interactive whose main assets include public and private investments in a variety of e-commerce, media, and other businesses, also performed well. The stock’s strength was partly due to the entity’s spinoff of its holdings in TripAdvisor into a new security, which simplified the valuation of the parent company, along with a narrowing of the stock’s prior discount to its net asset value.

Stock selection in the consumer staples and healthcare sectors detracted from Fund performance. Employers Holdings, Post Holdings and TriMas Corporation were among the most significant detractors. Shares of Employers Holdings, a workers’ compensation insurance provider, declined on rising concerns regarding increased workers’ compensation claims. With the stock selling well-below book value and early signs of pricing improvement, we added to our position earlier in the year. Cereal and specialty food company, Post Holdings, reduced earnings expectations, which drove down its stock price. Weak food trends, coupled with poor initial results from the company’s recent food-related acquisitions outside of the cereal category, led to the earnings warning. Although these short-term results and the downturn in the stock were disappointing, we believe our assessment confirmed the merits of the company’s strategy, and we modestly increased exposure on the price weakness. Meanwhile, the stock price of TriMas, a diversified manufacturer, declined on revised earnings expectations. This “mini-conglomerate” has some strong businesses and some weak ones, but we believe the stock is valued below its true intrinsic value, and we continue to hold the shares.

Outlook

Signals continue to point to the Fed moving to raise the federal funds rate during the next year. If the Fed can engineer a measured increase in U.S. interest rates, we believe it is highly probable that rates will remain well within a band that allows businesses to function smoothly in the year ahead. We expect that a rate increase will not derail an economic recovery or materially hurt the equity market.

Dividends are on track to grow more than 10% this year compared to 2013, and we expect double-digit dividend growth next year as well. In addition to dividend growth, equity fundamentals remain firmly supported by share repurchases and a pickup in mergers and acquisitions. We anticipate earnings will continue to grow in the mid-to-upper single digits as the economic expansion continues. As a result, moderate stock price corrections could provide selective buying opportunities, just as they have during the better part of the past five years.

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Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 Year	5 Years	10 Years	Life of Class N

Institutional Class (Inception 5/13/91)	6.17%	14.49%	9.27%	—%
Retail Class (Inception 12/31/96)	5.90	14.20	9.00	—
Admin Class (Inception 1/2/98)	5.63	13.92	8.72	—
Class N (Inception 2/1/13)	6.25	—	—	13.83

Comparative Performance
Russell 2000® Value Index(a)	4.13	13.02	7.25	11.49
Russell 2000® Index(a)	3.93	14.29	8.19	13.69

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$919.00	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Retail Class
Actual	$1,000.00	$917.40	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

Class N
Actual	$1,000.00	$919.40	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

*   Expenses are equal to the Fund's annualized expense ratio: 0.95%, 1.21% and 0.84% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$963.20	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$962.00	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$960.80	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$963.50	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each

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Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was

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attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the

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expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also

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considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

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Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 98.2% of Net Assets

	Aerospace & Defense – 0.8%
218,769	Hexcel Corp.(b)	$8,685,129

	Air Freight & Logistics – 1.9%
518,158	XPO Logistics, Inc.(b)	19,519,012

	Airlines – 1.1%
159,990	Spirit Airlines, Inc.(b)	11,061,709

	Banks – 4.0%
377,904	Bank of the Ozarks, Inc.	11,911,534
659,771	Boston Private Financial Holdings, Inc.	8,174,563
265,226	Pinnacle Financial Partners, Inc.	9,574,659
399,707	PrivateBancorp, Inc.	11,955,236

		41,615,992

	Biotechnology – 7.1%
202,943	Acceleron Pharma, Inc.(b)	6,136,996
180,105	Acorda Therapeutics, Inc.(b)	6,101,958
408,061	Anacor Pharmaceuticals, Inc.(b)	9,985,253
292,258	Chimerix, Inc.(b)	8,072,166
448,541	Emergent Biosolutions, Inc.(b)	9,558,409
387,593	Exact Sciences Corp.(b)	7,511,552
523,252	Neurocrine Biosciences, Inc.(b)	8,199,359
117,390	PTC Therapeutics, Inc.(b)	5,166,334
107,648	Receptos, Inc.(b)	6,686,017
239,824	TESARO, Inc.(b)	6,456,062

		73,874,106

	Building Products – 1.9%
325,267	Apogee Enterprises, Inc.	12,945,627
347,523	NCI Building Systems, Inc.(b)	6,741,946

		19,687,573

	Capital Markets – 1.5%
178,764	Artisan Partners Asset Management, Inc.	9,304,666
233,236	HFF, Inc., Class A	6,752,182

		16,056,848

	Chemicals – 1.0%
396,243	Flotek Industries, Inc.(b)	10,330,055

	Commercial Services & Supplies – 1.6%
282,066	Healthcare Services Group, Inc.	8,069,908
531,403	Interface, Inc.	8,576,845

		16,646,753

	Communications Equipment – 0.7%
417,977	Ciena Corp.(b)	6,988,575

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Consumer Finance – 1.0%
236,767	Encore Capital Group, Inc.(b)	$10,491,146

	Distributors – 1.0%
201,110	Pool Corp.	10,843,851

	Diversified Consumer Services – 3.5%
340,277	Bright Horizons Family Solutions, Inc.(b)	14,312,050
305,162	Grand Canyon Education, Inc.(b)	12,441,455
568,487	Nord Anglia Education, Inc.(b)	9,664,279

		36,417,784

	Diversified Financial Services – 1.0%
163,007	MarketAxess Holdings, Inc.	10,083,613

	Electrical Equipment – 0.8%
334,232	Thermon Group Holdings, Inc.(b)	8,161,945

	Electronic Equipment, Instruments & Components – 2.6%
131,832	FEI Co.	9,942,770
141,001	IPG Photonics Corp.(b)	9,698,049
91,963	Measurement Specialties, Inc.(b)	7,872,952

		27,513,771

	Energy Equipment & Services – 3.5%
100,249	Dril-Quip, Inc.(b)	8,962,261
358,004	Forum Energy Technologies, Inc.(b)	10,958,502
487,866	Helix Energy Solutions Group, Inc.(b)	10,762,324
145,008	RigNet, Inc.(b)	5,865,574

		36,548,661

	Food Products – 1.0%
128,295	TreeHouse Foods, Inc.(b)	10,327,748

	Health Care Equipment & Supplies – 6.5%
271,542	Cardiovascular Systems, Inc.(b)	6,416,538
117,976	Cyberonics, Inc.(b)	6,035,652
337,696	Cynosure, Inc., Class A(b)	7,091,616
230,858	Insulet Corp.(b)	8,507,117
631,380	Novadaq Technologies, Inc.(b)	8,012,212
332,670	Quidel Corp.(b)	8,938,843
527,395	Spectranetics Corp.(b)	14,012,885
307,268	Wright Medical Group, Inc.(b)	9,310,221

		68,325,084

	Health Care Providers & Services – 5.8%
293,344	Acadia Healthcare Co., Inc.(b)	14,227,184
233,847	Amsurg Corp.(b)	11,704,042
210,958	IPC The Hospitalist Co.(b)	9,448,809

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – continued
175,191	Magellan Health, Inc.(b)	$9,588,203
271,542	Team Health Holdings, Inc.(b)	15,746,721

		60,714,959

	Health Care Technology – 0.9%
488,274	HMS Holdings Corp.(b)	9,203,965

	Hotels, Restaurants & Leisure – 3.0%
234,254	Multimedia Games Holding Co., Inc.(b)	8,435,487
256,668	Popeyes Louisiana Kitchen, Inc.(b)	10,395,054
147,861	Vail Resorts, Inc.	12,828,420

		31,658,961

	Internet & Catalog Retail – 1.1%
312,702	HomeAway, Inc.(b)	11,100,921

	Internet Software & Services – 5.4%
257,610	comScore, Inc.(b)	9,379,580
48,222	CoStar Group, Inc.(b)	7,500,450
274,463	Dealertrack Technologies, Inc.(b)	11,914,439
247,227	Envestnet, Inc.(b)	11,125,215
514,941	Everyday Health, Inc.(b)	7,193,726
128,300	Shutterstock, Inc.(b)	9,158,054

		56,271,464

	IT Services – 3.2%
279,421	Cardtronics, Inc.(b)	9,835,619
209,599	Euronet Worldwide, Inc.(b)	10,016,736
479,920	InterXion Holding NV(b)	13,288,985

		33,141,340

	Life Sciences Tools & Services – 0.8%
435,520	Cambrex Corp.(b)	8,135,514

	Machinery – 3.3%
333,755	Manitowoc Co., Inc. (The)	7,826,555
120,013	Middleby Corp. (The)(b)	10,576,745
139,982	Proto Labs, Inc.(b)	9,658,758
105,781	RBC Bearings, Inc.	5,997,783

		34,059,841

	Oil, Gas & Consumable Fuels – 3.6%
136,722	Diamondback Energy, Inc.(b)	10,224,071
187,050	Gulfport Energy Corp.(b)	9,988,470
222,910	Oasis Petroleum, Inc.(b)	9,319,867
190,039	Rosetta Resources, Inc.(b)	8,468,138

		38,000,546

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 2.1%
275,074	Akorn, Inc.(b)	$9,976,934
229,840	Impax Laboratories, Inc.(b)	5,449,506
70,903	Pacira Pharmaceuticals, Inc.(b)	6,871,919

		22,298,359

	Professional Services – 5.4%
210,754	Advisory Board Co. (The)(b)	9,819,029
162,194	Corporate Executive Board Co. (The)	9,742,994
182,092	Huron Consulting Group, Inc.(b)	11,102,149
311,207	On Assignment, Inc.(b)	8,355,908
258,128	TriNet Group, Inc.(b)	6,646,796
223,482	WageWorks, Inc.(b)	10,175,135

		55,842,011

	Road & Rail – 1.4%
157,098	Genesee & Wyoming, Inc., Class A(b)	14,973,010

	Semiconductors & Semiconductor Equipment – 7.0%
235,816	Cavium, Inc.(b)	11,727,130
721,849	Intersil Corp.	10,257,474
252,091	MKS Instruments, Inc.	8,414,798
309,985	Monolithic Power Systems, Inc.	13,654,839
155,040	Power Integrations, Inc.	8,358,207
372,742	Semtech Corp.(b)	10,119,945
247,363	Silicon Laboratories, Inc.(b)	10,052,832

		72,585,225

	Software – 6.8%
357,528	Aspen Technology, Inc.(b)	13,485,956
315,215	FleetMatics Group PLC(b)	9,614,057
340,209	Guidewire Software, Inc.(b)	15,084,867
238,021	NetScout Systems, Inc.(b)	10,901,362
247,469	Proofpoint, Inc.(b)	9,190,999
88,567	Ultimate Software Group, Inc. (The)(b)	12,533,116

		70,810,357

	Specialty Retail – 1.5%
115,582	Asbury Automotive Group, Inc.(b)	7,445,792
103,509	Restoration Hardware Holdings, Inc.(b)	8,234,141

		15,679,933

	Textiles, Apparel & Luxury Goods – 3.8%
130,269	Deckers Outdoor Corp.(b)	12,659,541
183,965	Oxford Industries, Inc.	11,220,025
459,000	Tumi Holdings, Inc.(b)	9,340,650
213,056	Vince Holding Corp.(b)	6,447,075

		39,667,291

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Transportation Infrastructure – 0.6%
391,951	Wesco Aircraft Holdings, Inc.(b)	$6,819,947

	Total Common Stocks (Identified Cost $860,897,786)	1,024,142,999

Principal Amount

Short-Term Investments – 1.8%
$18,494,039	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $18,494,039 on 10/01/2014 collateralized by $19,105,000 U.S. Treasury Note, 1.750% due 10/31/2020 valued at $18,866,188 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,494,039)	18,494,039

	Total Investments – 100.0% (Identified Cost $879,391,825)(a)	1,042,637,038
	Other assets less liabilities – (0.0)%	(32,473)

	Net Assets – 100.0%	$1,042,604,565

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $879,807,494 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$198,825,229
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(35,995,685)

	Net unrealized appreciation	$162,829,544

(b)	Non-income producing security.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2014

Biotechnology	7.1%
Semiconductors & Semiconductor Equipment	7.0
Software	6.8
Health Care Equipment & Supplies	6.5
Health Care Providers & Services	5.8
Internet Software & Services	5.4
Professional Services	5.4
Banks	4.0
Textiles, Apparel & Luxury Goods	3.8
Oil, Gas & Consumable Fuels	3.6
Energy Equipment & Services	3.5
Diversified Consumer Services	3.5
Machinery	3.3
IT Services	3.2
Hotels, Restaurants & Leisure	3.0
Electronic Equipment, Instruments & Components	2.6
Pharmaceuticals	2.1
Other Investments, less than 2% each	21.6
Short-Term Investments	1.8

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.3% of Net Assets

	Aerospace & Defense – 0.3%
170,506	Exelis, Inc.	$2,820,169
9,473	Vectrus, Inc.(b)	184,999

		3,005,168

	Auto Components – 2.1%
374,253	Dana Holding Corp.	7,174,430
455,867	Fox Factory Holding Corp.(b)	7,065,938
266,658	Remy International, Inc.	5,474,489
87,906	Tenneco, Inc.(b)	4,598,363

		24,313,220

	Banks – 12.6%
478,291	BancorpSouth, Inc.	9,632,781
567,676	Cathay General Bancorp	14,095,395
137,903	City National Corp.	10,435,120
502,601	CVB Financial Corp.	7,212,324
511,015	First Financial Bancorp	8,089,367
201,962	First Financial Bankshares, Inc.	5,612,524
133,723	IBERIABANK Corp.	8,359,025
293,141	PacWest Bancorp	12,086,203
221,496	Pinnacle Financial Partners, Inc.	7,996,006
218,717	Popular, Inc.(b)	6,437,935
198,069	Prosperity Bancshares, Inc.	11,323,605
120,043	Signature Bank(b)	13,452,019
576,740	Talmer Bancorp, Inc., Class A	7,976,314
158,640	Texas Capital Bancshares, Inc.(b)	9,150,355
326,295	Tristate Capital Holdings, Inc.(b)	2,959,496
240,808	Wintrust Financial Corp.	10,756,893

		145,575,362

	Building Products – 1.3%
141,358	Armstrong World Industries, Inc.(b)	7,916,048
137,286	Masonite International Corp.(b)	7,602,899

		15,518,947

	Capital Markets – 1.2%
179,476	Safeguard Scientifics, Inc.(b)	3,302,359
230,480	Stifel Financial Corp.(b)	10,807,207

		14,109,566

	Chemicals – 2.2%
184,875	Cabot Corp.	9,386,104
145,011	Minerals Technologies, Inc.	8,948,629
211,708	Tronox Ltd., Class A	5,514,993
93,823	Zep, Inc.	1,315,398

		25,165,124

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – 3.9%
392,733	KAR Auction Services, Inc.	$11,243,946
409,597	Knoll, Inc.	7,090,124
140,089	McGrath Rentcorp	4,791,044
212,302	Rollins, Inc.	6,216,203
234,651	Viad Corp.	4,845,543
131,683	Waste Connections, Inc.	6,389,259
164,051	West Corp.	4,832,942

		45,409,061

	Communications Equipment – 0.6%
682,195	Calix, Inc.(b)	6,528,606

	Construction & Engineering – 1.4%
278,084	MYR Group, Inc.(b)	6,696,263
340,653	Primoris Services Corp.	9,143,126

		15,839,389

	Consumer Finance – 0.3%
26,965	Credit Acceptance Corp.(b)	3,399,478

	Distributors – 0.7%
145,018	Core-Mark Holding Co., Inc.	7,691,755

	Diversified Financial Services – 1.3%
575,103	FNFV Group(b)	7,913,418
116,777	MarketAxess Holdings, Inc.	7,223,825

		15,137,243

	Diversified Telecommunication Services – 0.2%
227,592	Premiere Global Services, Inc.(b)	2,724,276

	Electric Utilities – 2.1%
245,550	ALLETE, Inc.	10,899,964
89,427	ITC Holdings Corp.	3,186,284
279,172	UIL Holdings Corp.	9,882,689

		23,968,937

	Electrical Equipment – 1.7%
94,828	AZZ, Inc.	3,960,965
296,510	Babcock & Wilcox Co.	8,210,362
124,700	EnerSys	7,312,408

		19,483,735

	Electronic Equipment, Instruments & Components – 4.8%
150,705	Belden, Inc.	9,648,134
372,437	Checkpoint Systems, Inc.(b)	4,554,904
157,537	Littelfuse, Inc.	13,419,002
169,323	Methode Electronics, Inc.	6,242,939
161,095	Rogers Corp.(b)	8,821,562

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
364,412	TTM Technologies, Inc.(b)	$2,481,646
674,195	Vishay Intertechnology, Inc.	9,634,247

		54,802,434

	Energy Equipment & Services – 2.4%
135,944	Bristow Group, Inc.	9,135,437
512,806	Helix Energy Solutions Group, Inc.(b)	11,312,500
1,400,777	Parker Drilling Co.(b)	6,919,839

		27,367,776

	Food & Staples Retailing – 0.7%
404,895	SpartanNash Co.	7,875,208

	Food Products – 1.3%
183,424	Darling Ingredients, Inc.(b)	3,360,328
28,766	J & J Snack Foods Corp.	2,691,347
258,919	Post Holdings, Inc.(b)	8,590,932

		14,642,607

	Health Care Equipment & Supplies – 1.2%
154,998	Cynosure, Inc., Class A(b)	3,254,958
172,624	SurModics, Inc.(b)	3,134,852
69,851	Teleflex, Inc.	7,337,149

		13,726,959

	Health Care Providers & Services – 1.6%
171,483	Bio-Reference Laboratories, Inc.(b)	4,811,813
856,553	BioScrip, Inc.(b)	5,918,781
121,290	Hanger Orthopedic Group, Inc.(b)	2,488,871
78,515	WellCare Health Plans, Inc.(b)	4,737,595

		17,957,060

	Health Care Technology – 0.4%
236,746	MedAssets, Inc.(b)	4,905,377

	Hotels, Restaurants & Leisure – 4.3%
122,206	Churchill Downs, Inc.	11,915,085
52,123	Cracker Barrel Old Country Store, Inc.	5,378,572
467,403	Diamond Resorts International, Inc.(b)	10,638,092
206,868	Marriott Vacations Worldwide Corp.(b)	13,117,500
260,561	Six Flags Entertainment Corp.	8,960,693

		50,009,942

	Household Durables – 1.5%
166,677	Jarden Corp.(b)	10,018,954
146,650	La-Z-Boy, Inc.	2,902,204
183,476	Libbey, Inc.(b)	4,818,080

		17,739,238

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Industrial Conglomerates – 0.6%
304,445	Raven Industries, Inc.	$7,428,458

	Insurance – 3.4%
476,929	Employers Holdings, Inc.	9,180,883
278,340	HCC Insurance Holdings, Inc.	13,441,039
183,001	ProAssurance Corp.	8,064,854
112,655	Reinsurance Group of America, Inc., Class A	9,027,045

		39,713,821

	Internet & Catalog Retail – 1.2%
148,154	HSN, Inc.	9,092,211
131,743	Liberty Ventures, Series A(b)	5,000,964

		14,093,175

	Internet Software & Services – 0.7%
179,548	Blucora, Inc.(b)	2,736,312
344,072	Perficient, Inc.(b)	5,157,639

		7,893,951

	IT Services – 3.5%
444,951	Convergys Corp.	7,929,027
71,306	DST Systems, Inc.	5,984,000
279,713	Euronet Worldwide, Inc.(b)	13,367,484
114,923	WEX, Inc.(b)	12,678,305

		39,958,816

	Machinery – 5.5%
76,947	Alamo Group, Inc.	3,154,827
196,720	Albany International Corp., Class A	6,696,349
357,860	Altra Industrial Motion Corp.	10,435,198
80,582	Graham Corp.	2,316,732
436,753	John Bean Technologies Corp.	12,285,862
174,087	RBC Bearings, Inc.	9,870,733
271,346	TriMas Corp.(b)	6,601,848
122,128	Twin Disc, Inc.	3,292,571
108,803	Wabtec Corp.	8,817,395

		63,471,515

	Marine – 0.9%
88,833	Kirby Corp.(b)	10,468,969

	Media – 4.0%
300,021	Carmike Cinemas, Inc.(b)	9,294,651
367,319	E.W. Scripps Co. (The), Class A(b)	5,990,973
160,410	John Wiley & Sons, Inc., Class A	9,000,605
501,841	National CineMedia, Inc.	7,281,713
434,097	New Media Investment Group, Inc.	7,219,033
309,685	Time, Inc.(b)	7,255,919

		46,042,894

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – 2.9%
211,397	Globe Specialty Metals, Inc.	$3,845,312
173,984	Haynes International, Inc.	8,001,524
410,714	Horsehead Holding Corp.(b)	6,789,102
228,468	RTI International Metals, Inc.(b)	5,634,021
425,027	SunCoke Energy, Inc.(b)	9,541,856

		33,811,815

	Multi-Utilities – 0.9%
226,340	NorthWestern Corp.	10,266,782

	Oil, Gas & Consumable Fuels – 0.9%
48,421	Clayton Williams Energy, Inc.(b)	4,670,205
197,842	QEP Resources, Inc.	6,089,577

		10,759,782

	Paper & Forest Products – 0.4%
216,520	PH Glatfelter Co.	4,752,614

	Pharmaceuticals – 0.3%
37,132	Mallinckrodt PLC(b)	3,347,450

	Professional Services – 0.7%
119,514	Insperity, Inc.	3,267,513
373,784	RPX Corp.(b)	5,132,054

		8,399,567

	REITs – Apartments – 1.9%
211,947	American Campus Communities, Inc.	7,725,468
101,769	Home Properties, Inc.	5,927,027
131,990	Mid-America Apartment Communities, Inc.	8,665,143

		22,317,638

	REITs – Diversified – 0.8%
219,944	Potlatch Corp.	8,843,948

	REITs – Health Care – 0.8%
276,487	Omega Healthcare Investors, Inc.	9,453,091

	REITs – Hotels – 0.9%
1,619,221	Hersha Hospitality Trust	10,314,438

	REITs – Office Property – 0.8%
460,289	BioMed Realty Trust, Inc.	9,297,838

	REITs – Shopping Centers – 1.0%
795,565	Retail Opportunity Investments Corp.	11,694,806

	REITs – Single Tenant – 0.5%
169,580	National Retail Properties, Inc.	5,862,381

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Storage – 2.0%
612,529	CubeSmart	$11,013,271
161,388	Sovran Self Storage, Inc.	12,000,812

		23,014,083

	Road & Rail – 1.8%
83,875	Avis Budget Group, Inc.(b)	4,603,899
60,650	Genesee & Wyoming, Inc., Class A(b)	5,780,551
155,039	Old Dominion Freight Line, Inc.(b)	10,951,955

		21,336,405

	Semiconductors & Semiconductor Equipment – 1.7%
274,974	Semtech Corp.(b)	7,465,544
617,170	Teradyne, Inc.	11,966,926

		19,432,470

	Software – 2.8%
147,890	Monotype Imaging Holdings, Inc.	4,188,245
119,923	SS&C Technologies Holdings, Inc.(b)	5,263,420
228,929	Synchronoss Technologies, Inc.(b)	10,480,370
219,246	Verint Systems, Inc.(b)	12,192,270

		32,124,305

	Specialty Retail – 2.7%
273,727	Barnes & Noble, Inc.(b)	5,403,371
287,482	Christopher & Banks Corp.(b)	2,843,197
154,500	Genesco, Inc.(b)	11,548,875
474,546	MarineMax, Inc.(b)	7,996,100
121,130	Sally Beauty Holdings, Inc.(b)	3,315,328

		31,106,871

	Technology Hardware, Storage & Peripherals – 0.2%
98,520	Eastman Kodak Co.(b)	2,164,484

	Thrifts & Mortgage Finance – 0.9%
469,332	Capitol Federal Financial, Inc.	5,547,504
139,883	Federal Agricultural Mortgage Corp., Class C	4,495,840

		10,043,344

	Trading Companies & Distributors – 1.8%
102,309	DXP Enterprises, Inc.(b)	7,538,127
151,214	H&E Equipment Services, Inc.	6,090,900
205,934	Rush Enterprises, Inc., Class A(b)	6,888,492

		20,517,519

	Transportation Infrastructure – 0.5%
88,516	Macquarie Infrastructure Co. LLC	5,904,017

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Water Utilities – 0.2%
109,040	Middlesex Water Co.	$2,137,184

	Total Common Stocks (Identified Cost $793,014,183)	1,122,870,899

Closed-End Investment Companies – 1.0%
404,250	Ares Capital Corp.	6,532,680
362,797	Hercules Technology Growth Capital, Inc.	5,246,045

	Total Closed-End Investment Companies (Identified Cost $10,036,806)	11,778,725

Principal Amount

Short-Term Investments – 1.7%
$18,850,346	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $18,850,346 on 10/01/2014 collateralized by $19,160,000 U.S. Treasury Note, 1.625% due 4/30/2019 valued at $19,231,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,850,346)	18,850,346

	Total Investments – 100.0% (Identified Cost $821,901,335)(a)	1,153,499,970
	Other assets less liabilities – 0.0%	457,290

	Net Assets – 100.0%	$1,153,957,260

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $821,704,202 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$353,104,889
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,309,121)

	Net unrealized appreciation	$331,795,768

(b)	Non-income producing security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2014

Banks	12.6%
Machinery	5.5
Electronic Equipment, Instruments & Components	4.8
Hotels, Restaurants & Leisure	4.3
Media	4.0
Commercial Services & Supplies	3.9
IT Services	3.5
Insurance	3.4
Metals & Mining	2.9
Software	2.8
Specialty Retail	2.7
Energy Equipment & Services	2.4
Chemicals	2.2
Auto Components	2.1
Electric Utilities	2.1
REITs – Storage	2.0
Other Investments, less than 2% each	37.1
Short-Term Investments	1.7

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

September 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$879,391,825	$821,901,335
Net unrealized appreciation	163,245,213	331,598,635

Investments at value	1,042,637,038	1,153,499,970
Receivable for Fund shares sold	942,418	410,804
Receivable for securities sold	7,611,906	2,908,094
Dividends receivable	46,498	1,136,263

TOTAL ASSETS	1,051,237,860	1,157,955,131

LIABILITIES
Payable for securities purchased	6,354,231	407,312
Payable for Fund shares redeemed	1,346,536	2,515,301
Management fees payable (Note 5)	665,813	723,146
Deferred Trustees’ fees (Note 5)	126,603	205,028
Administrative fees payable (Note 5)	38,136	42,857
Payable to distributor (Note 5d)	15,744	13,664
Other accounts payable and accrued expenses	86,232	90,563

TOTAL LIABILITIES	8,633,295	3,997,871

NET ASSETS	$1,042,604,565	$1,153,957,260

NET ASSETS CONSIST OF:
Paid-in capital	$746,991,371	$685,510,200
Accumulated net investment (loss)/Undistributed net investment income	(6,062,036)	2,845,587
Accumulated net realized gain on investments	138,430,017	134,002,838
Net unrealized appreciation on investments	163,245,213	331,598,635

NET ASSETS	$1,042,604,565	$1,153,957,260

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$852,131,488	$730,900,594

Shares of beneficial interest	35,114,166	20,080,368

Net asset value, offering and redemption price per share	$24.27	$36.40

Retail Class:
Net assets	$175,392,583	$358,697,741

Shares of beneficial interest	7,591,556	9,969,596

Net asset value, offering and redemption price per share	$23.10	$35.98

Admin Class:
Net assets	$—	$61,790,690

Shares of beneficial interest	—	1,762,371

Net asset value, offering and redemption price per share	$—	$35.06

Class N:
Net assets	$15,080,494	$2,568,235

Shares of beneficial interest	620,837	70,485

Net asset value, offering and redemption price per share	$24.29	$36.44

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$3,645,048 (a)	$17,851,701
Interest	453	204

	3,645,501	17,851,905

Expenses
Management fees (Note 5)	8,707,416	9,389,148
Service and distribution fees (Note 5)	512,998	1,393,698
Administrative fees (Note 5)	505,429	544,872
Trustees’ fees and expenses (Note 5)	52,458	65,315
Transfer agent fees and expenses (Notes 5 and 6)	1,457,705	1,349,343
Audit and tax services fees	40,124	41,017
Custodian fees and expenses	44,156	42,486
Legal fees	10,376	11,153
Registration fees	68,290	78,810
Shareholder reporting expenses	55,693	67,625
Miscellaneous expenses	36,408	39,073

Total expenses	11,491,053	13,022,540
Less waiver and/or expense reimbursement (Note 5)	—	(362,170)

Net expenses	11,491,053	12,660,370

Net investment income (loss)	(7,845,552)	5,191,535

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	146,827,349	145,244,540
Net change in unrealized appreciation (depreciation) on:
Investments	(156,740,215)	(73,587,700)

Net realized and unrealized gain (loss) on investments	(9,912,866)	71,656,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,758,418)	$76,848,375

(a)	Includes a non-recurring dividend of $366,102.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income (loss)	$(7,845,552)	$(6,960,368)	$5,191,535	$5,356,482
Net realized gain on investments	146,827,349	87,223,584	145,244,540	101,532,511
Net change in unrealized appreciation (depreciation) on investments	(156,740,215)	222,061,214	(73,587,700)	174,751,306

Net increase (decrease) in net assets resulting from operations	(17,758,418)	302,324,430	76,848,375	281,640,299

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,957,501)	(5,790,803)
Retail Class	—	—	(74,356)	(2,562,409)
Admin Class	—	—	—	(317,577)
Class N	—	—	(3)	—
Net realized capital gains
Institutional Class	(64,424,433)	—	(64,817,421)	(501,108)
Retail Class	(15,631,057)	—	(35,067,106)	(299,758)
Admin Class	—	—	(6,651,623)	(57,681)
Class N	(529,097)	—	(103)	—

Total distributions	(80,584,587)	—	(108,568,113)	(9,529,336)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	7,643,805	1,689,164	(26,204,128)	(44,339,129)

Net increase (decrease) in net assets	(90,699,200)	304,013,594	(57,923,866)	227,771,834
NET ASSETS
Beginning of the year	1,133,303,765	829,290,171	1,211,881,126	984,109,292

End of the year	$1,042,604,565	$1,133,303,765	$1,153,957,260	$1,211,881,126

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(6,062,036)	$(6,100,899)	$2,845,587	$192,931

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$26.35		$19.17		$15.06	$14.03		$11.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16	)(b)	(0.15	)(c)	(0.14)	(0.13)		(0.11	)(d)
Net realized and unrealized gain (loss)	(0.09)		7.33		4.25	1.16	(e)	2.56

Total from Investment Operations	(0.25)		7.18		4.11	1.03		2.45

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—	—		—
Net realized capital gains	(1.83)		—		—	—		—

Total Distributions	(1.83)		—		—	—		—

Net asset value, end of the period	$24.27		$26.35		$19.17	$15.06		$14.03

Total return	(1.31	)%(b)	37.45	%(c)	27.29%	7.34%		21.16	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$852,131		$914,000		$599,469	$154,313		$52,501
Net expenses	0.94%		0.94%		0.95%	0.98	%(h)	1.00	%(g)
Gross expenses	0.94%		0.94%		0.95%	0.98	%(h)	1.06%
Net investment loss	(0.63	)%(b)	(0.70	)%(c)	(0.79)%	(0.78)%		(0.85	)%(d)
Portfolio turnover rate	63%		56%		77%	76%		69%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and the ratio of net investment loss to average net assets would have been (0.92)%.
(e)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

|  32

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$25.23		$18.41		$14.52		$13.55		$11.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22	)(b)	(0.20	)(c)	(0.19)		(0.18)		(0.13	)(d)
Net realized and unrealized gain (loss)	(0.08)		7.02		4.08		1.15	(e)	2.47

Total from Investment Operations	(0.30)		6.82		3.89		0.97		2.34

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.83)		—		—		—		—

Total Distributions	(1.83)		—		—		—		—

Net asset value, end of the period	$23.10		$25.23		$18.41		$14.52		$13.55

Total return	(1.58	)%(b)	37.05	%(c)	26.79	%(f)	7.16	%(f)	20.87	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$175,393		$211,724		$229,822		$113,110		$75,344
Net expenses	1.21%		1.25	%(h)	1.25	%(g)	1.25	%(g)	1.25	%(g)
Gross expenses	1.21%		1.25	%(h)	1.28%		1.27%		1.39%
Net investment loss	(0.90	)%(b)	(0.99	)%(c)	(1.09)%		(1.07)%		(1.10	)%(d)
Portfolio turnover rate	63%		56%		77%		76%		69%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14) and the ratio of net investment loss to average net assets would have been (1.17)%.
(e)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

33  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund— Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	(0.10)		6.25

Total from Investment Operations	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(1.83)		—

Total Distributions	(1.83)		—

Net asset value, end of the period	$24.29		$26.36

Total return	(1.27	)%(b)	30.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,080		$7,580
Net expenses	0.83%		0.83	%(c)
Gross expenses	0.83%		0.83	%(c)
Net investment loss	(0.53	)%(b)	(0.63	)%(c)
Portfolio turnover rate	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  34

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$37.42		$29.14		$22.36		$22.93		$20.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.20		0.21		0.09	(b)	0.11
Net realized and unrealized gain (loss)	2.18		8.41		6.62		(0.50)		2.23

Total from Investment Operations	2.38		8.61		6.83		(0.41)		2.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.30)		(0.05)		(0.16)		(0.07)
Net realized capital gains	(3.30)		(0.03)		—		—		—

Total Distributions	(3.40)		(0.33)		(0.05)		(0.16)		(0.07)

Net asset value, end of the period	$36.40		$37.42		$29.14		$22.36		$22.93

Total return	6.17	%(c)	29.82	%(c)	30.59%		(1.88	)%(b)(c)	11.39	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$730,901		$733,512		$572,776		$431,761		$454,853
Net expenses	0.90	%(d)	0.90	%(d)	0.90	%(e)	0.90	%(d)	0.90	%(d)
Gross expenses	0.91%		0.91%		0.90	%(e)	0.93%		0.94%
Net investment income	0.53%		0.61%		0.76%		0.33	%(b)	0.50%
Portfolio turnover rate	23%		22%		19%		42%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07, total return would have been (1.93)% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

35  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$37.03	$28.84	$22.14	$22.71		$20.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.12	0.13	0.02	(b)	0.06
Net realized and unrealized gain (loss)	2.16	8.32	6.57	(0.48)		2.21

Total from Investment Operations	2.26	8.44	6.70	(0.46)		2.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.22)	—	(0.11)		(0.03)
Net realized capital gains	(3.30)	(0.03)	—	—		—

Total Distributions	(3.31)	(0.25)	—	(0.11)		(0.03)

Net asset value, end of the period	$35.98	$37.03	$28.84	$22.14		$22.71

Total return(c)	5.90%	29.48%	30.26%	(2.12	)%(b)	11.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$358,698	$403,475	$343,480	$347,759		$383,934
Net expenses(d)	1.15%	1.15%	1.15%	1.15%		1.15%
Gross expenses	1.20%	1.22%	1.22%	1.22%		1.24%
Net investment income	0.28%	0.37%	0.49%	0.08	%(b)	0.26%
Portfolio turnover rate	23%	22%	19%	42%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (2.16)% and the ratio of net investment income to average net assets would have been 0.03%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  36

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$36.24	$28.22	$21.72	$22.30		$20.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	0.04	0.06	(0.04	)(c)	0.00 (b)
Net realized and unrealized gain (loss)	2.11	8.15	6.44	(0.49)		2.19

Total from Investment Operations	2.12	8.19	6.50	(0.53)		2.19

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.14)	—	(0.05)		—
Net realized capital gains	(3.30)	(0.03)	—	—		—

Total Distributions	(3.30)	(0.17)	—	(0.05)		—

Net asset value, end of the period	$35.06	$36.24	$28.22	$21.72		$22.30

Total return(d)	5.63%	29.17%	29.93%	(2.40	)%(c)	10.89%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,791	$74,892	$67,853	$65,500		$73,443
Net expenses(e)	1.40%	1.40%	1.40%	1.40%		1.40%
Gross expenses	1.51%	1.52%	1.52%	1.52%		1.56%
Net investment income (loss)	0.02%	0.11%	0.24%	(0.17	)%(c)	0.02%
Portfolio turnover rate	23%	22%	19%	42%		52%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.06), total return would have been (2.44)% and the ratio of net investment loss to average net assets would have been (0.22)%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

37  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund— Class N
	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$37.44	$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.06
Net realized and unrealized gain (loss)	2.18	5.30

Total from Investment Operations	2.41	5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	—
Net realized capital gains	(3.30)	—

Total Distributions	(3.41)	—

Net asset value, end of the period	$36.44	$37.44

Total return(b)	6.25%	16.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,568	$1
Net expenses(c)	0.85%	0.85	%(d)
Gross expenses	0.89%	14.45	%(d)
Net investment income	0.60%	0.27	%(d)
Portfolio turnover rate	23%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2014

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

39  |

Notes to Financial Statements – continued

September 30, 2014

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value.)

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal

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Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital and capital gain distributions received, deferred Trustees’ fees and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$80,584,587	$80,584,587	$—	$—	$—
Small Cap Value Fund	2,574,013	105,994,100	108,568,113	8,670,789	858,547	9,529,336

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$8,163,440
Undistributed long-term capital gain	138,845,686	128,692,880

Total undistributed earnings	138,845,686	136,856,320

Late-year ordinary and post-October capital loss deferrals*	(5,935,433)	—
Unrealized appreciation	162,829,544	331,795,768

Total accumulated earnings	$295,739,797	$468,652,088

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of

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the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,024,142,999	$—	$—	$1,024,142,999
Short-Term Investments	—	18,494,039	—	18,494,039

Total	$1,024,142,999	$18,494,039	$—	$1,042,637,038

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,122,870,899	$—	$—	$1,122,870,899
Closed-End Investment Companies	11,778,725	—	—	11,778,725
Short-Term Investments	—	18,850,346	—	18,850,346

Total	$1,134,649,624	$18,850,346	$—	$1,153,499,970

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$706,879,677	$756,396,269
Small Cap Value Fund	285,836,483	404,979,169

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

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Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$8,707,416	0.75%
Small Cap Value Fund	9,389,148	0.75%

For the year ended September 30, 2014, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$64,496	$212,203	$84,894	$577	$362,170

1 Expense reimbursements are subject to possible recovery until September 30, 2015.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

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Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$512,998	$—
Small Cap Value Fund	187,149	1,019,400	187,149

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of

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$90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$505,429
Small Cap Value Fund	544,872

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,406,824
Small Cap Value Fund	1,298,055

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As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$15,744
Small Cap Value Fund	13,664

Effective July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Prior to July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the

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Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2014, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	1.07%	1.37%	2.44%
Small Cap Value Fund	1.66%	2.22%	3.88%

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2014, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,158,246	$298,262	$—	$1,197
Small Cap Value Fund	669,401	534,514	144,432	996

Effective July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Prior to July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, neither Fund had borrowings under this agreement.

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8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$82,809
Small Cap Value Fund	53,786

9.  Concentration of Ownership. From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	25.78%	2.44%	28.22%
Small Cap Value Fund	3	24.91%	3.88%	28.79%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013*
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,265,332	$214,034,486	11,813,357	$252,532,051
Issued in connection with the reinvestment of distributions	2,386,288	61,256,020	—	—
Redeemed	(10,228,143)	(257,989,269)	(8,396,592)	(176,478,451)

Net change	423,477	$17,301,237	3,416,765	$76,053,600

Retail Class
Issued from the sale of shares	1,803,527	$44,732,574	2,620,258	$53,469,074
Issued in connection with the reinvestment of distributions	637,221	15,605,531	—	—
Redeemed	(3,240,173)	(78,525,108)	(6,709,873)	(135,077,555)

Net change	(799,425)	$(18,187,003)	(4,089,615)	$(81,608,481)

Class N
Issued from the sale of shares	426,210	$10,866,912	291,609	$7,346,195
Issued in connection with the reinvestment of distributions	20,604	529,097	—	—
Redeemed	(113,573)	(2,866,438)	(4,013)	(102,150)

Net change	333,241	$8,529,571	287,596	$7,244,045

Increase (decrease) from capital share transactions	(42,707)	$7,643,805	(385,254)	$1,689,164

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

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10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013*
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,763,242	$142,391,032	3,209,013	$105,799,055
Issued in connection with the reinvestment of distributions	1,733,383	64,429,846	204,464	6,072,591
Redeemed	(5,018,897)	(188,920,687)	(3,464,461)	(112,934,799)

Net change	477,728	$17,900,191	(50,984)	$(1,063,153)

Retail Class
Issued from the sale of shares	981,833	$36,703,146	1,284,622	$42,022,941
Issued in connection with the reinvestment of distributions	952,559	35,063,705	96,978	2,855,026
Redeemed	(2,862,025)	(107,131,359)	(2,396,051)	(77,723,740)

Net change	(927,633)	$(35,364,508)	(1,014,451)	$(32,845,773)

Admin Class
Issued from the sale of shares	613,122	$22,321,084	474,991	$15,185,040
Issued in connection with the reinvestment of distributions	143,514	5,157,882	9,613	277,512
Redeemed	(1,060,940)	(38,817,639)	(822,273)	(25,893,755)

Net change	(304,304)	$(11,338,673)	(337,669)	$(10,431,203)

Class N
Issued from the sale of shares	95,239	$3,550,943	31	$1,000
Issued in connection with the reinvestment of distributions	3	106	—	—
Redeemed	(24,788)	(952,187)	—	—

Net change	70,454	$2,598,862	31	$1,000

Increase (decrease) from capital share transactions	(683,755)	$(26,204,128)	(1,403,073)	$(44,339,129)

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

53  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$80,584,587
Small Cap Value Fund	105,994,100

Qualified Dividend Income. For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

55  |

Trustee and Officer Information

As of 9/30/14

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company);	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2014

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	67
Notes to Financial Statements	84

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSFIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

High total investment return through a combination of current income and capital appreciation

Market Conditions

Early in the period, the U.S. Federal Reserve (the Fed) announced it would begin tapering its monthly bond-buying program, known as quantitative easing (QE), in January 2014. The Fed continued tapering throughout 2014 at a pace of $10 billion per meeting, with the program scheduled to conclude in October 2014. Even with less bond buying from the Fed, longer-maturity U.S. Treasuries rallied during the past year, sending yields lower. Following strong performance in 2013, equity market returns were modest overall for the first quarter of 2014. U.S. large-cap stocks moved higher with few interruptions in the second quarter, supported by the U.S. economic recovery. Equity returns closed the period with mixed results. Large-cap stocks sustained their constructive, lower-volatility uptrend, posting modest third-quarter returns. By contrast, results were generally negative for the small- and mid-cap segments of the market.

Europe began to shows signs of emerging from recession, but economic indicators weakened as the period progressed. Inflation headed toward zero, and real growth has remained at or below 1% since the fourth quarter of 2011. The European Central Bank cut its main refinance rate to 0.05% and said it would consider QE programs to expand the balance sheet by one trillion euros. Most investors expect the Bank of England and the Fed to raise rates in 2015, as other central banks remain accommodative. The Bank of Japan maintained its policy stance and asset purchase program, but the yen still struggled, as it appeared April’s consumption tax hike took a larger bite out of economic activity than previously expected. Meanwhile, diverging monetary policies in the United States and Europe caused the euro to weaken by nearly 7% versus the U.S. dollar. Additionally, slower growth in China led to waning demand for commodities, which hurt the New Zealand and Australian dollars.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 8.51%. The Fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.08%.

Explanation of Fund Performance

Despite intermittent bouts of credit market volatility, the Fund outperformed its benchmark primarily due to security selection in out-of-benchmark sectors. In particular, equity securities, high-yield bonds and convertible securities provided strong performance.

Strong results from individual common stocks helped the sector contribute positively to the Fund’s return. A considerable rally in the stock market during much of the 12-month period also supported performance. Convertibles also benefited from the stock market rally, and strong security selection guided positive returns, as selected technology names bolstered the sector. In addition, high-yield issues generated positive results, largely due to strong security selection among industrial holdings. Further, financial names aided return, while a small position in utilities lifted performance. Investment-grade credits also contributed to results. In particular, holdings in the financial sector outperformed duration-matched Treasuries (Treasuries with similar price sensitivity to interest rate changes).

The U.S. dollar strengthened significantly during the period. Accordingly, the Fund’s allocations to non-U.S.-dollar-denominated issues detracted from performance. In particular, issues denominated in the Canadian dollar, New Zealand dollar and Australian dollar were the largest detractors. In addition, yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning and sector allocation, particularly among investment-grade industrial and utility holdings, had a negative impact on fund performance.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed-income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

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Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	8.51%	9.77%	8.60%

Comparative Performance
Barclays U.S. Government/Credit Bond Index(a)	4.08	4.27	4.59

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Institutional Class	LSGBX
David W. Rolley, CFA®	Retail Class	LSGLX
Lynda L. Schweitzer, CFA®	Class N	LSGNX

Objective

High total investment return through a combination of high current income and capital appreciation

Market Conditions

Low volatility, significant central bank involvement in the markets and rising geopolitical tensions characterized the 12-month period ended September 30, 2014. U.S. interest rates initially traded higher before falling through the first half of 2014, as expectations for rate hikes changed. Softer economic data at the beginning of the year, harsh winter weather and lingering concerns about Asia and several emerging market economies were the driving forces behind moderate and uneven global growth.

The euro zone recovery has been timid overall, and progress has been uneven across the region. The European Central Bank (ECB) became increasingly more accommodative, and yields in core and peripheral countries trended to historically low levels. Forward-looking survey indicators suggested continued recovery in coming months, but events such as the Scottish independence referendum and a disinflationary environment heightened concerns. The Bank of Japan maintained its policy stance and asset purchase program. It appeared that April’s consumption tax hike took a larger bite out of economic activity than previously expected.

Emerging markets performed well for most of the period, as valuations were more attractive due to last year’s selloff. Despite conflicts between Russia and Ukraine and in the Middle East, many markets remained stable. In addition, it appears China’s policymakers are currently content with marginally slower growth and are not willing to provide much stimulus to accelerate the economy.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Global Bond Fund returned 1.57%. The Fund outperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned 1.19%.

Explanation of Fund Performance

The Fund’s outperformance was primarily due to security selection and currency positioning. Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning and sector allocation also contributed favorably to results.

Underweight positioning in the euro and the Japanese yen lifted relative results, as these currencies depreciated versus the U.S. dollar. During the period, Japan lagged other developed markets due to trade weakness. In addition, issue selection among banking, communications, electric and transportation companies was a positive source of performance. Selections among corporate issues in the U.K. and the United States were particularly strong. Furthermore, the Fund’s longer-than-benchmark duration (price sensitivity to interest rate changes) along the euro yield curve lifted performance. Sluggish growth across Europe, along with mounting geopolitical concerns around the world, put downward pressure on yields.

Our issue preferences among foreign sovereign debt weighed on results. Specifically, underweight positions in peripheral European bonds, such as those issued by Spain and Italy, detracted from relative performance. These securities generally outperformed higher quality bonds issued by Germany and Finland. In addition, short duration positioning along the U.S. dollar yield curve detracted from results, as U.S. bonds continued to rally despite initial expectations for rising rates due to economic gains. Underweight exposure to the euro zone also detracted from performance. The region’s peripheral countries continued to outperform as the ECB became more accommodative.

Outlook

We believe the United States will remain the best poised of the industrialized economies to expand in the near term, lead the global recovery forward and raise short-term interest rates in 2015. Growth, in tandem with the Federal Reserve’s (the Fed’s) decision to end its monthly bond buying program, known as quantitative easing, in October, should lead to higher U.S. yields, all else being equal. As U.S. growth increases, certain countries may benefit due to their close trading ties with the United States.

Geopolitical stress and lackluster growth have generated concerns about Europe’s short-term prospects. We believe an accommodative ECB should be supportive for local bond markets, and yields likely will remain capped in the near and medium term. The Bank of Japan signaled that monetary easing would be increased following weak growth impacted by April’s tax hike. There may be an inflection point at which yen weakness will start having an adverse effect on Japan’s import pricing and ultimately profitability.

3  |

In emerging markets, we believe country and currency selections will remain crucial in coming quarters. Some economies may face slower growth as global economic indicators remain anemic and have not rebounded to pre-2008 rates. We will closely monitor China’s growth, but we do not anticipate any major financial incidents.

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 5/10/91)	1.57%	3.81%	4.88%	—%

Retail Class (Inception 12/31/96)	1.35	3.52	4.58	—

Class N (Inception 2/1/13)	1.70	—	—	-0.19

Comparative Performance
Barclays Global Aggregate Bond Index(a)	1.19	2.69	4.38	0.01

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA®	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA®

Objective

High total investment return through a combination of current income and capital appreciation

Market Conditions

Treasury yields continued to flatten throughout the period. Yields on short-maturity securities rose, but yields on 10- and 30-year Treasuries fell. Amid market reactions to geopolitical catalysts, spreads (the difference in yields) on long-term Treasury bonds continued to compress during the 12-month period.

Core price inflation (a measure of inflation that excludes certain items that face volatile price movements) fell 0.14% in August to 1.72%. Throughout the period, the core price inflation rate remained in a narrow range, peaking at 2% in May and declining in the last three months of the period.

U.S. credit sectors continued to perform well, with investment-grade credit generally outperforming government securities. Investment-grade credit performed well on a total return basis, given a significant downward move in rates.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned -0.02%. The Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, which returned 1.59%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to our use of swaptions (options on interest rate swaps). Specifically, our yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) trades, expressed with swaptions and designed to benefit from a steepening curve, detracted as interest rates fell and the yield curve flattened. In addition, Treasury Inflation Protected Securities (TIPS) underperformed nominal Treasuries during the period, as breakeven inflation rates (the difference between yields on nominal Treasuries and TIPS of the same maturity) trended lower. Security selection within this allocation detracted from relative performance. A position in Treasury futures, which was used to manage duration, also had a slightly negative effect on performance.

Meanwhile, the Fund’s allocation to investment-grade and high-yield corporate credit contributed favorably to relative performance during the period.

Outlook

We believe the pace of U.S. economic growth is poised to pick up in the fourth quarter of 2014 and into 2015, as the headwinds of private sector deleveraging, budget conflict and fiscal contraction fade, giving way to the positive effects of pent-up demand for housing, business capital, infrastructure and consumer durables. We expect inflation to remain below the U.S. Federal Reserve’s (the Fed’s) target at least until late 2014.

We believe investors will remain cautious ahead of eventual indications of a change in Fed rate policy, with a tug of war between the desire to avoid disruptive markets and the significant cost of staying sidelined in an extraordinarily low-yielding market with few attractive investment alternatives.

We believe the yield on the 10-year Treasury will reach approximately 2.75% by year end and 3.25% in 12 months and do not anticipate it will go much higher. The yields on two- and five-year Treasuries approached highs for the year, in anticipation of an eventual hike in the federal funds rate target.

5  |

Cumulative Performance — September 30, 2004 through September 30, 2014(c)(d)(e)

Average Annual Total Returns — September 30, 2014(d)

	1 year	5 years	10 years

Institutional Class (Inception 5/20/91)(c)	-0.02%	4.26%	4.07%

Retail Class (Inception 5/28/10)(a)(c)	-0.15	3.99	3.78

Comparative Performance
Barclays U.S. Treasury Inflation Protected Securities Index(b)	1.59	4.48	4.63

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

(b)	See page 13 for a description of the index.

(c)	The fund revised its investment strategy on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

(d)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(e)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSHIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

High total investment return through a combination of current income and capital appreciation.

Market Conditions

Early in the reporting period, U.S. yields increased due to strong payroll data but then generally declined for the remainder of the period. In January, the U.S. Federal Reserve (the Fed) announced it would begin tapering its monthly bond-buying program, known as quantitative easing (QE). The program concluded in October 2014. Meanwhile, the European Central Bank considered launching QE programs as euro zone inflation headed toward zero. Japan remained in the midst of a QE program, and many investors expected the Bank of England would be the first central bank to raise rates in 2015.

Although volatility remained consistently low for most of the period, the market experienced less stability as the reporting period drew to a close. High-yield securities generally performed well in the low volatility market, but investors responded to heightened volatility by moving out of securities with low credit quality and into investment-grade positions, especially in Europe.

The U.S. dollar rally, which had the currency sitting at a four-year high at the end of the reporting period, hampered foreign currency performance. Concerns about slower growth in China, and resulting lower demand for commodities, hurt the New Zealand and Australian dollars. The euro also weakened, particularly during the Scottish independence campaign. In general, U.S. Treasuries benefited from the dollar’s strength.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Institutional High Income Fund returned 11.14%. The Fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.20%.

Explanation of Fund Performance

The Fund’s outperformance primarily was due to security selection within the common stock, investment-grade, high-yield and convertible allocations. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also aided results.

Common stock selections were among the Fund’s top performance contributors. Selected names in the technology sector were instrumental in the allocation’s outperformance. Investment-grade and high-yield securities in the industrial and financial sectors also were among the leading contributors to relative performance. Specifically, securities in the communications, consumer cyclical and technology industries dominated return. Finally, out-of-benchmark holdings in convertible securities, including selections within the technology, consumer non-cyclical and basic industry sectors, were strong contributors to Fund performance.

Non-U.S.-dollar-denominated securities weighed on performance, suffering due to the U.S. dollar’s strength. In addition, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff and causing the New Zealand dollar to be among the largest detractors during the period. In addition, sector selection slightly detracted from results. An underweight position in below-investment-grade utilities weighed on relative performance, but gains in the below-investment-grade industrial and financial segments largely offset those effects. Exposure to U.S. Treasuries detracted from relative performance, primarily due to yield curve positioning.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

7  |

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 year	5 years	10 years

Institutional Class (Inception 6/5/96)	11.14%	11.85%	10.06%

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index(a)	7.20	10.57	8.33

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Institutional Class	LSDIX
Clifton V. Rowe, CFA®	Retail Class	LSDRX
Kurt L. Wagner, CFA®, CIC

Objective

Above-average total return through a combination of current income and capital appreciation.

Market Conditions

Weaker-than-expected U.S. growth, geopolitical concerns in Russia/Ukraine and Syria and central bank actions, including the U.S. Federal Reserve’s (the Fed’s) tapering of its monthly bond-buying program, known as quantitative easing (QE), and the European Central Bank’s easing of monetary policy, remained in the spotlight during the period. The yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened, as rates on short- and intermediate-maturity securities increased and rates on long-maturity securities declined. Spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) compressed across most market sectors, including corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned 3.60%. The Fund outperformed its benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, which returned 2.20%.

Explanation of Fund Performance

Overall, sector allocation and security selection drove the Fund’s relative outperformance. The largest contributor was the Fund’s underweight allocation to U.S. Treasuries. In addition, the Fund’s investment-grade corporate securities posted strong relative results, primarily due to the allocation to investment-grade industrials, which benefited from an overweight position and security selection. Selected consumer cyclical and communications names were key contributors to outperformance. Allocations to securitized credit also buoyed results. In particular, an overweight allocation to CMBS, with a focus on super senior seasoned and new issues within the top tranche (a portion of a specific class of bonds within an offering of fixed-income securities), aided returns. In addition, the Fund’s yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning was helpful, mostly due to an underweight position at the shorter end of the curve.

Despite positive performance from investment-grade corporate securities as a whole, an underweight position in investment-grade financials slightly detracted from performance. When evaluating the Fund’s relative performance at a general industry level, selected insurance names tended to weigh nominally on gains over the 12-month period.

Outlook

Looking ahead, we believe the U.S. economy will experience moderate growth. Although we currently do not intend to make significant strategy shifts, we may consider further decreasing the Fund’s corporate bond exposure should spreads tighten. Within the investment-grade and high-yield corporate allocations, the new issue market continues to be a source of return, as we remain focused on selling those securities that have outperformed and rolling the proceeds to fund additional purchases of new issues that are selling at a concession (“roll-down return strategy”). We plan to maintain these value-enhancing efforts.

9  |

Cumulative Performance — September 30, 2004 through September 30, 2014(c)(d)(e)

Average Annual Total Returns — September 30, 2014(d)

	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)(c)	3.60%	4.59%	4.87%

Retail Class (Inception 5/28/10)(a)(c)	3.24	4.34	4.59

Comparative Performance
Barclays U.S. Intermediate Government/Credit Bond Index(b)	2.20	3.42	4.05

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

(b)	See page 13 for a description of the index.

(c)	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

(d)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(e)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIGX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Objective

Above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

In January 2014, the U.S. Federal Reserve (the Fed) began tapering its quantitative easing (QE) program. The Fed reduced its monthly bond purchases by $10 billion per policy meeting, with the goal of concluding the program in October 2014. Despite reduced Fed bond buying, the fixed-income market remained resilient. By the third quarter of 2014, global unrest in the Middle East and Eastern Europe led to a decline in the market. Additionally, more hawkish announcements from the Fed triggered uncertainty surrounding future rate policy.

Against the backdrop of a rallying U.S. dollar, foreign currencies struggled during the first nine months of 2014. In particular, the New Zealand and Australian dollars sagged due to concerns about slower economic expansion in China and waning demand for commodities. Additionally, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff during the third quarter. In general, U.S. Treasuries benefited from market conditions in the third quarter. Yields on short maturities rose, but yields on 10- and 30-year Treasuries fell.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 5.36%. The Fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.08%.

Explanation of Fund Performance

High-yield and investment-grade credits were the largest contributors to the Fund’s relative performance, primarily due to security selection. Selected holdings denominated in the dollar bloc (Canadian dollar, New Zealand dollar and Australian dollar), including selected positions in emerging market bonds and the Norwegian krone, weighed on performance. Within the sector, one particular technology name performed exceptionally well. We also opportunistically added to the Fund’s non-benchmark, non-U.S.-dollar holdings during the period. Within this allocation, securities denominated in the euro, British pound sterling and Icelandic krona were leading contributors. In addition, an out-of-benchmark common stock position buoyed performance due to selected technology, chemical and pharmaceutical names.

Overall, allocations to non-U.S.-dollar-denominated issues weighed on relative performance as the dollar rallied versus most foreign currencies. Selected holdings denominated in the dollar bloc (Canadian dollar, New Zealand dollar and Australian dollar), including selected positions in emerging market bonds and the Norwegian krone, weighed on performance. In addition, an out-of-benchmark position in commercial mortgage-backed securities posted a positive return but was a drag on relative results. Relative underperformance primarily was due to the Fund’s yield curve positioning. (The yield curve shows the relationship among bond yields across the maturity spectrum.)

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

11  |

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 year	5 years	10 years

Institutional Class (Inception 7/1/1994)	5.36%	7.63%	7.33%

Comparative Performance
Barclays U.S. Government/Credit Bond Index(a)	4.08	4.27	4.59

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

13  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,021.50	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*   Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$993.00	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

Retail Class
Actual	$1,000.00	$991.70	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01

Class N
Actual	$1,000.00	$993.60	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 0.99% and 0.63% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,006.40	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,006.10	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,018.80	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*   Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,015.40	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,013.10	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,011.00	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*   Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

|  16

1	The information provided in brackets is included to assist the Trustees in their review and will be removed from the finalized version.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups; (3) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; or (4) that the Fund’s performance, although lagging in certain periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap. The Trustees noted that while the Loomis Sayles Institutional High Income Fund’s advisory fee was slightly above the median of a peer group of funds, the Fund’s net expense ratio was below the median for its peer group.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees further noted that although the Loomis Sayles Investment Grade Fixed Income Fund’s management fee was not subject to breakpoints, the Fund’s overall net expense ratio was below the median compared to a peer group of funds. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

17  |

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 88.2% of Net Assets

Non-Convertible Bonds – 81.0%

	ABS Car Loan – 0.4%
7,000,000	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	$6,251,967

	ABS Home Equity – 0.0%
620,513	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.610%, 4/25/2035(b)	630,411

	ABS Other – 0.0%
424,973	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	428,697

	Aerospace & Defense – 1.9%
11,120,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	11,064,400
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	176,750
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	648,000
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,795,500
1,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,776,500
245,000	Textron, Inc., 5.600%, 12/01/2017	272,050
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,896,103
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,539,580
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024, 144A	1,462,495

		26,631,378

	Airlines – 2.5%
5,550,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	5,301,081
754,846	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	773,717
13,360,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	13,193,000
1,138,468	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	1,159,120
376,902	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	391,134
800,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	829,304
242,531	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	255,870
1,745,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,849,700
10,502	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	10,751

	Airlines – continued
$23,805	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	$26,245
70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	74,605
247,128	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	263,191
228,518	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	257,083
849,725	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	917,704
1,690,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,710,246
1,397,285	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,620,851
936,370	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,048,734
500,378	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	560,423
991,275	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	1,035,883
2,370,654	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	2,471,407
491,336	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	504,602
813,297	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	819,852

		35,074,503

	Automotive – 1.9%
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,845,700
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,190,300
165,000	Ford Motor Co., 6.625%, 2/15/2028	192,523
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	5,201,804
690,000	Ford Motor Co., 7.125%, 11/15/2025	849,906
3,510,000	Ford Motor Co., 7.400%, 11/01/2046	4,789,174
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	6,542,215
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	2,074,955
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	655,288
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	667,188
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,223,937
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	395,625
515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	513,713

		27,142,328

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 12.6%
$6,735,000	Ally Financial, Inc., 5.125%, 9/30/2024	$6,600,300
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020	2,621,938
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,657,100
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,429,635
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,005,452
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	2,097,520
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,179,036
1,000,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	1,424,441
1,700,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	1,658,046
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,714,504
14,790,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	13,303,010
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,324,438
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(c)	2,323,446
1,450,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(c)	1,881,787
2,150,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(c)	2,868,988
2,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(c)	4,895,544
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(c)	1,162,500
1,150,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(c)	1,161,500
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(c)	1,770,141
300,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(d)(f)	280,697
3,320,000	Citigroup, Inc., 5.875%, 2/22/2033	3,724,599
1,215,000	Citigroup, Inc., 6.000%, 10/31/2033	1,360,145
795,000	Citigroup, Inc., 6.125%, 8/25/2036	911,520
14,170,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	11,426,373
200,000	Citigroup, Inc., EMTN, 1.440%, 11/30/2017, (EUR)(b)	251,979
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,984,686

	Banking – continued
$4,145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	$4,948,247
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,176,636
7,400,000	HBOS PLC, 6.000%, 11/01/2033, 144A	8,214,000
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,900,039
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,754,798
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,444,136
5,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,410,006
50,000	Merrill Lynch & Co., Inc., EMTN, 0.634%, 9/14/2018, (EUR)(b)	61,970
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	345,099
200,000	Morgan Stanley, 0.714%, 10/15/2015(b)	200,621
5,125,000	Morgan Stanley, 2.125%, 4/25/2018	5,124,462
1,360,000	Morgan Stanley, 2.500%, 1/24/2019	1,360,091
130,000	Morgan Stanley, 3.450%, 11/02/2015	133,680
2,120,000	Morgan Stanley, 3.750%, 2/25/2023	2,117,246
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,483,221
4,149,000	Morgan Stanley, 5.500%, 7/24/2020	4,667,828
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,539,257
4,900,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	4,734,514
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	88,046
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	3,788,517
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,003,984
1,600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	1,437,303
300,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	299,689
900,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(b)	902,390
300,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	506,773
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,496,964
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(c)	222,565
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(c)	3,040,794
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	2,012,811
2,300,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(c)	2,432,250

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	$66,389
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	942,078
150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	192,773
300,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	319,408
800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	847,091
150,000	Societe Generale S.A., (fixed rate to 1/26/2015, variable rate thereafter), 4.196%, (EUR)(c)	189,736
1,225,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(c)	1,292,375
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,573,980

		177,291,092

	Brokerage – 1.1%
549,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	540,765
1,495,000	Jefferies Group LLC, 3.875%, 11/09/2015	1,538,280
1,245,000	Jefferies Group LLC, 5.125%, 4/13/2018	1,356,012
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,427,840
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,215,702
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	2,022,358
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,948,196

		15,049,153

	Building Materials – 1.1%
4,135,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	4,010,950
860,000	Masco Corp., 4.800%, 6/15/2015	880,425
240,000	Masco Corp., 5.850%, 3/15/2017	260,472
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,774,200
800,000	Masco Corp., 6.500%, 8/15/2032	800,000
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,621,500
815,000	Masco Corp., 7.750%, 8/01/2029	933,817
2,400,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	884,895
164,000	Owens Corning, Inc., 6.500%, 12/01/2016	180,670
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,484,555

		14,831,484

	Cable Satellite – 0.6%
$665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	$661,675
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,892,256
3,400,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	4,618,425
800,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	801,000

		7,973,356

	Chemicals – 1.1%
275,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	280,156
7,395,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	7,043,737
620,000	Methanex Corp., 5.250%, 3/01/2022	681,445
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,633,646
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(d)(f)	4,702,900
35,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(d)(f)	34,213
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(d)(f)	875,587

		15,251,684

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(d)(f)	1,118,479
1,155,000	United Rentals North America, Inc., 7.625%, 4/15/2022	1,256,063

		2,374,542

	Consumer Products – 0.0%
260,000	Visant Corp., 10.000%, 10/01/2017	232,050

	Electric – 3.1%
1,970,000	AES Corp. (The), 4.875%, 5/15/2023	1,871,500
595,000	AES Corp. (The), 5.500%, 3/15/2024	578,637
2,573,315	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,932,930
3,458,757	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	3,845,550
2,850,000	DPL, Inc., 6.750%, 10/01/2019, 144A	2,899,875
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,543,508
5,455,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	5,869,416
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,446,569
1,589,000	Endesa S.A., 7.875%, 2/01/2027	2,051,815
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,327,638
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	122,461
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,383,550
4,000,000	Enersis S.A., 7.400%, 12/01/2016	4,479,944
2,498,155	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(d)(f)	2,626,520

		42,979,913

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – 5.2%
$300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	$246,000
1,630,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	1,482,236
45,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	44,536
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,095,528
2,390,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	1,904,807
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,212,473
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,167,458
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	7,352,167
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,667,400
3,045,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,182,025
4,695,000	International Lease Finance Corp., 6.250%, 5/15/2019	5,030,692
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,518,125
635,000	International Lease Finance Corp., 8.250%, 12/15/2020	750,094
945,000	iStar Financial, Inc., 4.875%, 7/01/2018	919,012
225,000	iStar Financial, Inc., 5.850%, 3/15/2017	233,438
1,505,000	iStar Financial, Inc., 7.125%, 2/15/2018	1,557,675
1,525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,612,687
2,167,000	Navient LLC, 4.875%, 6/17/2019	2,167,000
4,668,000	Navient LLC, 5.500%, 1/25/2023	4,487,115
31,725(††)	Navient LLC, 6.000%, 12/15/2043	685,657
722,000	Navient LLC, MTN, 3.875%, 9/10/2015	731,025
726,000	Navient LLC, MTN, 5.500%, 1/15/2019	740,520
5,900,000	Navient LLC, MTN, 6.125%, 3/25/2024	5,752,500
200,000	Navient LLC, Series A, MTN, 5.000%, 4/15/2015	203,000
145,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	143,913
5,185,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	4,368,362
4,681,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	5,266,125
3,770,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,826,550
1,805,000	Springleaf Finance Corp., 7.750%, 10/01/2021	2,021,600
725,000	Springleaf Finance Corp., 8.250%, 10/01/2023	815,625
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	311,250
595,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	608,388

	Finance Companies – continued
$2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	$2,215,500
725,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	770,312

		73,090,795

	Food & Beverage – 0.2%
1,995,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	2,204,475

	Government Owned – No Guarantee – 0.2%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,691,120

	Healthcare – 1.9%
650,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	665,437
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	457,349
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	472,962
610,000	HCA, Inc., 5.875%, 3/15/2022	641,262
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,071,600
410,000	HCA, Inc., 6.375%, 1/15/2015	413,588
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,562,725
820,000	HCA, Inc., 7.190%, 11/15/2015	856,900
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,607,750
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,512,000
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,926,000
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,553,000
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,193,700
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	466,550
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016	347,083
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,712,875

		26,460,781

	Home Construction – 1.1%
550,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	547,250
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	234,900
835,000	KB Home, 8.000%, 3/15/2020	918,500
4,235,000	Lennar Corp., 4.500%, 6/15/2019	4,197,944
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,736,125
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,724,000
3,020,000	Pulte Group, Inc., 6.375%, 5/15/2033	3,012,450
490,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	478,975

		14,850,144

	Independent Energy – 1.5%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,523,313
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,170,687
100,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	110,300
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,109,425

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$2,015,000	Halcon Resources Corp., 8.875%, 5/15/2021	$1,984,775
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,371,850
500,000	QEP Resources, Inc., 5.250%, 5/01/2023	485,000
690,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	672,750
1,600,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	1,610,000
2,940,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	2,855,475

		20,893,575

	Industrial Other – 0.2%
385,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	386,444
405,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	407,531
1,150,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	1,244,875
660,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	686,400

		2,725,250

	Integrated Energy – 0.5%
370,000	California Resources Corp., 5.000%, 1/15/2020, 144A	375,550
6,085,000	California Resources Corp., 5.500%, 9/15/2021, 144A	6,176,275
810,000	California Resources Corp., 6.000%, 11/15/2024, 144A	832,275

		7,384,100

	Life Insurance – 1.3%
160,000	American International Group, Inc., 4.125%, 2/15/2024	166,200
130,000	American International Group, Inc., 4.875%, 6/01/2022	142,990
161,000	American International Group, Inc., 6.250%, 3/15/2087	180,297
711,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	958,072
325,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	365,600
175,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	192,849
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(c)	3,977,500
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	282,558
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	4,939,353
2,270,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	3,274,475
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,800,725
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,454,117

		17,734,736

	Local Authorities – 2.5%
1,355,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	$1,848,990
9,640,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	9,239,811
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	3,981,830
269,871	Province of Alberta, 5.930%, 9/16/2016, (CAD)	254,310
19,825,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	19,178,358
830,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	729,661

		35,232,960

	Media Entertainment – 1.0%
500,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 2/15/2022, 144A	499,375
1,250,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875%, 3/15/2025, 144A	1,256,250
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,503,584
3,805,000	iHeartCommunications, Inc., 9.000%, 9/15/2022, 144A	3,776,462
2,145,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	2,118,188
120,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	119,700
4,030,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	4,251,650
295,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	323,763

		13,848,972

	Metals & Mining – 1.7%
1,400,000	Alcoa, Inc., 5.870%, 2/23/2022	1,494,181
400,000	Alcoa, Inc., 5.900%, 2/01/2027	418,982
6,630,000	ArcelorMittal, 7.250%, 3/01/2041	6,646,575
3,300,000	ArcelorMittal, 7.500%, 10/15/2039	3,399,000
625,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	484,375
305,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	232,563
3,025,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	2,140,188
398,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	396,010
3,580,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A(d)(e)(f)	2,649,200
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,581,812
1,400,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	1,456,000
1,760,000	United States Steel Corp., 7.500%, 3/15/2022	1,892,000

		23,790,886

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – 0.5%
$575,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	$664,203
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	302,500
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,599,157
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	367,284
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,394,507
390,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	402,675
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	275,796
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,969,421

		6,975,543

	Non-Agency Commercial Mortgage-Backed Securities – 0.3%
1,061,000	Column Canada Issuer Corp., Series 2006-WEM, Class D, 5.101%, 1/15/2022, (CAD)	991,985
88,846	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	89,530
530,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	549,508
1,452,759	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	1,297,112
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,084,093

		4,012,228

	Oil Field Services – 1.4%
6,230,000	FTS International, Inc., 6.250%, 5/01/2022, 144A	6,120,975
10,140,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A	7,934,550
640,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	515,200
1,400,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	1,183,000
887,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	749,515
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,732,150
775,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	775,000

		19,010,390

	Packaging – 0.2%
3,550,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/2016, 144A	3,523,375

	Paper – 1.2%
$2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	$2,629,597
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,760,750
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	8,311,361
350,000	Westvaco Corp., 7.950%, 2/15/2031	450,437
1,035,000	Westvaco Corp., 8.200%, 1/15/2030	1,357,671

		16,509,816

	Pharmaceuticals – 0.2%
2,610,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	2,681,775

	Property & Casualty Insurance – 1.0%
3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	4,090,142
1,630,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(b)(g)	1,157,300
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,279,349
2,140,000	Sirius International Group, 6.375%, 3/20/2017, 144A	2,372,156
1,430,000	XLIT Ltd., 6.250%, 5/15/2027	1,698,077
1,135,000	XLIT Ltd., 6.375%, 11/15/2024	1,351,389

		13,948,413

	Railroads – 0.6%
7,100,000	Hellenic Railways Organization S.A., EMTN, 0.663%, 5/24/2016, (EUR)(b)(d)(f)	8,384,761
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)(f)	466,579

		8,851,340

	REITs – Apartments – 0.1%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,648,155

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	230,463

	REITs – Office Property – 0.3%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,825,836
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	554,269

		4,380,105

	REITs – Single Tenant – 0.1%
275,000	Realty Income Corp., 5.750%, 1/15/2021	313,071
725,000	Realty Income Corp., 6.750%, 8/15/2019	855,937

		1,169,008

	Retailers – 0.8%
5,005,000	Best Buy Co., Inc., 5.000%, 8/01/2018	5,155,150
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,122,375
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	1,203,038
440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	434,500

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$614,575
1,680,000	JC Penney Corp, Inc., 8.125%, 10/01/2019	1,638,000
2,345,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,618,050

		11,785,688

	Sovereigns – 0.4%
5,980,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	6,195,400

	Supermarkets – 1.0%
7,240,000	New Albertson’s, Inc., 7.450%, 8/01/2029	6,588,400
1,810,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,710,450
3,230,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,068,500
455,000	New Albertson’s, Inc., 8.700%, 5/01/2030	448,175
2,020,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,646,300

		13,461,825

	Supranational – 1.3%
7,000,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	556,955
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	16,129,844
5,580,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	2,141,726

		18,828,525

	Technology – 1.3%
1,670,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,573,975
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	75,400
3,580,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	3,633,700
2,950,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,053,250
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,718,744
130,000	Avnet, Inc., 6.625%, 9/15/2016	143,185
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,493,478
1,300,000	First Data Corp., 10.625%, 6/15/2021	1,478,750
952,000	First Data Corp., 11.250%, 1/15/2021	1,084,090
2,665,000	First Data Corp., 11.750%, 8/15/2021	3,084,737
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	182,236
810,600	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	991,842

		18,513,387

	Tobacco – 0.3%
$3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	$3,746,985

	Transportation Services – 0.2%
2,500,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	2,300,000
421,593	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	428,971
351,821	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	357,098
138,101	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(f)	148,458

		3,234,527

	Treasuries – 22.2%
31,645,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	28,188,477
10,950,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	9,692,943
8,305,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	7,457,037
29,780,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	26,860,632
8,185,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	7,533,240
13,195,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	12,051,814
1,787,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	160,441
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,014,009
414,800(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	3,135,682
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	3,294,132
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,644,414
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	4,844,094
847,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	7,146,948
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,316,381
830,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	7,979,655
15,725,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	12,779,883
63,235,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	10,526,946
28,230,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	4,492,809
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	3,752,732

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	$5,919,171
264,630,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	1,856,196
107,395,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	775,258
271,710,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	2,065,562
25,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	24,979,500
70,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	70,016,380
25,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	24,990,225
25,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	24,974,600

		311,449,161

	Wireless – 0.7%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	5,217,614
545,000	Consolidated Communications Finance II Co., 6.500%, 10/01/2022, 144A	542,275
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,508,785
575,000	Sprint Capital Corp., 6.900%, 5/01/2019	604,469
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	327,375
898,000	Sprint Communications, Inc., 6.000%, 12/01/2016	944,583
445,000	Sprint Communications, Inc., 6.000%, 11/15/2022	431,650

		10,576,751

	Wirelines – 3.1%
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	214,396
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	812,560
210,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	224,611
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	4,151,600
1,400,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,914,153
200,000	Embarq Corp., 7.995%, 6/01/2036	216,180
560,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	590,100
1,960,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	2,121,700
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	149,625
200,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	262,073
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	1,125,378

	Wirelines – continued
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	$2,271,280
550,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	724,202
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,635,500
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	7,133,310
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	389,375
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	792,437
5,275,000	Qwest Corp., 6.875%, 9/15/2033	5,264,123
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,788,733
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,422,912
2,290,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,241,337
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,388,025
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	753,979
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	469,840
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	541,206
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,785,908
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,435,265

		43,819,808

	Total Non-Convertible Bonds
	(Identified Cost $1,075,356,641)	1,137,603,020

Convertible Bonds – 6.4%

	Automotive – 0.4%
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	5,012,719

	Basic Industry – 0.4%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,343,187

	Chemicals – 0.0%
332,000	RPM International, Inc., 2.250%, 12/15/2020	372,670

	Communications – 0.6%
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)(f)	5,185,100
1,465,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(d)(f)	2,498,741

		7,683,841

	Construction Machinery – 0.1%
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	990,037

	Consumer Products – 0.1%
1,195,000	Jarden Corp., 1.125%, 3/15/2034, 144A	1,191,266

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Energy – 0.5%
$1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	$1,493,597
3,885,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,916,566
1,090,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	1,103,625

		6,513,788

	Finance Companies – 0.0%
550,000	Jefferies Group LLC, 3.875%, 11/01/2029	581,625

	Healthcare – 0.2%
210,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	221,156
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	3,028,156

		3,249,312

	Home Construction – 0.1%
1,405,000	KB Home, 1.375%, 2/01/2019	1,352,312

	Pharmaceuticals – 0.0%
205,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	217,044
285,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	312,075

		529,119

	Property & Casualty Insurance – 1.5%
18,045,000	Old Republic International Corp., 3.750%, 3/15/2018	21,123,928

	REITs – Mortgage – 0.0%
90,000	iStar Financial, Inc., 3.000%, 11/15/2016	113,513

	Technology – 2.5%
8,950,000	Ciena Corp., 0.875%, 6/15/2017	8,776,594
3,455,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,025,075
1,783,000	Intel Corp., 2.950%, 12/15/2035	2,268,867
7,000,000	Intel Corp., 3.250%, 8/01/2039	11,738,125
2,020,000	JDS Uniphase Corp., 0.625%, 8/15/2033	2,018,738
325,449	Liberty Media LLC, 3.500%, 1/15/2031	177,776
6,145,000	Nuance Communications, Inc., 2.750%, 11/01/2031	6,060,506

		35,065,681

	Wirelines – 0.0%
25,700	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(d)(f)(h)(i)	3,023

	Total Convertible Bonds
	(Identified Cost $71,673,102)	89,126,021

Municipals – 0.8%

	Illinois – 0.3%
$4,075,000	State of Illinois, Series B, 5.520%, 4/01/2038	$4,014,364

	Michigan – 0.1%
2,195,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,883,859

	Virginia – 0.4%
7,510,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	5,496,944

	Total Municipals
	(Identified Cost $13,761,381)	11,395,167

	Total Bonds and Notes
	(Identified Cost $1,160,791,124)	1,238,124,208

Senior Loans – 1.1%

	Chemicals – 0.1%
1,084,081	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(b)	1,072,969
463,910	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(b)	460,236

		1,533,205

	Construction Machinery – 0.4%
4,899,696	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	4,905,821

	Consumer Products – 0.1%
986,338	Visant Corp., New Term Loan, 7.000%, 9/23/2021(b)	973,397

	Diversified Manufacturing – 0.0%
510,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(b)	515,100

	Media Entertainment – 0.0%
161,524	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	131,319

	Other Utility – 0.1%
1,150,438	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	1,124,553
790,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	766,300
61,010	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(b)	59,637

		1,950,490

	Retailers – 0.1%
1,092,486	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(b)	1,082,249

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Supermarkets – 0.3%
$2,115,260	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	$2,076,932
2,725,304	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(b)	2,672,324

		4,749,256

	Wirelines – 0.0%
120,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(b)	119,799

	Total Senior Loans
	(Identified Cost $16,078,000)	15,960,636

Shares

Preferred Stocks – 2.3%

Convertible Preferred Stocks – 1.7%

	Banking – 0.2%
2,844	Bank of America Corp., Series L, 7.250%	3,260,646

	Communications – 0.0%
768	Cincinnati Bell, Inc., 6.750%	36,744

	Energy – 0.7%
8,309	Chesapeake Energy Corp., 4.500%	786,198
12,055	Chesapeake Energy Corp., 5.000%	1,181,391
660	Chesapeake Energy Corp., Series A, 5.750%, 144A	732,188
96,065	El Paso Energy Capital Trust I, 4.750%	5,485,311
13,390	SandRidge Energy, Inc., 7.000%	1,201,752

		9,386,840

	Metals & Mining – 0.3%
191,714	ArcelorMittal, 6.000%	4,050,917

	Natural Gas – 0.1%
36,011	AES Trust III, 6.750%	1,846,644

	REITs – Diversified – 0.3%
1,667	Crown Castle International Corp., Series A, 4.500%	175,335
76,518	Weyerhaeuser Co., Series A, 6.375%	4,134,268

		4,309,603

	REITs – Health Care – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	423,132

	REITs – Mortgage – 0.1%
11,825	iStar Financial, Inc., Series J, 4.500%	703,587

	Total Convertible Preferred Stocks
	(Identified Cost $20,941,010)	24,018,113

Non-Convertible Preferred Stocks – 0.6%

	Banking – 0.2%
2,571	Ally Financial, Inc., Series G, 7.000%, 144A	$2,573,410
5,000	Bank of America Corp., 6.375%	124,300
20,975	Countrywide Capital IV, 6.750%	534,653

		3,232,363

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	8,184
2,876	Entergy New Orleans, Inc., 4.750%	273,490
4,670	Union Electric Co., 4.500%	424,970

		706,644

	Finance Companies – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,236,928

	Government Sponsored – 0.2%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(h)	3,113,438

	Total Non-Convertible Preferred Stocks
	(Identified Cost $6,439,667)	8,289,373

	Total Preferred Stocks
	(Identified Cost $27,380,677)	32,307,486

Common Stocks – 5.3%

	Airlines – 0.0%
14,401	United Continental Holdings, Inc.(g)	673,823

	Chemicals – 0.9%
62,529	PPG Industries, Inc.	12,301,955

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(g)	920,946
374	Rock-Tenn Co., Class A	17,795

		938,741

	Diversified Telecommunication Services – 0.3%
8,050	Hawaiian Telcom Holdco, Inc.(g)	206,805
241,163	Telefonica S.A., Sponsored ADR	3,706,675

		3,913,480

	Electronic Equipment, Instruments & Components – 0.3%
205,167	Corning, Inc.	3,967,930

	Multi-Utilities – 0.0%
20,449	CMS Energy Corp.	606,517

	Oil, Gas & Consumable Fuels – 0.8%
54,259	Chesapeake Energy Corp.	1,247,414
172,008	Repsol YPF S.A., Sponsored ADR	4,067,129
70,051	Royal Dutch Shell PLC, ADR	5,332,983

		10,647,526

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

Pharmaceuticals – 0.7%
160,000	Bristol-Myers Squibb Co.	$8,188,800
17,674	Valeant Pharmaceuticals International, Inc.(g)	2,318,829

10,507,629

Semiconductors & Semiconductor Equipment – 2.0%
822,858	Intel Corp.	28,651,916

Trading Companies & Distributors – 0.2%
23,272	United Rentals, Inc.(g)	2,585,519

Total Common Stocks
	(Identified Cost $44,881,951)	74,795,036

Principal Amount (‡)

Short-Term Investments – 3.2%
$8,794	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $8,794 on 10/01/2014 collateralized by $9,000 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $9,007 including accrued interest (Note 2 of Notes to Financial Statements)	8,794
44,461,371	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $44,461,371 on 10/01/2014 collateralized by $41,560,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $45,352,350 including accrued interest (Note 2 of Notes to Financial Statements)	44,461,371

Total Short-Term Investments
	(Identified Cost $44,470,165)	44,470,165

Total Investments – 100.1%
	(Identified Cost $1,293,601,917)(a)	1,405,657,531
	Other assets less liabilities—(0.1)%	(1,731,012)

	Net Assets – 100.0%	$1,403,926,519

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $1,300,636,749 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$138,019,674
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,998,892)

	Net unrealized appreciation	$105,020,782

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	Perpetual bond with no specified maturity date.
(d)	Illiquid security. At September 30, 2014, the value of these securities amounted to $31,125,800 or 2.2% of net assets.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $33,263,365 or 2.4% of net assets.
(g)	Non-income producing security.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $226,492,060 or 16.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2014

Treasuries	22.2%
Banking	13.0
Finance Companies	5.3
Technology	3.8
Electric	3.2
Wirelines	3.1
Airlines	2.5
Local Authorities	2.5
Property & Casualty Insurance	2.5
Automotive	2.3
Healthcare	2.1
Chemicals	2.1
Semiconductors & Semiconductor Equipment	2.0
Metals & Mining	2.0
Other Investments, less than 2% each	28.3
Short-Term Investments	3.2

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Fixed Income Fund – continued

Currency Exposure Summary at September 30, 2014

United States Dollar	74.7%
Canadian Dollar	10.5
New Zealand Dollar	4.0
Mexican Peso	2.5
Euro	2.3
Australian Dollar	2.0
Other, less than 2% each	4.1

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.9% of Net Assets

Non-Convertible Bonds – 96.8%

	Australia – 2.5%
$4,695,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	$4,971,850
5,858,700	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	5,615,486
5,000,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)	4,963,617
24,075,000	New South Wales Treasury Corp., 6.000%, 3/01/2022, (AUD)(b)	24,328,642
4,700,000	SMART Trust/Australia, Series 2012-1USA, Class A4A, 2.010%, 12/14/2017, 144A	4,732,900
5,010,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 9/17/2019, 144A	5,021,879
7,600,000	Westpac Banking Corp., 2.450%, 11/28/2016, 144A	7,830,994

		57,465,368

	Barbados – 0.2%
1,287,500	Global SC Finance II S.r.l., Series 2013-1A, Class A, 2.980%, 4/17/2028, 144A	1,278,340
3,589,167	Global SC Finance II S.r.l., Series 2014-1A, Class A1, 3.190%, 7/17/2029, 144A	3,563,274

		4,841,614

	Belgium – 2.1%
29,360,000	Belgium Government Bond, Series 65, 4.250%, 9/28/2022, (EUR)(b)	46,701,792

	Bermuda – 0.3%
7,075,000	Global Container Assets Ltd., Series 2013-1A, Class A2, 3.300%, 11/05/2028, 144A	7,061,416

	Brazil – 1.9%
585,000	Banco Santander Brasil S.A., 4.250%, 1/14/2016	604,030
5,000,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	5,218,750
11,745,615	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	4,594,116
1,264,000	CSN Islands IX Corp., 10.000%, 1/15/2015	1,294,222
5,802,125	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	5,970,387
12,535,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	4,664,234
5,400,000	Petrobras Global Finance BV, 6.625%, 1/16/2034, (GBP)	8,918,440
4,600,000	Republic of Brazil, 2.875%, 4/01/2021, (EUR)	5,948,020
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,588,091
3,600,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,059,000

		43,859,290

	Canada – 4.8%
5,500,000	Canadian Government, 2.750%, 6/01/2022, (CAD)	$5,187,665
29,235,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(b)	26,702,144
6,744,000	Canadian Government, 4.000%, 6/01/2041, (CAD)	7,547,776
4,734,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,270,512
3,235,324	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	2,893,116
2,870,000	Ford Auto Securitization Trust, Series 2013-R4A, Class A2, 1.824%, 7/15/2017, 144A, (CAD)	2,569,380
5,300,338	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	4,732,467
3,100,000	Master Credit Card Trust II, Series 2012-2A, Class C, 1.970%, 4/21/2017, 144A	3,120,692
12,805,000	Province of Alberta Canada, 4.000%, 12/01/2019, (CAD)(b)	12,569,812
7,400,000	Province of British Columbia, 4.300%, 6/18/2042, (CAD)	7,611,834
9,400,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(b)	9,436,427
11,400,000	Royal Bank of Canada, 2.200%, 9/23/2019(b)	11,377,645
6,280,000	SCG Hotel Issuer, Inc., Series 2013-CWPA, Class A2, 3.442%, 10/12/2018, 144A, (CAD)	5,804,998
4,995,000	Talisman Energy, Inc., 5.500%, 5/15/2042	5,084,600

		108,909,068

	Cayman Islands – 0.2%
1,441,126	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.154%, 9/20/2016, 144A(c)	1,441,270
2,815,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.204%, 4/15/2032, 144A(c)	2,815,000

		4,256,270

	Chile – 0.4%
2,950,000	Banco Santander Chile, 1.134%, 4/11/2017, 144A(c)	2,958,800
1,070,000	Celulosa Arauco y Constitucion S.A., 5.625%, 4/20/2015	1,096,726
5,490,000	Corpbanca S.A., 3.875%, 9/22/2019, 144A	5,516,369
400,000	Corpbanca S.A., 3.125%, 1/15/2018	400,821

		9,972,716

	China – 0.3%
2,500,000	Baidu, Inc., 3.250%, 8/06/2018	2,573,973
1,150,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	1,150,545
2,756,000	Tingyi Cayman Islands Holding Corp., 3.875%, 6/20/2017	2,884,016

		6,608,534

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Colombia – 0.2%
$1,540,000	Banco de Bogota S.A., 5.000%, 1/15/2017	$1,617,000
3,600,000	Ecopetrol S.A., 4.125%, 1/16/2025	3,483,000

		5,100,000

	Czech Republic – 0.3%
6,000,000	CEZ AS, 4.250%, 4/03/2022, 144A	6,307,416

	Denmark – 1.0%
110,500,000	Denmark Government Bond, 4.000%, 11/15/2019, (DKK)(b)	22,328,929

	Finland – 1.0%
17,755,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)(b)	23,535,521

	France – 2.2%
2,370,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	4,536,836
1,800,000	AXA S.A., EMTN, 5.125%, 7/04/2043, (EUR)(c)	2,557,643
2,600,000	AXA S.A., EMTN, 5.625%, 1/16/2054, (GBP)(c)	4,422,579
3,135,000	BNP Paribas S.A., EMTN, 5.750%, 1/24/2022, (GBP)	5,686,440
19,155,000	France Government Bond OAT, 3.000%, 4/25/2022, (EUR)(b)	28,113,116
3,324,000	Pernod Ricard S.A., 4.450%, 1/15/2022, 144A	3,512,660

		48,829,274

	Germany – 5.3%
7,200,000	Allianz Finance II BV, EMTN, 5.750%, 7/08/2041, (EUR)(b)(c)	10,598,105
12,340,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)(b)	18,045,520
41,390,000	Bundesrepublik Deutschland, 4.250%, 7/04/2039, (EUR)(b)	77,720,673
1,035,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	11,619,641
800,000	Muenchener Rueckversicherungs AG, EMTN, 6.000%, 5/26/2041, (EUR)(c)	1,205,973

		119,189,912

	Hungary – 0.0%
864,000	Hungary Government International Bond, 5.375%, 3/25/2024	911,520

	India – 0.5%
4,400,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	4,625,984
3,575,000	ICICI Bank Ltd., 3.500%, 3/18/2020, 144A	3,579,154
2,924,000	ICICI Bank Ltd., MTN, 4.750%, 11/25/2016	3,079,864

		11,285,002

	Indonesia – 0.5%
$7,165,000	Majapahit Holding BV, 7.250%, 6/28/2017	$8,006,888
4,000,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	3,640,000

		11,646,888

	Ireland – 0.7%
3,625,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)	5,139,715
6,860,000	Bank of Ireland Mortgage Bank, 1.875%, 5/13/2017, (EUR)	9,006,862
1,856,933	Fastnet Securities 9 Ltd., Series 9, Class A1, 1.852%, 8/10/2053, (EUR)(c)	2,396,159

		16,542,736

	Italy – 4.3%
4,249,798	Asti RMBS S.r.l., Series 1, Class A, 1.332%, 12/27/2060, (EUR)(c)	5,480,157
3,559,291	Berica ABS S.r.l., Series 2012-2, Class A1, 0.470%, 11/30/2051, (EUR)(c)	4,479,722
2,077,120	Berica Residential S.r.l., Series 8, Class A, 0.616%, 3/31/2048, (EUR)(c)	2,562,138
1,825,749	Claris Finance SRL, Series 2014-1, Class A1, 1.359%, 12/28/2061, (EUR)(c)	2,344,429
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	3,644,326
2,300,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)	4,208,589
8,935,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)(b)	12,392,675
15,670,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	24,113,782
2,000,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	2,090,000
4,751,000	Republic of Italy, 6.875%, 9/27/2023	6,062,799
6,900,000	Siena Mortgages SpA/S.r.l., Series 2010-7, Class A3, 0.487%, 11/22/2070, (EUR)(c)	8,611,714
5,021,231	Siviglia SPV S.r.l., Series 2012-1, Class A, 0.708%, 10/25/2055, (EUR)(c)	6,214,137
4,485,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,389,694
3,755,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	3,736,225
655,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	700,850
2,462,667	Vela Home S.r.l., Series 4, Class A2, 0.398%, 10/25/2042, (EUR)(c)	3,056,537
2,821,190	Voba N 3 S.r.l., Series 2011-3, Class A2, 1.186%, 11/23/2047, (EUR)(c)	3,608,637

		97,696,411

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Japan – 11.1%
$10,300,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.450%, 9/08/2017, 144A	$10,234,307
1,131,450,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	10,934,444
12,336,100,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)	118,214,650
2,123,650,000	Japan Government Ten Year Bond, 1.700%, 3/20/2017, (JPY)	20,130,692
1,720,000,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)	16,000,681
1,843,000,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)	18,810,783
545,000,000	Japan Government Twenty Year Bond, 2.000%, 12/20/2024, (JPY)	5,687,430
1,540,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)	16,356,674
3,366,450,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	35,537,925

		251,907,586

	Korea – 1.5%
56,100,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	8,890,777
440,500,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	9,982,475
5,800,000	Hyundai Capital America, 4.000%, 6/08/2017, 144A	6,124,672
8,538,000	Korea Finance Corp., 4.625%, 11/16/2021	9,285,442
200,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017	206,656

		34,490,022

	Luxembourg – 0.4%
4,519,000	ArcelorMittal, 5.000%, 2/25/2017	4,676,713
4,385,000	ArcelorMittal, 6.000%, 3/01/2021	4,609,731

		9,286,444

	Malaysia – 2.4%
200,000	Export-Import Bank of Malaysia Bhd, EMTN, 2.875%, 12/14/2017	206,441
300,000	Malayan Banking Bhd, 3.000%, 2/10/2017	308,878
175,375,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)(b)	53,060,975

		53,576,294

	Mexico – 3.7%
2,215,000	Cemex SAB de CV, 5.875%, 3/25/2019	2,226,075
7,564,986(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	58,732,185
1,050,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)	8,097,575
1,247,129(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(b)	10,517,010

	Mexico – continued
$3,900,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018	$4,290,000

		83,862,845

	Morocco – 0.2%
4,640,000	OCP S.A., 6.875%, 4/25/2044, 144A	4,988,928

	Namibia – 0.2%
3,588,000	Namibia International Bond, 5.500%, 11/03/2021, 144A	3,803,639

	Netherlands – 1.6%
26,410,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)(b)	37,098,235

	New Zealand – 2.0%
54,235,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)(b)	44,077,390

	Norway – 1.5%
136,200,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)(b)	22,673,678
61,605,000	Norway Government Bond, 4.500%, 5/22/2019, (NOK)(b)	10,766,096

		33,439,774

	Philippines – 0.6%
100,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	2,325,775
259,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	6,182,469
4,265,000	Power Sector Assets and Liabilities Management Corp., 6.875%, 11/02/2016	4,707,494

		13,215,738

	Poland – 1.4%
87,500,000	Poland Government Bond, 3.250%, 7/25/2019, (PLN)	27,479,951
4,145,000	Poland Government International Bond, 4.000%, 1/22/2024	4,259,692

		31,739,643

	South Africa – 0.7%
3,529,000	Myriad International Holding BV, 6.375%, 7/28/2017	3,828,965
127,260,000	Transnet SOC Ltd., 9.500%, 5/13/2021, 144A, (ZAR)(b)	11,189,665

		15,018,630

	Spain – 1.9%
1,000,000	Banco Bilbao Vizcaya Argentaria S.A., 3.500%, 12/05/2017, (EUR)	1,388,671
21,990,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)(b)	36,107,379
1,410,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,549,820
950,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,203,393
1,817,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	3,244,994

		43,494,257

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sweden – 1.0%
138,245,000	Sweden Government Bond, Series 1052, 4.250%, 3/12/2019, (SEK)(b)	$22,237,597

	Switzerland – 0.4%
4,150,000	Holcim U.S. Finance S.a.r.l. & Cie SCS, 5.150%, 9/12/2023, 144A	4,542,374
2,907,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	3,740,532

		8,282,906

	Turkey – 0.6%
18,870,000	Akbank TAS, 7.500%, 2/05/2018, 144A, (TRY)	7,373,768
2,400,000	Arcelik AS, 5.000%, 4/03/2023, 144A	2,256,000
5,090,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	4,983,110

		14,612,878

	United Arab Emirates – 0.6%
2,930,000	DP World Sukuk Ltd., 6.250%, 7/02/2017	3,212,745
455,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016	500,386
2,160,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015	2,249,057
4,996,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,558,050

		11,520,238

	United Kingdom – 7.4%
5,945,000	Aviva PLC, EMTN, (fixed rate to 7/05/2023, variable rate thereafter), 6.125%, 7/05/2043, (EUR)	8,808,494
3,203,000	Bank of Scotland PLC, EMTN, 4.875%, 11/08/2016, (GBP)	5,578,807
891,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	990,403
3,458,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	6,169,199
6,490,000	British Sky Broadcasting Group PLC, 3.750%, 9/16/2024, 144A	6,475,060
460,000	HBOS PLC, EMTN, 4.500%, 3/18/2030, (EUR)(c)	634,862
3,906,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,201,700
3,175,000	HSBC Holdings PLC, 4.000%, 3/30/2022	3,341,319
3,500,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)	6,324,269
5,830,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	5,728,331
425,000	Royal Bank of Scotland Group PLC, EMTN, 3.625%, 3/25/2024, (EUR)(c)	547,104
9,250,000	Standard Chartered PLC, 3.950%, 1/11/2023, 144A	9,002,784
4,635,000	Tesco PLC, EMTN, 5.000%, 3/24/2023, (GBP)	7,643,423

	United Kingdom – continued
620,000	United Kingdom Gilt, 4.250%, 12/07/2027, (GBP)	$1,185,893
19,580,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(b)	39,302,776
14,005,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)(b)	23,084,731
2,431,209	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)(b)	4,455,308
15,013,827	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)(b)	27,987,211
700,000	Virgin Media Finance PLC, 6.375%, 10/15/2024, 144A, (GBP)	1,130,005
1,370,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, (GBP)	2,212,092
445,000	Virgin Media Secured Finance PLC, 6.250%, 3/28/2029, (GBP)	743,054
2,305,000	WPP Finance 2010, 3.750%, 9/19/2024	2,273,327

		167,820,152

	United States – 28.9%
4,273,798	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	4,286,504
4,306,958	A10 Securitization LLC, Series 2013-2, Class A, 2.620%, 11/15/2027, 144A	4,320,986
1,410,000	Ally Financial, Inc., 2.750%, 1/30/2017	1,381,800
3,445,000	Ally Financial, Inc., 3.500%, 7/18/2016	3,483,756
3,210,000	Ally Financial, Inc., 4.750%, 9/10/2018	3,290,250
3,166,837	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,609,396
4,700,000	Altria Group, Inc., 4.000%, 1/31/2024	4,796,087
746,743	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 9/15/2019, 144A	746,546
2,800,000	Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2, 1.040%, 1/10/2017, 144A	2,800,664
6,283,000	Ball Corp., 4.000%, 11/15/2023	5,843,190
5,125,000	Bank of America Corp., 2.650%, 4/01/2019	5,109,292
4,510,000	Bank of America Corp., 4.100%, 7/24/2023	4,604,245
1,443,623	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 8/15/2017, 144A	1,449,513
3,200,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.692%, 8/17/2017, (EUR)(c)	4,041,612
5,750,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.692%, 8/17/2017, (EUR)(b)(c)	7,262,271
5,947,890	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	5,918,722
3,295,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.104%, 6/15/2031, 144A(c)	3,289,191
6,480,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.254%, 5/15/2030, 144A(c)	6,486,480

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$705,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	$708,525
2,100,000	Chesapeake Energy Corp., 5.375%, 6/15/2021	2,149,875
510,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	543,150
895,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	987,185
4,102,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/2018	4,214,805
2,370,000	CIT Group, Inc., 4.250%, 8/15/2017	2,393,700
7,360,000	Citigroup Commercial Mortgage Trust, 3.251%, 5/10/2035, 144A	7,318,710
4,000,000	Citigroup, Inc., 1.700%, 7/25/2016	4,040,540
4,465,000	Citigroup, Inc., 3.375%, 3/01/2023	4,396,444
5,435,000	Citigroup, Inc., 4.000%, 8/05/2024	5,325,229
7,005,000	Comcast Corp., 4.200%, 8/15/2034	6,944,841
2,235,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 0.954%, 3/15/2029, 144A(c)	2,236,404
4,775,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class A, 1.104%, 7/13/2031, 144A(c)	4,767,002
3,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 1.854%, 5/13/2031, 144A(c)(d)(j)	3,521,528
3,245,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class A, 1.054%, 6/11/2027, 144A(c)	3,248,170
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A	2,528,659
2,800,000	Commercial Mortgage Trust, Series 2014-PAT, Class D, 2.300%, 8/13/2027, 144A(c)	2,801,750
4,000,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 1.904%, 6/15/2034, 144A(c)	3,998,056
5,300,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	5,618,000
292,447	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	322,422
181,095	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	190,819
4,550,000	Corning, Inc., 4.700%, 3/15/2037	4,830,052
4,658,676	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033	4,749,287
2,353,643	CPS Auto Trust, Series 2014-B, Class A, 1.110%, 11/15/2018, 144A	2,349,101
5,000,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	5,016,795

	United States – continued
$1,750,000	Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A, 1.210%, 10/15/2020, 144A	$1,752,536
2,362,588	Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 2.196%, 11/26/2036, 144A(c)	2,350,735
3,089,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,573,278
1,885,000	CSMC Series, Series 2010-RR1, Class 2B, 5.695%, 9/15/2040, 144A	2,002,019
4,500,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.954%, 3/15/2026, 144A(c)	4,494,753
1,555,000	Discovery Communications LLC, 4.950%, 5/15/2042	1,556,277
3,725,000	DR Horton, Inc., 3.750%, 3/01/2019	3,622,563
1,850,688	Exeter Automobile Receivables Trust, Series 2013-2A, Class A, 1.490%, 11/15/2017, 144A	1,856,854
5,470,000	Extended Stay America Trust, Series 2013-ESH5, Class A15, 1.278%, 12/05/2031, 144A	5,425,693
5,700,000	Extended Stay America Trust, Series 2013-ESH7, Class A17, 2.295%, 12/05/2031, 144A	5,558,070
3,900,000	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	3,947,514
2,342,922	Flagship Credit Auto Trust, Series 2013-2, Class A, 1.940%, 1/15/2019, 144A	2,348,908
34,385,000	FNMA (TBA), 2.500%, 11/01/2029(e)	34,496,483
34,450,000	FNMA (TBA), 3.000%, with various maturities from 2029 to 2044(e)(f)	34,113,750
50,640,000	FNMA (TBA), 3.500%, 11/01/2044(e)	51,609,283
4,723,000	Ford Motor Credit Co. LLC, 4.207%, 4/15/2016	4,939,389
5,000,000	Ford Motor Credit Co. LLC, 4.375%, 8/06/2023	5,239,715
50,000,000	General Electric Capital Corp., EMTN, 4.208%, 12/06/2021, (SEK)	7,787,625
7,975,000	General Motors Financial Co., Inc., 3.000%, 9/25/2017	8,054,750
2,000,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/07/2016	2,066,844
3,660,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	4,162,061
4,668,785	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,113,557
707,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	761,560
7,552,801	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(c)	8,248,422
3,423,245	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A	3,443,384
2,460,000	International Lease Finance Corp., 5.750%, 5/15/2016	2,570,700

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
1,200,000	Jarden Corp., 3.750%, 10/01/2021, 144A, (EUR)	$1,534,606
5,720,000	Johnson & Johnson, 4.375%, 12/05/2033	6,241,733
2,270,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.132%, 7/15/2031, 144A(c)	2,270,000
7,935,000	JPMorgan Chase & Co., 3.250%, 9/23/2022	7,810,040
6,454,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	6,953,836
4,000,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	4,285,708
7,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class B, 1.904%, 12/15/2030, 144A(c)	7,004,564
6,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.934%, 4/15/2030, 144A(c)	5,996,148
1,765,896	JPMorgan Resecuritization Trust, Series 2010-4, Class A2, 2.075%, 9/26/2035, 144A(c)	1,765,259
2,530,000	KB Home, 4.750%, 5/15/2019	2,460,425
1,020,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,078,650
2,434,154	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A	2,485,753
4,723,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.502%, 3/19/2018, (EUR)(c)	5,934,874
4,985,000	Morgan Stanley, 3.750%, 2/25/2023	4,978,524
1,100,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	1,233,378
1,490,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	1,678,194
2,255,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	2,252,662
4,400,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.991%, 8/12/2045, 144A(c)	4,774,066
1,500,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.991%, 8/15/2045, 144A(c)	1,627,523
6,300,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	6,305,229
2,100,000	Newfield Exploration Co., 5.625%, 7/01/2024	2,247,000
4,980,000	Noble Energy, Inc., 5.250%, 11/15/2043	5,253,213
3,540,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	3,541,108
1,110,683	Orange Lake Timeshare Trust, Series 2012-AA, Class B, 4.870%, 3/10/2027, 144A	1,137,133

	United States – continued
$2,620,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	$2,213,900
5,600,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	4,732,000
2,670,000	RBSCF Trust, Series 2010-RR4, Class CSCB, 5.695%, 9/16/2040, 144A	2,835,465
1,907,548	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	1,978,810
4,000,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	4,081,148
7,441,876	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	6,944,491
6,272,000	Sirius International Group, 6.375%, 3/20/2017, 144A	6,952,412
1,713,534	SNAAC Auto Receivables Trust, Series 2013-1A, Class A, 1.140%, 7/16/2018, 144A	1,715,532
995,639	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 9/17/2018, 144A	995,442
725,000	SNAAC Auto Receivables Trust, Series 2014-1A, Class B, 1.750%, 7/15/2019, 144A	726,516
895,000	SNAAC Auto Receivables Trust, Series 2014-1A, Class C, 2.210%, 1/15/2020, 144A	894,457
4,000,000	SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.700%, 5/25/2023, 144A	3,999,600
8,000,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,192,560
5,775,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	5,763,889
3,640,000	Sprint Communications, Inc., 6.000%, 11/15/2022	3,530,800
2,071,400	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	2,069,906
3,309,167	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A	3,343,784
1,545,000	Time Warner Cable, Inc., 5.250%, 7/15/2042, (GBP)	2,804,236
95,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	111,779
250,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	315,376
885,000	Time Warner Cable, Inc., 6.750%, 6/15/2039	1,136,977
665,000	Time Warner Cable, Inc., 7.300%, 7/01/2038	904,337
9,770,183	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A(b)	10,255,644

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$13,970,000	U.S. Treasury Bond, 2.875%, 5/15/2043	$13,085,964
11,290,000	U.S. Treasury Note, 0.875%, 4/30/2017(g)	11,278,529
19,165,000	U.S. Treasury Note, 1.375%, 5/31/2020(h)	18,560,114
47,800,000	U.S. Treasury Note, 1.500%, 12/31/2018(g)	47,561,000
6,325,000	US Airways Pass Through Trust, Series 2013-1, Class A, 3.950%, 5/15/2027	6,372,437
1,402,000	Verizon Communications, Inc., 2.625%, 2/21/2020, 144A	1,384,412
2,138,000	Verizon Communications, Inc., 4.862%, 8/21/2046, 144A	2,144,053
5,155,000	Verizon Communications, Inc., 5.050%, 3/15/2034	5,461,774
1,230,000	Verizon Communications, Inc., 5.150%, 9/15/2023	1,362,064
2,060,000	Verizon Communications, Inc., 6.400%, 9/15/2033	2,509,529
3,150,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,395,842
5,130,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	5,271,075

		654,753,757

	Total Non-Convertible Bonds
	(Identified Cost $2,261,948,821)	2,192,276,630

Convertible Bonds – 0.1%

	United States – 0.1%
868,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019 (Identified Cost $868,000)	962,395

	Total Bonds and Notes
	(Identified Cost $2,262,816,821)	2,193,239,025

Shares

Preferred Stocks – 0.6%

Non-Convertible Preferred Stock – 0.2%

	United States – 0.2%
186,207	PNC Financial Services Group, Inc. (The), 5.375%
	(Identified Cost $4,655,175)	4,245,519

Convertible Preferred Stocks – 0.4%

	United States – 0.4%
31,629	Crown Castle International Corp., Series A, 4.500%	3,326,738
37,200	Dominion Resources, Inc., 6.375%	1,856,280
Shares	Description	Value (†)

	United States – continued
24,832	Dominion Resources, Inc., Series A, 6.125%	$1,392,082
9,494	Dominion Resources, Inc., Series B, 6.000%	534,038
29,099	Weyerhaeuser Co., Series A, 6.375%	1,572,219

		8,681,357

	Total Convertible Preferred Stocks
	(Identified Cost $8,376,492)	8,681,357

	Total Preferred Stocks
	(Identified Cost $13,031,667)	12,926,876

Principal Amount (‡)

Short-Term Investments – 5.1%
$5,851,777	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $5,851,777 on 10/01/2014 collateralized by $4,755,000 U.S. Treasury Note, 2.625% due 11/15/2020 valued at $4,951,144; $1,035,000 U.S. Treasury Note, 1.750% due 10/31/2020 valued at $1,022,063 including accrued interest (Note 2 of Notes to Financial Statements)	5,851,777
110,180,000	U.S. Treasury Bills, 0.015%, 10/16/2014(b)(i)	110,179,559

	Total Short-Term Investments
	(Identified Cost $116,031,090)	116,031,336

	Total Investments – 102.6%
	(Identified Cost $2,391,879,578)(a)	2,322,197,237
	Other assets less liabilities—(2.6)%	(57,939,749)

	Net Assets – 100.0%	$2,264,257,488

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized depreciation on investments based on a cost of $2,403,326,057 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,966,858
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(117,095,678)

	Net unrealized depreciation	$(81,128,820)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or TBA transactions.

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	Illiquid security. At September 30, 2014, the value of this security amounted to $3,521,528 or 0.2% of net assets.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	A portion of this security has been pledged as collateral for open forward foreign currency contracts.
(h)	A portion of this security has been pledged as initial margin for open futures contracts.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	Fair valued by the Fund’s advisor or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of this security amounted to $3,521,528 or 0.2% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $494,974,485 or 21.9% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	11/28/2014	Australian Dollar	5,320,000	$4,639,090	$284,746
Buy[2]	10/02/2014	Brazilian Real	29,850,000	12,194,873	(104,262)
Sell[2]	10/02/2014	Brazilian Real	29,850,000	12,194,873	888,625
Sell[2]	11/04/2014	Brazilian Real	29,850,000	12,086,994	102,898
Buy[2]	12/24/2014	British Pound	16,700,000	27,053,512	(221,178)
Sell[2]	12/24/2014	British Pound	28,300,000	45,845,173	274,487
Sell[1]	12/05/2014	Canadian Dollar	37,810,000	33,708,817	1,099,329
Sell[2]	12/29/2014	Euro	21,000,000	26,540,887	313,283
Sell[3]	11/18/2014	Japanese Yen	4,480,000,000	40,860,916	1,343,067
Buy[4]	12/19/2014	Malaysian Ringgit	62,652,000	18,999,988	(325,716)
Sell[2]	12/17/2014	Mexican Peso	160,000,000	11,851,729	310,023
Buy[2]	12/17/2014	Philippine Peso	210,000,000	4,669,910	(101,733)
Sell[5]	12/17/2014	Singapore Dollar	21,500,000	16,852,964	295,796
Buy[1]	12/11/2014	South Korean Won	6,499,000,000	6,140,157	(204,664)
Buy[2]	12/11/2014	South Korean Won	46,476,000,000	43,909,825	(965,410)
Buy[1]	12/17/2014	Swiss Franc	16,700,000	17,505,273	(566,362)
Sell[1]	12/17/2014	Turkish Lira	17,495,000	7,537,959	257,553

Total					$2,680,482

At September 30, 2014, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
10/07/2014	Japanese Yen	1,953,768,000	Singapore Dollar[2]	24,000,000	$998,397
12/04/2014	Malaysian Ringgit	240,070,000	Japanese Yen[1]	7,834,204,310	(1,418,508)
12/17/2014	Swedish Krona	50,000,000	Euro[2]	5,434,696	(59,479)
12/17/2014	New Zealand Dollar	57,000,000	Euro[3]	36,107,486	1,465,668

					$986,078

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

3 Counterparty is Bank of America, N.A.

4 Counterparty is JP Morgan Chase Bank, N.A.

5 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Bond Fund – continued

At September 30, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/19/2014	340	$51,850,000	$(401,716)

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2014	783	$97,593,609	$617,476
30 Year U.S. Treasury Bond	12/19/2014	800	110,325,000	949,623

Total				$1,567,099

Industry Summary at September 30, 2014

Treasuries	46.7%
Banking	9.0
Non-Agency Commercial Mortgage-Backed Securities	5.5
Mortgage Related	5.4
Government Owned – No Guarantee	3.8
Local Authorities	2.9
ABS Other	2.8
ABS Home Equity	2.4
ABS Car Loan	2.2
Other Investments, less than 2% each	16.8
Short-Term Investments	5.1

Total Investments	102.6
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(2.6)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

United States Dollar	45.8%
Euro	17.9
Japanese Yen	11.1
British Pound	7.0
Canadian Dollar	3.9
Mexican Peso	3.4
Malaysian Ringgit	2.4
New Zealand Dollar	2.0
Other, less than 2% each	9.1

Total Investments	102.6
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(2.6)

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 100.5% of Net Assets

	Treasuries – 100.5%
$805,000	U.S. Treasury Bond, 3.125%, 8/15/2044	$792,170
6,054,215	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2024(b)	5,812,518
1,855,968	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(b)	1,985,159
4,572,630	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(b)(c)	5,581,110
2,423,231	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2016(b)	2,451,248
13,672,470	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2019(b)	13,705,585

	Total Bonds and Notes
	(Identified Cost $30,939,789)	30,327,790

Shares

Preferred Stocks – 0.4%

	Aerospace & Defense – 0.4%
2,100	United Technologies Corp., 7.500%
	(Identified Cost $105,000)	123,669

Notional Amount

Purchased Swaptions – 1.6%

	Interest Rate Swaptions – 1.6%
$65,000,000	1-year Interest Rate Swap Put, expiring 11/19/2014, Pay 3-month LIBOR, Receive 0.400%(d)	5,265
16,000,000	10-year Interest Rate Swap Call, expiring 5/20/2016, Pay 3.388%, Receive 3-month LIBOR(e)	459,776

	Total Purchased Swaptions
	(Identified Cost $682,900)	465,041

Short-Term Investments – 4.1%
$1,236,339	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $1,236,339 on 10/01/2014 collateralized by $1,160,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $1,265,850 including accrued interest (Note 2 of Notes to Financial Statements)	$1,236,339
5,000	U.S. Treasury Bills, 0.055%, 1/02/2015(f)(g)	5,000

	Total Short-Term Investments
	(Identified Cost $1,241,339)	1,241,339

	Total Investments – 106.6%
	(Identified Cost $32,969,028)(a)	32,157,839
	Other assets less liabilities—(6.6)%	(1,977,892)

	Net Assets – 100.0%	$30,179,947

Notional Amount

Written Swaptions – (0.8%)

	Interest Rate Swaptions – (0.8%)
16,000,000	10-year Interest Rate Swap Call, expiring 5/20/2016, Pay 3-month LIBOR, Receive 3.888%(e) (Premiums Received $376,960)	$(250,560)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized depreciation on investments based on a cost of $33,208,021 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$56,029
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,106,211)

	Net unrealized depreciation	$(1,050,182)

(b)	Treasury Inflation Protected Security (TIPS).
(c)	A portion of this security has been designated to cover the Fund’s obligations under open futures contracts and interest rate swaptions.
(d)	Counterparty is Goldman Sachs International.
(e)	Counterparty is Barclays PLC.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	All of this security has been pledged as initial margin for open futures contracts.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Inflation Protected Securities Fund – continued

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2014	2	$236,516	$621

Industry Summary at September 30, 2014

Treasuries	100.5%
Other Investments, less than 2% each	2.0
Short-Term Investments	4.1

Total Investments	106.6
Other assets less liabilities (including open written swaptions and futures contracts)	(6.6)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.0% of Net Assets

Non-Convertible Bonds – 71.6%

	Aerospace & Defense – 2.7%
$345,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	$345,431
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	130,322
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,196,750
500,000	Ducommun, Inc., 9.750%, 7/15/2018	540,625
3,220,000	GenCorp, Inc., 7.125%, 3/15/2021	3,469,550
900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	850,500
5,200,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	5,434,000
2,610,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	2,375,100
1,509,000	TransDigm, Inc., 6.500%, 7/15/2024, 144A	1,503,341
1,580,000	TransDigm, Inc., 7.500%, 7/15/2021	1,686,650

		18,532,269

	Airlines – 3.5%
4,890,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	4,670,683
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,161,600
418,290	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	428,748
810,000	Allegiant Travel Co., 5.500%, 7/15/2019	826,200
435,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	450,934
314,465	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	354,151
64,274	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	70,862
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	66,198
266,246	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	310,842
385,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	387,287
1,150,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	1,204,625
373,319	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	412,517

	Airlines – continued
$2,915,630	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	$2,937,497
1,433,607	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,666,568
262,964	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	264,936
287,254	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	321,724
2,432,813	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	2,542,290
2,250,000	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	2,328,750
273,979	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	281,377
453,639	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	457,295

		24,145,084

	Automotive – 1.0%
1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,052,500
15,000	Ford Motor Co., 6.375%, 2/01/2029	17,862
95,000	Ford Motor Co., 6.625%, 2/15/2028	110,846
230,000	Ford Motor Co., 7.125%, 11/15/2025	283,302
40,000	Ford Motor Co., 7.500%, 8/01/2026	50,455
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,204,950
3,505,000	Lear Corp., 5.375%, 3/15/2024	3,522,525

		7,242,440

	Banking – 4.9%
2,700,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	1,053,416
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(b)	986,489
4,520,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,644,827
7,410,000	HBOS PLC, 6.000%, 11/01/2033, 144A	8,225,100
9,495,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	10,740,307
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	882,528
1,700,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(b)	1,717,000

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
80,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(b)	$100,539
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(b)	167,600
85,000	RBS Capital Trust III, 2.073%(b)(c)	83,300
3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	3,660,202
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(b)	126,321
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(b)	1,879,211
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(b)	89,887
435,000	Societe Generale S.A., (fixed rate to 1/26/2015, variable rate thereafter), 4.196%, (EUR)(b)	550,235

		33,906,962

	Brokerage – 0.5%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	344,750
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,699,954
1,045,000	Jefferies Group LLC, 6.450%, 6/08/2027	1,170,839
165,000	Jefferies Group LLC, 6.875%, 4/15/2021	192,273

		3,407,816

	Building Materials – 0.9%
4,325,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	4,195,250
670,000	Masco Corp., 6.500%, 8/15/2032	670,000
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,484,673

		6,349,923

	Cable Satellite – 0.9%
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,203,925
1,390,000	DISH DBS Corp., 5.000%, 3/15/2023	1,333,531
1,770,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	1,803,188
980,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	1,021,650

		6,362,294

	Chemicals – 2.4%
600,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	643,500
3,043,000	Hercules, Inc., 6.500%, 6/30/2029	2,708,270
3,687,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,756,131
	Chemicals – continued
$3,190,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	$3,038,475
1,405,000	INEOS Group Holdings S.A., 5.875%, 2/15/2019, 144A	1,383,925
2,564,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(d)(f)	2,301,190
359,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(d)(f)	350,923
2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(d)(f)	2,555,167

		16,737,581

	Construction Machinery – 0.6%
4,320,000	United Rentals North America, Inc., 5.750%, 11/15/2024	4,374,000

	Consumer Cyclical Services – 0.3%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	139,050
1,902,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,921,020

		2,060,070

	Consumer Products – 0.3%
2,270,000	Visant Corp., 10.000%, 10/01/2017	2,025,975

	Electric – 0.6%
655,000	AES Corp. (The), 5.500%, 3/15/2024	636,988
1,423,000	DPL, Inc., 6.750%, 10/01/2019, 144A	1,447,902
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,135,915
1,000,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	1,075,970

		4,296,775

	Environmental – 0.1%
536,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020	558,780

	Finance Companies – 4.2%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	820,000
5,250,000	Aircastle Ltd., 5.125%, 3/15/2021	5,184,375
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	203,630
970,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	773,081
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,422,782
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	238,200
15,000	International Lease Finance Corp., 5.875%, 8/15/2022	15,675
60,000	International Lease Finance Corp., 6.250%, 5/15/2019	64,290
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	354,375

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$3,980,000	iStar Financial, Inc., 4.875%, 7/01/2018	$3,870,550
1,190,000	iStar Financial, Inc., 5.000%, 7/01/2019	1,145,375
840,000	iStar Financial, Inc., 5.850%, 3/15/2017	871,500
1,984,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,964,160
885,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	935,887
875,000	Navient LLC, MTN, 7.250%, 1/25/2022	949,375
115,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	114,138
4,550,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	3,833,375
1,040,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	1,081,600
2,015,000	Springleaf Finance Corp., 7.750%, 10/01/2021	2,256,800
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	905,625
810,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	860,625

		28,865,418

	Food & Beverage – 0.4%
1,350,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	1,491,750
1,236,000	Wells Enterprises, Inc., 6.750%, 2/01/2020, 144A	1,269,990

		2,761,740

	Government Guaranteed – 0.6%
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	3,957,583

	Government Owned – No Guarantee – 0.1%
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	592,304

	Healthcare – 4.0%
1,080,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	1,105,650
2,825,000	HCA, Inc., 5.875%, 5/01/2023	2,888,562
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,070,325
970,000	HCA, Inc., 7.500%, 12/15/2023	1,057,300
4,660,000	HCA, Inc., 7.500%, 11/06/2033	4,893,000
1,815,000	HCA, Inc., 7.690%, 6/15/2025	1,996,500
375,000	HCA, Inc., 8.360%, 4/15/2024	431,250
945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,030,050
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,681,750
540,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	533,250
7,644,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	7,376,460
1,323,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	1,319,693

	Healthcare – continued
$2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	$2,550,807

		27,934,597

	Home Construction – 1.6%
300,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	298,500
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	767,340
4,885,000	Lennar Corp., 4.500%, 6/15/2019	4,842,256
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	380,000
3,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	3,950,100
870,000	Pulte Group, Inc., 7.875%, 6/15/2032	978,750

		11,216,946

	Independent Energy – 2.2%
150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	204,614
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(e)	35,475
400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(e)	16,000
830,000	QEP Resources, Inc., 5.250%, 5/01/2023	805,100
1,570,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	1,515,050
3,680,000	Rex Energy Corp., 8.875%, 12/01/2020	3,956,000
2,400,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	2,340,000
2,241,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	2,255,006
640,000	Sanchez Energy Corp., 6.125%, 1/15/2023, 144A	633,792
3,360,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	3,263,400

		15,024,437

	Industrial Other – 0.6%
635,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	687,388
1,705,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	1,739,100
1,340,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	1,393,600

		3,820,088

	Integrated Energy – 1.1%
370,000	California Resources Corp., 5.000%, 1/15/2020, 144A	375,550
6,115,000	California Resources Corp., 5.500%, 9/15/2021, 144A	6,206,725
815,000	California Resources Corp., 6.000%, 11/15/2024, 144A	837,412

		7,419,687

	Life Insurance – 1.2%
112,000	American International Group, Inc., 6.250%, 3/15/2087	125,424
457,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	615,808

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$4,400,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(b)	$4,730,000
280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	403,900
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,470,950

		8,346,082

	Local Authorities – 0.4%
755,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	1,030,249
2,095,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	2,008,030

		3,038,279

	Media Entertainment – 0.6%
1,890,000	iHeartCommunications, Inc., 9.000%, 9/15/2022, 144A	1,875,825
480,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	478,800
739,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	812,900
1,185,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	1,300,538

		4,468,063

	Metals & Mining – 3.7%
5,685,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	4,917,525
1,880,000	Barrick Gold Corp., 5.250%, 4/01/2042	1,725,678
540,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	382,050
439,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	436,805
377,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	376,058
5,705,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A(d)(e)(f)	4,221,700
3,515,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	3,594,087
3,460,000	Hecla Mining Co., 6.875%, 5/01/2021	3,252,400
800,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	832,000
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,913,950
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	3,956,000

		25,608,253

	Midstream – 1.2%
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	2,278,808
5,415,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,333,775
764,273	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	756,631

		8,369,214

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
$320,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(c)	$331,779

	Oil Field Services – 3.3%
1,790,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	1,861,600
3,255,000	FTS International, Inc., 6.250%, 5/01/2022, 144A	3,198,038
5,215,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A	4,080,737
3,425,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	2,979,750
1,330,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	1,123,850
3,072,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	2,595,840
2,885,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022, 144A	2,856,150
3,995,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	3,995,000

		22,690,965

	Packaging – 1.1%
335,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	321,600
6,050,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	6,397,875
600,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	624,750
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	496,612

		7,840,837

	Property & Casualty Insurance – 0.7%
1,920,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(c)(g)	1,363,200
3,245,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(b)	3,407,250

		4,770,450

	Railroads – 0.7%
4,000,000	Hellenic Railways Organization S.A., EMTN, 0.663%, 5/24/2016, (EUR)(c)(d)(f)	4,723,809
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)(f)	293,012
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(d)(f)	29,695

		5,046,516

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	515,966

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – 1.8%
$450,000	Dillard’s, Inc., 7.000%, 12/01/2028	$465,750
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	2,075,025
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	136,875
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	192,950
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	1,836,274
170,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	158,950
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	127,875
1,975,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	1,925,625
3,120,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	2,176,200
4,975,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,432,750

		12,528,274

	Supermarkets – 2.9%
4,190,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,812,900
2,170,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,050,650
9,470,000	New Albertson’s, Inc., 8.000%, 5/01/2031	8,996,500
4,125,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,063,125
1,100,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	896,500

		19,819,675

	Supranational – 0.1%
4,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	358,043

	Technology – 3.9%
1,325,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	1,265,375
10,465,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	9,863,262
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,967,925
200,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	203,000
2,600,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	2,814,500
3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,539,700
1,034,000	First Data Corp., 11.250%, 1/15/2021	1,177,468
2,074,000	First Data Corp., 11.750%, 8/15/2021	2,400,655
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	13,174
1,555,000	SunGard Data Systems, Inc., 6.625%, 11/01/2019	1,555,000

		26,800,059

	Transportation Services – 1.2%
$3,285,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	$3,022,200
620,344	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	631,200
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)(h)	379,014
105,546	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	107,129
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)(h)	523,400
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(g)(h)	55,675
2,710,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	2,913,250
740,000	Teekay Corp., 8.500%, 1/15/2020	821,400

		8,453,268

	Treasuries – 9.3%
1,153,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	103,519
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	2,185,917
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	614,973
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	904,428
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	2,523,814
1,595,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	13,450,599
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	658,191
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	4,710,881
15,955,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	12,966,807
1,590,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	264,693
4,365,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	694,690
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,686,569
48,865,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	342,754
24,750,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	178,664
50,205,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	381,662
22,990,000	U.S. Treasury Note, 0.375%, 3/31/2016	22,995,380

		64,663,541

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 1.0%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$2,159,832
4,085,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,901,175
475,000	Sprint Capital Corp., 6.900%, 5/01/2019	499,344
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	234,619
365,000	Sprint Communications, Inc., 6.000%, 11/15/2022	354,050

		7,149,020

	Wirelines – 4.9%
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	367,675
1,120,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,531,322
1,620,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	1,696,950
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	460,350
4,351,000	Frontier Communications Corp., 7.875%, 1/15/2027	4,372,755
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	1,014,750
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,697,500
1,375,000	Level 3 Escrow II, Inc., 5.375%, 8/15/2022, 144A	1,354,375
905,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	953,644
200,000	Oi S.A., 5.750%, 2/10/2022, 144A	187,020
250,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	327,591
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	1,125,378
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	2,805,699
1,100,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,448,403
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,582,900
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	792,040
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,540,813
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,451,970
645,000	Qwest Corp., 7.250%, 9/15/2025	752,277
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,450,032
1,827,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,788,176
140,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	139,300

		33,840,920

	Total Non-Convertible Bonds
	(Identified Cost $461,361,624)	496,231,973

Convertible Bonds – 10.3%

	Automotive – 0.9%
$3,530,000	Ford Motor Co., 4.250%, 11/15/2016	$6,049,538

	Communications – 0.3%
1,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)(f)	2,063,806

	Construction Machinery – 0.6%
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	4,493,994

	Consumer Products – 0.1%
435,000	Jarden Corp., 1.125%, 3/15/2034, 144A	433,641

	Energy – 1.3%
5,585,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	5,330,184
3,395,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,422,584
695,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	703,688

		9,456,456

	Finance Companies – 0.3%
2,145,000	Jefferies Group LLC, 3.875%, 11/01/2029	2,268,338

	Healthcare – 0.4%
1,325,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(i)	1,395,390
610,000	Omnicare, Inc., 3.750%, 12/15/2025	1,454,469

		2,849,859

	Home Construction – 1.5%
770,000	KB Home, 1.375%, 2/01/2019	741,125
2,295,000	Lennar Corp., 3.250%, 11/15/2021, 144A	3,935,925
3,510,000	Ryland Group, Inc. (The), 0.250%, 6/01/2019	3,211,650
2,050,000	Standard Pacific Corp., 1.250%, 8/01/2032	2,308,812

		10,197,512

	Pharmaceuticals – 0.3%
225,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	238,219
310,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	339,450
660,000	Illumina, Inc., 0.250%, 3/15/2016	1,311,337

		1,889,006

	Property & Casualty Insurance – 1.1%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	7,647,693

	REITs – Mortgage – 0.0%
50,000	iStar Financial, Inc., 3.000%, 11/15/2016	63,063

	Retailers – 0.5%
3,080,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	3,884,650

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – 3.0%
$7,895,000	Ciena Corp., 0.875%, 6/15/2017	$7,742,035
4,140,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,823,100
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	181,234
3,595,000	Intel Corp., 3.250%, 8/01/2039	6,028,366
830,000	JDS Uniphase Corp., 0.625%, 8/15/2033	829,481
44,379	Liberty Media LLC, 3.500%, 1/15/2031	24,242
960,000	Nuance Communications, Inc., 2.750%, 11/01/2031	946,800

		20,575,258

	Wirelines – 0.0%
21,500	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(d)(f)(i)(j)	2,529

	Total Convertible Bonds
	(Identified Cost $54,315,041)	71,875,343

Municipals – 0.1%
	District of Columbia – 0.1%
540,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	707,276

	Total Bonds and Notes
	(Identified Cost $516,216,665)	568,814,592

Loan Participations – 0.1%
	ABS Other – 0.1%
746,744	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(d)(f) (Identified Cost $752,345)	755,145

Senior Loans – 2.2%
	Chemicals – 0.4%
550,440	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(c)	544,798
235,214	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(c)	233,351
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/20/2020(c)	1,622,075

		2,400,224

	Construction Machinery – 0.3%
2,049,870	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(c)	2,052,432

	Diversified Manufacturing – 0.0%
275,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(c)	277,750

	Finance Companies – 0.5%
$3,253,124	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(c)	$3,326,320

	Food & Beverage – 0.1%
499,950	DS Waters of America, Inc., New Term Loan, 5.250%, 8/30/2020(c)	504,950

	Media Entertainment – 0.0%
51,263	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(c)	41,677

	Metals & Mining – 0.1%
510,900	Essar Steel Algoma, Inc., ABL Term Loan, 12.250%, 11/15/2014(c)	510,583

	Oil Field Services – 0.1%
436,364	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(c)	436,285

	Other Utility – 0.1%
395,000	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	386,112
325,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(c)	315,250
21,038	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(c)	20,565

		721,927

	Retailers – 0.1%
552,856	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(c)	547,676
332,488	Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(c)	319,188

		866,864

	Supermarkets – 0.3%
1,208,720	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(c)	1,186,818
908,435	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(c)	890,775

		2,077,593

	Transportation Services – 0.0%
176,347	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	175,099

	Wirelines – 0.2%
738,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(c)	748,450
733,006	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(c)	731,862
65,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(c)	64,891

		1,545,203

	Total Senior Loans
	(Identified Cost $14,834,803)	14,936,907

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – 10.9%
	Airlines – 0.4%
52,244	United Continental Holdings, Inc.(g)	$2,444,497

	Automobiles – 1.0%
465,000	Ford Motor Co.	6,877,350

	Chemicals – 2.0%
156,958	Dow Chemical Co. (The)	8,230,877
30,167	PPG Industries, Inc.	5,935,056

		14,165,933

	Containers & Packaging – 0.2%
40,621	Owens-Illinois, Inc.(g)	1,058,177
4,904	Rock-Tenn Co., Class A	233,332

		1,291,509

	Diversified Telecommunication Services – 0.3%
2,627	Hawaiian Telcom Holdco, Inc.(g)	67,488
117,962	Telefonica S.A., Sponsored ADR	1,813,076

		1,880,564

	Electronic Equipment, Instruments & Components – 3.1%
1,119,766	Corning, Inc.	21,656,274

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	102,424

	Household Durables – 0.0%
6,775	KB Home	101,218

	Multi-Utilities – 0.1%
10,224	CMS Energy Corp.	303,244

	Oil, Gas & Consumable Fuels – 0.7%
2,846	Chesapeake Energy Corp.	65,430
82,985	Repsol YPF S.A., Sponsored ADR	1,962,180
33,796	Royal Dutch Shell PLC, ADR	2,572,889

		4,600,499

	Pharmaceuticals – 0.8%
64,900	Bristol-Myers Squibb Co.	3,321,582
19,255	Valeant Pharmaceuticals International, Inc.(g)	2,526,256

		5,847,838

	REITs – Apartments – 0.1%
6,185	Apartment Investment & Management Co., Class A	196,807
32,565	Associated Estates Realty Corp.	570,213

		767,020

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	131,632

	Semiconductors & Semiconductor Equipment – 1.9%
372,408	Intel Corp.	12,967,247

	Trading Companies & Distributors – 0.3%
20,913	United Rentals, Inc.(g)	2,323,434

	Total Common Stocks
	(Identified Cost $47,287,067)	75,460,683

Preferred Stocks – 2.5%

Convertible Preferred Stocks – 1.4%
	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	$165,947

	Communications – 0.0%
191	Cincinnati Bell, Inc., 6.750%	9,138

	Energy – 0.6%
5,543	Chesapeake Energy Corp., 5.000%	543,215
190	Chesapeake Energy Corp., Series A, 5.750%, 144A	210,781
54,200	El Paso Energy Capital Trust I, 4.750%	3,094,820
3,848	SandRidge Energy, Inc., 7.000%	345,358

		4,194,174

	Metals & Mining – 0.4%
129,203	ArcelorMittal, 6.000%	2,730,059
7,229	Cliffs Natural Resources, Inc., 7.000%	80,965

		2,811,024

	Natural Gas – 0.1%
17,119	AES Trust III, 6.750%	877,862

	REITs – Diversified – 0.3%
15	Crown Castle International Corp., Series A, 4.500%	1,578
35,615	Weyerhaeuser Co., Series A, 6.375%	1,924,278

		1,925,856

	Total Convertible Preferred Stocks
	(Identified Cost $9,213,217)	9,984,001

Non-Convertible Preferred Stocks – 1.1%
	Banking – 0.7%
4,153	Ally Financial, Inc., Series G, 7.000%, 144A	4,156,893
18,000	Bank of America Corp., 6.375%	447,480
7,075	Countrywide Capital IV, 6.750%	180,342

		4,784,715

	Finance Companies – 0.1%
5,300	iStar Financial, Inc., Series F, 7.800%	130,274
2,575	iStar Financial, Inc., Series G, 7.650%	62,264
12,475	SLM Corp., Series A, 6.970%	614,768

		807,306

	Home Construction – 0.2%
96,887	Hovnanian Enterprises, Inc., 7.625%(g)	1,547,285

	REITs – Warehouse/Industrials – 0.1%
3,363	ProLogis, Inc., Series Q, 8.540%	206,354

	Total Non-Convertible Preferred Stocks
	(Identified Cost $4,930,796)	7,345,660

	Total Preferred Stocks
	(Identified Cost $14,144,013)	17,329,661

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
34,303	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(d)(f)(g) (Identified Cost $0)	$—

Principal Amount (‡)

Short-Term Investments – 2.2%
$5,552	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $5,552 on 10/01/2014 collateralized by $5,700 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $5,704 including accrued interest (Note 2 of Notes to Financial Statements)	5,552
15,448,513	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $15,448,513 on 10/01/2014 collateralized by $15,860,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $15,760,875 including accrued interest (Note 2 of Notes to Financial Statements)	15,448,513

Total Short-Term Investments
	(Identified Cost $15,454,065)	15,454,065

Total Investments – 99.9%
	(Identified Cost $608,688,958)(a)	692,751,053
	Other assets less liabilities—0.1%	581,721

	Net Assets – 100.0%	$693,332,774

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $614,200,475 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$93,800,017
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,249,439)

	Net unrealized appreciation	$78,550,578

(b)	Perpetual bond with no specified maturity date.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	Illiquid security. At September 30, 2014, the value of these securities amounted to $20,319,176 or 2.9% of net assets.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $23,851,868 or 3.4% of net assets.
(g)	Non-income producing security.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $167,308,968 or 24.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2014

Treasuries	9.3%
Technology	6.9
Banking	5.6
Wirelines	5.1
Finance Companies	5.1
Chemicals	4.8
Healthcare	4.4
Metals & Mining	4.2
Airlines	3.9
Oil Field Services	3.4
Home Construction	3.3
Supermarkets	3.2
Electronic Equipment, Instruments & Components	3.1
Aerospace & Defense	2.7
Retailers	2.4
Independent Energy	2.2
Other Investments, less than 2% each	28.1
Short-Term Investments	2.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 99.5% of Net Assets

Non-Convertible Bonds – 99.1%

	ABS Car Loan – 9.1%
$195,000	Ally Master Owner Trust, Series 2014-1, Class A2, 1.290%, 1/15/2019	$194,314
160,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.660%, 9/10/2018	160,804
100,000	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class B, 1.520%, 1/08/2019	99,534
100,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	99,496
185,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.600%, 7/08/2019	183,391
200,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	199,482
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	209,912
247,010	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	248,323
115,000	California Republic Auto Receivables Trust, Series 2014-1, Class A3, 0.850%, 5/15/2018	114,920
285,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class A3, 0.790%, 6/20/2017	285,412
265,000	Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.310%, 12/20/2017	266,511
125,000	Capital Auto Receivables Asset Trust, Series 2014-1, Class A2, 0.960%, 4/20/2017	125,312
155,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	154,869
175,000	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.480%, 11/20/2018	174,643
16,653	CarFinance Capital Auto Trust, Series 2013-1A, Class A, 1.650%, 7/17/2017, 144A	16,692
51,111	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	51,201
105,000	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/2018	104,798
100,000	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/2018	99,719
503,072	CFC LLC, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	502,977
126,051	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	126,508

	ABS Car Loan – continued
$270,000	CPS Auto Receivables Trust, Series 2014-C, Class A, 1.310%, 2/15/2019, 144A	$270,060
250,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	251,135
345,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	344,941
155,000	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	155,749
210,000	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	209,869
100,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	100,122
175,866	Flagship Credit Auto Trust, Series 2013-1, Class A, 1.320%, 4/16/2018, 144A	176,117
115,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	114,910
89,467	Prestige Auto Receivables Trust, Series 2014-1A, Class A2, 0.970%, 3/15/2018, 144A	89,476
137,819	Santander Drive Auto Receivables Trust, Series 2013-1, Class A3, 0.620%, 6/15/2017	137,912
315,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.620%, 2/15/2019	315,017
195,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class B, 1.450%, 5/15/2019	194,091
160,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.820%, 5/15/2019	159,910
178,108	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	178,322
200,000	SMART Trust/Australia, Series 2013-1US, Class A4A, 1.050%, 10/14/2018	199,096
260,000	SMART Trust/Australia, Series 2013-2US, Class A4A, 1.180%, 2/14/2019	258,414

		6,573,959

	ABS Credit Card – 1.7%
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	415,100
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	263,979
560,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	578,396

		1,257,475

	ABS Home Equity – 0.8%
233,099	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A	233,421
62,278	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.096%, 7/25/2021(b)(c)	59,427

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$34,861	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	$35,567
108,018	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	112,053
164,884	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.614%, 6/25/2035(b)	166,585

		607,053

	ABS Other – 4.0%
210,000	Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2, 1.040%, 1/10/2017, 144A	210,050
135,000	CCG Receivables Trust, Series 2014-1, Class A2, 1.060%, 11/15/2021, 144A	134,869
76,684	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	75,936
390,000	GE Dealer Floorplan Master Note Trust, Series 2012-3, Class A, 0.644%, 6/20/2017(b)	390,355
232,981	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	232,835
445,000	John Deere Owner Trust, Series 2014-B, Class A4, 1.500%, 6/15/2021	443,176
150,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A	149,997
230,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	230,072
430,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	440,350
200,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	199,615
258,958	TAL Advantage LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	261,478
97,859	TAL Advantage LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	98,310

		2,867,043

	ABS Student Loan – 1.6%
550,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.034%, 7/25/2025(b)	552,728
611,393	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.234%, 7/25/2025(b)	618,045

		1,170,773

	Aerospace & Defense – 0.4%
195,000	BAE Systems Holdings, Inc., 3.800%, 10/07/2024, 144A	194,421
60,000	Rockwell Collins, Inc., 0.584%, 12/15/2016(b)	59,961

		254,382

	Agency Commercial Mortgage-Backed Securities – 8.3%
$725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	$784,307
570,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023	589,445
420,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	428,884
1,035,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019(d)	1,042,598
360,000	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	360,863
1,460,000	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,449,376
1,135,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(d)	1,116,850
238,547	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.505%, 4/25/2019(b)	238,689

		6,011,012

	Airlines – 0.2%
119,581	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	139,910

	Automotive – 1.1%
370,000	American Honda Finance Corp., 2.250%, 8/15/2019	368,681
320,000	Ford Motor Credit Co. LLC, 3.664%, 9/08/2024	313,365
115,000	Magna International, Inc., 3.625%, 6/15/2024	114,272

		796,318

	Banking – 9.6%
350,000	Abbey National Treasury Services PLC/London, 2.350%, 9/10/2019	345,522
230,000	American Express Credit Corp., 1.125%, 6/05/2017	228,383
115,000	Bank of America Corp., 6.000%, 9/01/2017	128,207
205,000	Bank of America Corp., MTN, 1.303%, 3/22/2018(b)	208,807
55,000	Bank of Montreal, MTN, 1.400%, 9/11/2017	55,089
365,000	Bank of Nova Scotia, 2.800%, 7/21/2021	360,709
320,000	Barclays Bank PLC, 3.750%, 5/15/2024	318,003
330,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018(d)	383,916
130,000	BNP Paribas S.A., 5.000%, 1/15/2021	144,407
365,000	Capital One NA, 2.950%, 7/23/2021	358,968
740,000	Citigroup, Inc., 1.550%, 8/14/2017	734,571
320,000	Deutsche Bank AG, 3.700%, 5/30/2024	317,222
290,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/2018	324,653
330,000	HSBC USA, Inc., 2.250%, 6/23/2019	328,647

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	$309,518
130,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	149,942
245,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	275,599
210,000	Morgan Stanley, 4.350%, 9/08/2026	206,392
435,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018(d)	498,172
330,000	Royal Bank of Canada, 1.250%, 6/16/2017	329,180
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	42,135
275,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A	276,853
330,000	Toronto-Dominion Bank (The), 2.125%, 7/02/2019	327,002
150,000	Wells Fargo & Co., 3.676%, 6/15/2016	156,821
190,000	Wells Fargo & Co., MTN, 3.500%, 3/08/2022	194,210

		7,002,928

	Brokerage – 0.5%
375,000	Ameriprise Financial, Inc., 3.700%, 10/15/2024	376,617

	Building Materials – 0.1%
30,000	Masco Corp., 7.125%, 3/15/2020	34,500

	Cable Satellite – 0.7%
170,000	Cox Enterprises, Inc., 7.375%, 7/15/2027, 144A	211,117
325,000	NBCUniversal Enterprise, Inc., 0.771%, 4/15/2016, 144A(b)	325,715

		536,832

	Chemicals – 0.3%
140,000	Eastman Chemical Co., 4.500%, 1/15/2021	149,803
90,000	Methanex Corp., 3.250%, 12/15/2019	91,370

		241,173

	Collateralized Mortgage Obligations – 0.5%
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	144,165
241,477	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.606%, 10/07/2020(b)	242,722

		386,887

	Consumer Cyclical Services – 0.3%
30,000	Western Union Co. (The), 2.375%, 12/10/2015	30,474
75,000	Western Union Co. (The), 3.350%, 5/22/2019	77,055
130,000	Western Union Co. (The), 3.650%, 8/22/2018	135,402

		242,931

	Diversified Manufacturing – 0.1%
90,000	Snap-On, Inc., 4.250%, 1/15/2018	95,472

	Electric – 1.9%
$220,000	Delmarva Power & Light Co., 3.500%, 11/15/2023	$225,392
260,000	Dominion Resources, Inc., 1.950%, 8/15/2016	264,300
120,000	Duke Energy Indiana, Inc., 0.584%, 7/11/2016(b)	120,488
145,000	Duke Energy Progress, Inc., 0.433%, 3/06/2017(b)	145,211
130,000	Exelon Generation Co. LLC, 4.000%, 10/01/2020	136,927
295,000	Georgia Power Co., 0.554%, 3/15/2016(b)	295,027
220,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	217,525

		1,404,870

	Environmental – 0.1%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	92,262

	Finance Companies – 1.8%
250,000	Air Lease Corp., 4.250%, 9/15/2024	245,938
465,000	General Electric Capital Corp., 5.500%, 1/08/2020(d)	532,880
280,000	International Lease Finance Corp., 2.184%, 6/15/2016(b)	277,200
225,000	Navient LLC, MTN, 6.250%, 1/25/2016	233,550

		1,289,568

	Food & Beverage – 0.8%
10,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	11,153
350,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	362,754
195,000	Sysco Corp., 3.000%, 10/02/2021	195,367

		569,274

	Government Owned – No Guarantee – 0.8%
285,000	Ecopetrol S.A., 4.125%, 1/16/2025	275,737
225,000	Petrobras International Finance Co., 5.375%, 1/27/2021	227,434
50,000	Petrobras International Finance Co., 5.750%, 1/20/2020	52,611

		555,782

	Health Insurance – 0.8%
260,000	Humana, Inc., 3.850%, 10/01/2024	259,826
355,000	WellPoint, Inc., 3.500%, 8/15/2024	346,213

		606,039

	Healthcare – 1.9%
75,000	Baxter International, Inc., 1.850%, 1/15/2017	76,088
280,000	Express Scripts, Inc., 3.125%, 5/15/2016	290,013
205,000	Life Technologies Corp., 6.000%, 3/01/2020	236,631
330,000	McKesson Corp., 3.250%, 3/01/2016	340,702
40,000	Quest Diagnostics, Inc., 4.700%, 4/01/2021	43,255
105,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	113,380

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$285,000	Stryker Corp., 2.000%, 9/30/2016	$290,818

		1,390,887

	Hybrid ARMs – 0.6%
92,757	FHLMC, 2.367%, 1/01/2035(b)	98,791
291,803	FHLMC, 2.620%, 5/01/2036(b)	314,448

		413,239

	Independent Energy – 1.2%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	109,081
110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	124,687
200,000	Encana Corp., 6.500%, 5/15/2019	234,214
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	123,338
295,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	298,747

		890,067

	Integrated Energy – 0.7%
135,000	BP Capital Markets PLC, 4.500%, 10/01/2020	147,444
330,000	Total Capital International S.A., 2.750%, 6/19/2021	328,351

		475,795

	Life Insurance – 0.9%
160,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	176,319
30,000	Lincoln National Corp., 4.300%, 6/15/2015	30,762
60,000	MetLife, Inc., (Step to 1.903% on 10/07/2014), 2.463%, 12/15/2017(e)	60,183
320,000	Prudential Financial, Inc., 3.500%, 5/15/2024	316,697
70,000	Unum Group, 5.625%, 9/15/2020	79,654

		663,615

	Media Entertainment – 0.6%
225,000	Time Warner, Inc., 3.550%, 6/01/2024	221,771
215,000	Time Warner, Inc., 4.875%, 3/15/2020	237,220

		458,991

	Metals & Mining – 1.4%
140,000	Alcoa, Inc., 6.750%, 7/15/2018	158,372
145,000	Allegheny Technologies, Inc., 5.950%, 1/15/2021	156,321
280,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	283,570
35,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	35,981
85,000	Rio Tinto Finance USA Ltd., 3.500%, 11/02/2020	88,056
115,000	Rio Tinto Finance USA PLC, 3.500%, 3/22/2022	116,680
180,000	Teck Resources Ltd., 4.500%, 1/15/2021	187,100

		1,026,080

	Midstream – 1.8%
$130,000	DCP Midstream Operating LP, 4.950%, 4/01/2022	$141,458
140,000	Energy Transfer Partners LP, 4.650%, 6/01/2021	148,650
280,000	Enterprise Products Operating LLC, 1.250%, 8/13/2015	281,323
175,000	Kinder Morgan Energy Partners LP, 4.150%, 3/01/2022	176,801
120,000	NiSource Finance Corp., 6.125%, 3/01/2022	140,507
175,000	Questar Corp., 2.750%, 2/01/2016	178,979
225,000	Williams Partners LP, 5.250%, 3/15/2020	249,847

		1,317,565

	Mortgage Related – 6.9%
9,729	FHLMC, 3.000%, 10/01/2026	10,019
1,113	FHLMC, 6.500%, 1/01/2024	1,258
171	FHLMC, 8.000%, 7/01/2025	202
339	FNMA, 6.000%, 9/01/2021	354
149	FNMA, 7.500%, 6/01/2016	153
83	FNMA, 8.000%, 6/01/2015	84
300,202	GNMA, 4.312%, 2/20/2063	325,344
582,796	GNMA, 4.356%, 2/20/2063	631,565
232,722	GNMA, 4.496%, 10/20/2062	253,149
529,434	GNMA, 4.500%, 4/20/2063	577,423
296,220	GNMA, 4.505%, 4/20/2063	322,993
335,807	GNMA, 4.514%, 5/20/2062	364,351
332,723	GNMA, 4.520%, 5/20/2062	360,130
304,236	GNMA, 4.549%, 3/20/2063	332,303
327,269	GNMA, 4.560%, 3/20/2062	354,257
210,397	GNMA, 4.567%, 7/20/2062	229,229
344,934	GNMA, 4.575%, 2/20/2063	376,542
250,042	GNMA, 4.604%, 6/20/2062	272,069
3,454	GNMA, 6.500%, 12/15/2023	3,922
626	GNMA, 8.500%, 9/15/2022	637
2,066	GNMA, 9.500%, 1/15/2019	2,276
322,741	Government National Mortgage Association, Series 2014-H14, Class FA, 0.656%, 7/20/2064(b)	323,705
239,094	Government National Mortgage Association, Series 2014-H15, Class FA, 0.656%, 7/20/2064(b)	239,332

		4,981,297

	Non-Agency Commercial Mortgage-Backed Securities – 14.7%
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	43,063
425,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.254%, 5/15/2030, 144A(b)	425,425
95,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	95,180
295,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046	302,391
125,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A4, 4.046%, 10/10/2046	131,758

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$95,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	$98,561
260,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	266,224
230,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	238,114
535,000	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	553,595
316,069	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.893%, 6/15/2039(b)	340,911
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	391,035
305,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(b)	305,338
375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	403,939
325,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	355,961
299,300	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(b)	326,866
380,000	GS Mortgage Securities Corp. II, Series 2013-GC13, Class A5, 4.174%, 7/10/2046(b)	404,326
275,000	GS Mortgage Securities Corp. II, Series 2013-GC16, Class A4, 4.271%, 11/10/2046	294,006
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	329,671
265,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	274,661
150,436	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class A, 1.104%, 12/15/2030, 144A(b)	150,454
410,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.981%, 6/15/2049(b)	444,156
198,689	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	214,068
135,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	139,770
505,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.132%, 7/15/2031, 144A(b)	505,000

	Non-Agency Commercial Mortgage-Backed Securities – continued
$237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	$256,930
295,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	305,828
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	434,491
249,781	PFP III Ltd., Series 2014-1, Class A, 1.324%, 6/14/2031, 144A(b)	250,275
125,000	SCG Trust, Series 2013-SRP1, Class A, 1.554%, 11/15/2026, 144A(b)	125,363
410,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.933%, 6/15/2049(b)	443,493
555,000	Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	547,077
425,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.218%, 7/15/2046	452,981
200,000	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	206,873
390,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	404,605
235,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.045%, 3/15/2047	246,458

		10,708,847

	Oil Field Services – 1.3%
130,000	Ensco PLC, 4.500%, 10/01/2024	130,438
235,000	Nabors Industries, Inc., 5.000%, 9/15/2020	257,334
75,000	Pride International, Inc., 8.500%, 6/15/2019	92,923
100,000	Rowan Cos., Inc., 5.000%, 9/01/2017	108,046
315,000	Transocean, Inc., 6.500%, 11/15/2020	334,710

		923,451

	Pharmaceuticals – 0.8%
110,000	Amgen, Inc., 2.200%, 5/22/2019	108,834
165,000	Eli Lilly & Co., 1.950%, 3/15/2019	164,316
290,000	Mylan, Inc., 4.200%, 11/29/2023	298,079

		571,229

	Property & Casualty Insurance – 0.9%
370,000	Brown & Brown, Inc., 4.200%, 9/15/2024	371,980
150,000	Old Republic International Corp., 4.875%, 10/01/2024	150,199
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	160,994

		683,173

	Railroads – 1.1%
285,000	Canadian National Railway Co., 1.450%, 12/15/2016	288,264
230,000	CSX Corp., 3.700%, 10/30/2020	242,060

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Railroads – continued
$30,000	CSX Corp., 6.150%, 5/01/2037	$37,196
240,000	Union Pacific Corp., 3.646%, 2/15/2024	248,064

		815,584

	REITs – Health Care – 0.1%
35,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	34,057

	Retailers – 0.5%
370,000	Ross Stores, Inc., 3.375%, 9/15/2024	367,129

	Sovereigns – 0.2%
150,000	Mexico Government International Bond, 5.625%, 1/15/2017	163,725

	Supranational – 0.3%
220,000	Nordic Investment Bank, 0.500%, 4/14/2016	219,938

	Technology – 1.3%
275,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	317,067
165,000	Apple, Inc., 1.000%, 5/03/2018	160,928
275,000	Hewlett-Packard Co., 4.300%, 6/01/2021	292,028
100,000	Jabil Circuit, Inc., 5.625%, 12/15/2020	107,750
25,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	29,062

		906,835

	Tobacco – 0.8%
275,000	Altria Group, Inc., 2.850%, 8/09/2022	263,405
285,000	Philip Morris International, Inc., 2.500%, 5/16/2016	293,069
40,000	Philip Morris International, Inc., 4.500%, 3/26/2020	43,921

		600,395

	Treasuries – 13.5%
2,075,000	U.S. Treasury Note, 0.625%, 2/15/2017	2,066,084
3,610,000	U.S. Treasury Note, 0.625%, 9/30/2017	3,556,976
1,085,000	U.S. Treasury Note, 1.500%, 5/31/2019	1,073,726
250,000	U.S. Treasury Note, 1.625%, 3/31/2019	249,297
360,000	U.S. Treasury Note, 1.625%, 6/30/2019	358,087
1,385,000	U.S. Treasury Note, 1.625%, 7/31/2019	1,376,344
215,000	U.S. Treasury Note, 2.000%, 2/28/2021	213,169
600,000	U.S. Treasury Note, 2.375%, 8/15/2024	593,063
290,000	U.S. Treasury Note, 2.500%, 5/15/2024	290,181

		9,776,927

	Wireless – 1.1%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	253,410
365,000	American Tower Corp., 3.450%, 9/15/2021	357,847
185,000	Vodafone Group PLC, 2.950%, 2/19/2023	174,340

		785,597

	Wirelines – 1.0%
220,000	British Telecommunications PLC, 1.625%, 6/28/2016	222,038
285,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	313,262

	Wirelines – continued
$200,000	Verizon Communications, Inc., 5.150%, 9/15/2023	$221,474

		756,774

	Total Non-Convertible Bonds
	(Identified Cost $71,600,329)	72,044,257

Municipals – 0.4%

	New Jersey – 0.4%
310,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Refunding, Series QQ, 1.802%, 6/15/2017 (Identified Cost $310,000)	307,833

	Total Bonds and Notes
	(Identified Cost $71,910,329)	72,352,090

Short-Term Investments – 0.1%
35,000	U.S. Treasury Bills, 0.045%, 5/28/2015(f)(g) (Identified Cost $34,990)	34,991

	Total Investments – 99.6%
	(Identified Cost $71,945,319)(a)	72,387,081
	Other assets less liabilities—0.4%	302,316

	Net Assets – 100.0%	$72,689,397

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $72,183,221 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$732,930
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(529,070)

	Net unrealized appreciation	$203,860

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2014, the value of this security amounted to $59,427 or 0.1% of net assets.
(d)	All of this security has been designated to cover the Fund’s obligations under open futures contracts.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $8,098,287 or 11.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Intermediate Duration Bond Fund – continued

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2014	7	$827,805	$2,175

Industry Summary at September 30, 2014

Non-Agency Commercial Mortgage-Backed Securities	14.7%
Treasuries	13.5
Banking	9.6
ABS Car Loan	9.1
Agency Commercial Mortgage-Backed Securities	8.3
Mortgage Related	6.9
ABS Other	4.0
Other Investments, less than 2% each	33.4
Short-Term Investments	0.1

Total Investments	99.6
Other assets less liabilities (including open futures contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.8% of Net Assets

Non-Convertible Bonds – 85.5%

	ABS Car Loan – 0.3%
$2,000,000	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	$1,786,276

	ABS Credit Card – 0.1%
759,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	787,205

	ABS Home Equity – 0.0%
86,774	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.447%, 7/25/2035(b)(c)	81,101

	ABS Other – 1.6%
1,112,550	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,122,300
2,372,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	2,743,870
2,988,676	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(d)	2,954,307
409,559	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	409,347
609,268	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	703,502
491,390	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	490,162
1,182,173	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	1,235,699

		9,659,187

	Aerospace & Defense – 0.1%
410,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	759,786

	Airlines – 3.6%
365,403	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	374,538
569,234	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	579,560
5,933,784	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.950%, 7/15/2024	6,350,277
112,230	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	118,403
839,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	889,340
238,878	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	269,025

	Airlines – continued
$700,324	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	$777,360
2,833,184	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	3,116,502
108,736	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	115,804
988,304	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,153,845
2,495,261	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	2,919,456
1,122,156	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	1,243,910
2,185,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	2,211,176
553,498	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	642,057
1,081,133	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,127,081

		21,888,334

	Automotive – 0.6%
840,000	Cummins, Inc., 5.650%, 3/01/2098	950,326
2,023,000	Ford Motor Co., 6.375%, 2/01/2029	2,408,936

		3,359,262

	Banking – 13.0%
74,000	Ally Financial, Inc., 8.000%, 12/31/2018	83,990
2,027,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,377,223
2,505,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	977,336
130,000	Bank of America Corp., 5.420%, 3/15/2017	140,792
800,000	Bank of America Corp., 5.490%, 3/15/2019	883,166
683,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	666,144
400,000	Bank of America Corp., MTN, 4.000%, 4/01/2024	404,168
750,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	906,043
2,100,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,017,075
100,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)(d)	93,566
140,000	Citigroup, Inc., 5.875%, 2/22/2033	157,061
1,909,000	Citigroup, Inc., 6.125%, 8/25/2036	2,188,795
3,545,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	2,858,609
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 3/19/2018	249,766

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$815,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	$858,506
4,099,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	3,763,453
6,050,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,519,413
4,270,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	5,097,471
660,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	734,824
3,113,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	3,521,282
300,000	JPMorgan Chase & Co., EMTN, 1.068%, 5/30/2017, (GBP)(c)	479,779
5,310,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	426,020
4,988,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,709,484
178,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	180,305
1,291,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,485,075
100,000	Morgan Stanley, 0.714%, 10/15/2015(c)	100,311
2,501,000	Morgan Stanley, 2.125%, 4/25/2018	2,500,737
665,000	Morgan Stanley, 2.500%, 1/24/2019	665,045
615,000	Morgan Stanley, 3.750%, 2/25/2023	614,201
2,262,000	Morgan Stanley, 5.500%, 7/24/2020	2,544,861
840,000	Morgan Stanley, 5.750%, 1/25/2021	954,406
1,518,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	1,466,733
1,518,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	1,402,675
5,992,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	5,975,450
2,202,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,647,826
400,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	359,326
1,215,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	1,213,740
455,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(c)	456,209
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	450,774
905,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	948,747
2,695,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,852,490
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	66,389
304,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	440,603
76,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	97,672
200,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	212,938

	Banking – continued
$626,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	$659,407
100,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	136,994
300,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	317,659
1,500,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(e)	2,736,223
3,796,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	4,231,766
200,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	223,780
3,416,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	3,437,862

		79,494,170

	Brokerage – 1.1%
1,294,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	1,332,820
581,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)(d)	634,148
3,223,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,425,714
934,000	Jefferies Group LLC, 6.250%, 1/15/2036	983,131
437,000	Jefferies Group LLC, 6.450%, 6/08/2027	489,623
80,000	Jefferies Group LLC, 6.875%, 4/15/2021	93,224

		6,958,660

	Building Materials – 1.2%
892,000	Masco Corp., 4.800%, 6/15/2015	913,185
554,000	Masco Corp., 5.850%, 3/15/2017	601,256
1,287,000	Masco Corp., 6.125%, 10/03/2016	1,373,229
1,010,000	Masco Corp., 6.500%, 8/15/2032	1,010,000
285,000	Masco Corp., 7.750%, 8/01/2029	326,550
2,505,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	923,608
191,000	Owens Corning, Inc., 6.500%, 12/01/2016	210,415
1,712,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,074,906

		7,433,149

	Chemicals – 0.2%
140,000	Methanex Corp., 5.250%, 3/01/2022	153,875
744,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	776,634

		930,509

	Collateralized Mortgage Obligations – 0.1%
512,433	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	575,672
9,690	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	10,562

		586,234

	Consumer Products – 0.2%
459,000	Hasbro, Inc., 6.600%, 7/15/2028	527,635

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – continued
$592,000	Snap-on, Inc., 6.700%, 3/01/2019	$682,438

		1,210,073

	Electric – 2.6%
985,000	Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039, 144A	1,034,784
956,747	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	1,063,740
468,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	506,595
421,000	Commonwealth Edison Co., 4.700%, 4/15/2015	430,699
2,581,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,665,270
607,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	653,114
450,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	917,463
759,000	Endesa S.A., 7.875%, 2/01/2027	980,068
683,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	753,138
4,109,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,679,543
531,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	650,265
875,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,614,141

		15,948,820

	Finance Companies – 6.0%
3,826,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,342,510
620,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	563,795
65,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	64,330
12,895,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	9,938,344
355,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	289,154
600,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	478,194
1,675,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,316,398
346,000	General Electric Capital Corp., Series A, MTN, 0.534%, 5/13/2024(c)	327,126
4,289,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	3,423,827
30,000	International Lease Finance Corp., 3.875%, 4/15/2018	29,775
889,000	International Lease Finance Corp., 4.625%, 4/15/2021	882,332
19,000	International Lease Finance Corp., 5.875%, 8/15/2022	19,855
2,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	2,228,720

	Finance Companies – continued
$490,000	Navient LLC, 4.875%, 6/17/2019	$490,000
4,297,000	Navient LLC, 5.500%, 1/25/2023	4,130,491
129,000	Navient LLC, MTN, 4.625%, 9/25/2017	130,451
159,000	Navient LLC, MTN, 5.500%, 1/15/2019	162,180
1,382,000	Navient LLC, MTN, 7.250%, 1/25/2022	1,499,470
182,000	Navient LLC, Series A, MTN, 5.000%, 4/15/2015	184,730
983,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	828,178
1,066,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	1,199,250
1,522,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,704,640
611,000	Springleaf Finance Corp., 8.250%, 10/01/2023	687,375
987,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,041,285
611,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	649,188

		36,611,598

	Financial Other – 0.5%
1,898,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	2,884,066

	Government Guaranteed – 1.0%
760,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	698,647
5,314,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	4,776,076
736,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	617,115

		6,091,838

	Government Owned – No Guarantee – 1.0%
1,947,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,291,463
3,420,000	DP World Ltd., 6.850%, 7/02/2037, 144A	3,834,846

		6,126,309

	Health Insurance – 0.0%
15,000	CIGNA Corp., 7.875%, 5/15/2027	19,648

	Healthcare – 0.7%
649,000	Boston Scientific Corp., 6.000%, 1/15/2020	739,939
42,000	HCA, Inc., 5.875%, 3/15/2022	44,153
2,327,000	HCA, Inc., 5.875%, 5/01/2023	2,379,357
72,000	HCA, Inc., 6.375%, 1/15/2015	72,630
76,000	HCA, Inc., 7.050%, 12/01/2027	76,380
144,000	HCA, Inc., 7.190%, 11/15/2015	150,480
57,000	HCA, Inc., 7.500%, 12/15/2023	62,130
133,000	HCA, Inc., 7.690%, 6/15/2025	146,300
232,000	HCA, Inc., 8.360%, 4/15/2024	266,800
8,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,720
232,000	HCA, Inc., MTN, 7.750%, 7/15/2036	251,720

		4,198,609

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.6%
$2,536,000	Pulte Group, Inc., 6.000%, 2/15/2035	$2,409,200
1,105,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,102,238

		3,511,438

	Hybrid ARMs – 0.0%
30,573	FNMA, 1.909%, 2/01/2037(c)	32,263
47,988	FNMA, 2.420%, 9/01/2036(c)	51,550

		83,813

	Independent Energy – 1.2%
907,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,028,101
46,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	50,738
42,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	46,830
2,277,000	EQT Corp., 8.125%, 6/01/2019	2,788,968
1,632,000	Equitable Resources, Inc., 6.500%, 4/01/2018	1,864,194
1,317,000	Newfield Exploration Co., 5.625%, 7/01/2024	1,409,190

		7,188,021

	Industrial Other – 0.2%
873,000	Worthington Industries, Inc., 6.500%, 4/15/2020	991,217

	Life Insurance – 1.3%
50,000	American International Group, Inc., 4.125%, 2/15/2024	51,937
71,000	American International Group, Inc., 4.875%, 6/01/2022	78,095
100,000	American International Group, Inc., 6.250%, 3/15/2087	111,986
138,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	185,955
175,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	196,861
84,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	92,568
1,788,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	2,032,580
1,989,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	2,180,911
2,190,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,022,693

		7,953,586

	Local Authorities – 1.9%
3,519,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	2,797,429
1,898,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	1,683,037
3,412,400	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	3,270,740
3,037,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	2,825,425

	Local Authorities – continued
92,059	Province of Alberta, 5.930%, 9/16/2016, (CAD)	$86,751
900,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	721,511
509,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	447,467

		11,832,360

	Lodging – 0.2%
1,124,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,227,789

	Media Entertainment – 0.2%
182,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	256,367
18,220,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,141,471

		1,397,838

	Metals & Mining – 1.0%
319,000	ArcelorMittal, 6.750%, 2/25/2022	342,526
1,750,000	ArcelorMittal, 7.250%, 3/01/2041	1,754,375
387,000	ArcelorMittal, 7.500%, 10/15/2039	398,610
1,717,000	Plains Exploration & Production Co., 6.500%, 11/15/2020	1,880,321
1,571,000	United States Steel Corp., 7.500%, 3/15/2022	1,688,825

		6,064,657

	Midstream – 0.6%
159,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	183,667
152,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	186,090
607,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	651,128
213,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	213,000
1,518,000	NiSource Finance Corp., 6.125%, 3/01/2022	1,777,409
615,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	678,928

		3,690,222

	Mortgage Related – 0.0%
1,299	FHLMC, 10.000%, with various maturities in 2018(f)	1,433
3,222	FNMA, 6.000%, 12/01/2018	3,638
4,300	GNMA, 10.000%, 5/15/2018	4,389

		9,460

	Non-Agency Commercial Mortgage-Backed Securities – 2.8%
120,753	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.349%, 9/10/2047(c)	124,323
435,383	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	462,416
261,985	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	280,604

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$308,978	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.897%, 6/11/2040(c)	$339,426
800,914	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	855,602
2,114,535	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.893%, 6/15/2039(c)	2,280,727
1,283,039	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.097%, 9/15/2039(c)	1,394,884
520,025	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	564,855
1,138,741	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,247,223
571,530	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	575,932
240,987	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(c)	263,182
644,569	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	575,510
827,485	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.981%, 6/15/2049(c)	896,420
1,009,171	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,087,281
218,895	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	221,675
278,559	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.029%, 6/15/2038(c)	296,430
296,073	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	316,510
176,132	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.066%, 6/12/2046(c)	187,063
265,706	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	268,561
309,811	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	315,278
189,790	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	206,155
607,328	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(c)	684,314
303,664	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	327,363

	Non-Agency Commercial Mortgage-Backed Securities – continued
3,515,000	West Edmonton Mall Property, Inc., 4.309%, 2/13/2024, (CAD)	$3,264,043
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.723%, 3/15/2044, 144A(c)	101,154

		17,136,931

	Oil Field Services – 0.3%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	787,800
827,000	Rowan Cos., Inc., 7.875%, 8/01/2019	999,877

		1,787,677

	Paper – 0.3%
1,139,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,486,407
175,000	Mead Corp. (The), 7.550%, 3/01/2047(b)(d)	214,004
133,000	Westvaco Corp., 8.200%, 1/15/2030	174,464

		1,874,875

	Property & Casualty Insurance – 0.8%
87,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(g)	61,770
1,640,000	Old Republic International Corp., 4.875%, 10/01/2024	1,642,178
167,000	Sirius International Group, 6.375%, 3/20/2017, 144A	185,117
1,530,000	XLIT Ltd., 6.250%, 5/15/2027	1,816,823
1,211,000	XLIT Ltd., 6.375%, 11/15/2024	1,441,878

		5,147,766

	Railroads – 0.0%
144,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(d)	134,375

	Refining – 0.1%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	545,816

	REITs – Office Property – 0.2%
61,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	66,966
816,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	952,176

		1,019,142

	REITs – Shopping Centers – 0.3%
759,000	Equity One, Inc., 6.000%, 9/15/2017	839,305
1,025,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,103,600

		1,942,905

	REITs – Single Tenant – 0.1%
109,000	Realty Income Corp., 5.750%, 1/15/2021	124,090
270,000	Realty Income Corp., 6.750%, 8/15/2019	318,763

		442,853

	REITs – Warehouse/Industrials – 0.1%
596,000	ProLogis LP, 7.375%, 10/30/2019	724,153

	Restaurants – 0.1%
463,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	446,737

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – 0.0%
$66,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$51,150

	Sovereigns – 0.4%
2,429,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	2,736,084

	Supermarkets – 0.4%
171,000	Delhaize Group S.A., 5.700%, 10/01/2040	181,489
197,000	New Albertson’s, Inc., 7.450%, 8/01/2029	179,270
1,017,000	New Albertson’s, Inc., 8.000%, 5/01/2031	966,150
87,000	New Albertson’s, Inc., 8.700%, 5/01/2030	85,695
1,063,000	SUPERVALU, Inc., 6.750%, 6/01/2021	1,047,055

		2,459,659

	Supranational – 0.6%
3,321,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	2,714,325
2,605,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	999,856

		3,714,181

	Technology – 1.1%
2,706,000	Corning, Inc., 7.250%, 8/15/2036	3,439,447
2,695,000	Ingram Micro, Inc., 5.250%, 9/01/2017	2,934,901
37,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	40,619
266,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	325,475

		6,740,442

	Tobacco – 0.1%
558,000	Reynolds American, Inc., 6.750%, 6/15/2017	629,764

	Transportation Services – 0.3%
76,000	APL Ltd., 8.000%, 1/15/2024(b)(d)	69,920
731,644	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(b)	744,448
717,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	905,634

		1,720,002

	Treasuries – 33.5%
26,800,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	24,063,646
8,301,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	7,487,243
99,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	91,117
30,366,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	27,735,157
759,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	709,968
255,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	2,096,628

	Treasuries – continued
265,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	$2,157,454
737,400(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	6,218,477
175,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,535,778
715,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	6,874,040
28,844,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	4,801,759
30,112,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	4,792,330
3,986,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,473,733
62,675,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	439,622
51,425,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	371,224
87,450,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	664,802
12,619,200	U.S. Treasury Note, 0.125%, 12/31/2014	12,621,169
17,365,000	U.S. Treasury Note, 0.250%, 1/15/2015	17,375,176
11,300,100	U.S. Treasury Note, 0.250%, 10/15/2015	11,312,462
10,377,700	U.S. Treasury Note, 0.250%, 12/15/2015	10,381,353
10,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	9,991,800
20,489,700	U.S. Treasury Note, 0.375%, 11/15/2015	20,531,314
16,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	16,003,744
15,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	14,994,135

		204,724,131

	Wireless – 0.2%
10,630,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	766,067
178,000	Sprint Capital Corp., 6.875%, 11/15/2028	169,990
51,000	Sprint Capital Corp., 6.900%, 5/01/2019	53,614
278,000	Sprint Communications, Inc., 6.000%, 12/01/2016	292,421
40,000	Sprint Communications, Inc., 6.000%, 11/15/2022	38,800

		1,320,892

	Wirelines – 2.7%
1,518,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,560,457
2,179,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,331,530
186,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	185,070
1,719,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,697,513
926,000	Embarq Corp., 7.995%, 6/01/2036	1,000,913
228,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	285,096
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	133,605
380,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	418,000

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$2,183,000	Qwest Corp., 6.875%, 9/15/2033	$2,178,499
1,427,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,396,676
150,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	156,613
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	541,206
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,785,908
400,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	717,633
1,647,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,094,608
209,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	227,180

		16,710,507

	Total Non-Convertible Bonds
	(Identified Cost $494,329,548)	522,775,277

Convertible Bonds – 3.5%
	Automotive – 0.2%
786,000	Ford Motor Co., 4.250%, 11/15/2016	1,347,008

	Energy – 0.4%
1,423,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,434,562
524,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	530,550

		1,965,112

	Property & Casualty Insurance – 1.3%
6,829,000	Old Republic International Corp., 3.750%, 3/15/2018	7,994,198

	Technology – 1.6%
2,661,000	Intel Corp., 2.950%, 12/15/2035	3,386,122
3,568,000	Intel Corp., 3.250%, 8/01/2039	5,983,090
402,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	541,193

		9,910,405

	Total Convertible Bonds
	(Identified Cost $15,899,208)	21,216,723

Municipals – 0.8%
	Illinois – 0.4%
840,000	State of Illinois, 5.100%, 6/01/2033	815,682
1,705,000	State of Illinois, Series B, 5.520%, 4/01/2038	1,679,629

		2,495,311

	Michigan – 0.1%
735,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	630,814

	Ohio – 0.1%
450,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	351,027

	Virginia – 0.2%
$2,080,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	$1,522,456

	Total Municipals
	(Identified Cost $5,597,168)	4,999,608

	Total Bonds and Notes
	(Identified Cost $515,825,924)	548,991,608

Senior Loans – 0.5%
	Cable Satellite – 0.2%
1,105,958	CSC Holdings, Inc., New Term Loan B, 2.654%, 4/17/2020(c)	1,072,436

	Finance Companies – 0.3%
1,878,922	Flying Fortress, Inc., New Term Loan, 3.500%, 6/30/2017(c)	1,858,968

	Total Senior Loans
	(Identified Cost $2,980,457)	2,931,404

Shares

Common Stocks – 3.6%

	Chemicals – 0.7%
23,580	PPG Industries, Inc.	4,639,129

	Electronic Equipment, Instruments & Components – 2.3%
721,200	Corning, Inc.	13,948,008

	Oil, Gas & Consumable Fuels – 0.6%
64,896	Repsol YPF S.A., Sponsored ADR	1,534,466
26,419	Royal Dutch Shell PLC, ADR	2,011,279

		3,545,745

	Total Common Stocks
	(Identified Cost $14,297,888)	22,132,882

Preferred Stocks – 1.1%

Non-Convertible Preferred Stocks – 0.6%
	Banking – 0.0%
122	Ally Financial, Inc., Series G, 7.000%, 144A	122,114
	Electric – 0.1%
213	Connecticut Light & Power Co., 2.200%	9,798
2,360	Union Electric Co., 4.500%	214,760

		224,558

	Government Sponsored – 0.5%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(h)	3,113,438

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,161,639)	3,460,110

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

Convertible Preferred Stocks – 0.5%

Banking – 0.1%
714	Bank of America Corp., Series L, 7.250%	$818,601

Energy – 0.2%
4,353	Chesapeake Energy Corp., 5.000%	426,594
15,775	El Paso Energy Capital Trust I, 4.750%	900,753

1,327,347

Metals & Mining – 0.2%
53,705	ArcelorMittal, 6.000%	1,134,786

Total Convertible Preferred Stocks
	(Identified Cost $2,830,057)	3,280,734

Total Preferred Stocks
	(Identified Cost $5,991,696)	6,740,844

Principal Amount (‡)

Short-Term Investments – 4.1%
$22,224	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000%, to be repurchased at $22,224 on 10/01/2014 collateralized by $22,700 U.S Treasury Note, 1.500% due 08/31/2018 valued at $22,718 including accrued interest (Note 2 of Notes to Financial Statements)	22,224
25,239,576	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $25,239,576 on 10/01/2014 collateralized by $25,845,000 U.S. Treasury Note, 2.000% due 9/30/2020 valued at $25,748,081 including accrued interest (Note 2 of Notes to Financial Statements)	25,239,576

Total Short-Term Investments
	(Identified Cost $25,261,800)	25,261,800

Total Investments – 99.1%
	(Identified Cost $564,357,765)(a)	606,058,538
	Other assets less liabilities—0.9%	5,548,359

	Net Assets – 100.0%	$611,606,897

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $568,364,853 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$51,280,712
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,587,027)

	Net unrealized appreciation	$37,693,685

(b)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $4,925,869 or 0.8% of net assets.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	Illiquid security. At September 30, 2014, the value of these securities amounted to $4,100,320 or 0.7% of net assets.
(e)	Perpetual bond with no specified maturity date.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Non-income producing security.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $69,739,005 or 11.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2014

Treasuries	33.5%
Banking	13.1
Finance Companies	6.3
Airlines	3.6
Non-Agency Commercial Mortgage-Backed Securities	2.8
Wirelines	2.7
Technology	2.7
Electric	2.7
Electronic Equipment, Instruments & Components	2.3
Property & Casualty Insurance	2.1
Other Investments, less than 2% each	23.2
Short-Term Investments	4.1

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Fixed Income Fund – continued

Currency Exposure Summary at September 30, 2014

United States Dollar	71.8%
Canadian Dollar	13.0
New Zealand Dollar	4.1
Mexican Peso	3.4
Australian Dollar	2.0
Other, less than 2% each	4.8

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities

September 30, 2014

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$1,293,601,917	$2,391,879,578	$32,969,028
Net unrealized appreciation (depreciation)	112,055,614	(69,682,341)	(811,189)

Investments at value	1,405,657,531	2,322,197,237	32,157,839
Cash	134,339	—	—
Due from brokers (Note 2)	—	210,000	—
Foreign currency at value (identified cost $86,855, $45,340,442 and $0)	85,499	43,734,221	—
Receivable for Fund shares sold	250,000	4,028,471	13,053
Receivable from investment adviser (Note 6)	—	—	13,973
Receivable for securities sold	95,022	16,454,592	—
Receivable for delayed delivery securities sold (Note 2)	—	120,099,692	—
Collateral received for open forward foreign currency contracts and swaptions (Notes 2 and 4)	—	4,390,770	291,439
Dividends and interest receivable	15,964,749	18,075,736	41,596
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	7,633,872	—
Tax reclaims receivable	33,797	2,604	—
Receivable for variation margin on futures contracts (Note 2)	—	157,301	94

TOTAL ASSETS	1,422,220,937	2,536,984,496	32,517,994

LIABILITIES
Swaptions written, at value (premiums received $0, $0 and $376,960) (Note 2)	—	—	250,560
Payable for securities purchased	13,652,601	19,655,287	—
Payable for delayed delivery securities purchased (Note 2)	—	240,643,173	—
Payable for Fund shares redeemed	3,691,798	2,423,264	1,645,576
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	3,967,312	—
Foreign taxes payable (Note 2)	52,777	—	—
Due to brokers (Note 2)	—	4,390,770	291,439
Management fees payable (Note 6)	582,453	989,769	—
Deferred Trustees’ fees (Note 6)	174,231	289,728	91,771
Administrative fees payable (Note 6)	50,044	81,419	1,156
Payable to distributor (Note 6d)	—	39,290	533
Other accounts payable and accrued expenses	90,514	246,996	57,012

TOTAL LIABILITIES	18,294,418	272,727,008	2,338,047

NET ASSETS	$1,403,926,519	$2,264,257,488	$30,179,947

NET ASSETS CONSIST OF:
Paid-in capital	$1,200,929,111	$2,322,271,430	$32,378,284
Undistributed (Distributions in excess of) net investment income	41,852,156	993,050	(76,402)
Accumulated net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	49,336,968	7,928,932	(1,437,767)
Net unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	111,808,284	(66,935,924)	(684,168)

NET ASSETS	$1,403,926,519	$2,264,257,488	$30,179,947

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,403,926,519	$1,553,640,985	$24,479,742

Shares of beneficial interest	92,243,459	96,308,230	2,369,063

Net asset value, offering and redemption price per share	$15.22	$16.13	$10.33

Retail Class:
Net assets	$—	$682,623,900	$5,700,205

Shares of beneficial interest	—	42,746,916	552,988

Net asset value, offering and redemption price per share	$—	$15.97	$10.31

Class N shares:
Net assets	$—	$27,992,603	$—

Shares of beneficial interest	—	1,735,350	—

Net asset value, offering and redemption price per share	$—	$16.13	$—

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities – continued

September 30, 2014

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$608,688,958	$71,945,319	$564,357,765
Net unrealized appreciation	84,062,095	441,762	41,700,773

Investments at value	692,751,053	72,387,081	606,058,538
Cash	—	48,230	66,563
Foreign currency at value (identified cost $524,745, $0 and $32,777)	510,704	—	32,280
Receivable for Fund shares sold	169	84,286	—
Receivable from investment adviser (Note 6)	—	5,256	—
Receivable for securities sold	—	480,591	—
Dividends and interest receivable	9,403,368	299,657	5,871,389
Tax reclaims receivable	14,830	102	10,848
Receivable for variation margin on futures contracts (Note 2)	—	328	—

TOTAL ASSETS	702,680,124	73,305,531	612,039,618

LIABILITIES
Payable for securities purchased	8,723,000	449,267	—
Payable for Fund shares redeemed	13	—	—
Foreign taxes payable (Note 2)	47,396	—	—
Management fees payable (Note 6)	350,378	—	202,273
Deferred Trustees’ fees (Note 6)	123,149	95,896	132,029
Administrative fees payable (Note 6)	25,086	2,596	21,726
Payable to distributor (Note 6d)	70	71	—
Other accounts payable and accrued expenses	78,258	68,304	76,693

TOTAL LIABILITIES	9,347,350	616,134	432,721

NET ASSETS	$693,332,774	$72,689,397	$611,606,897

NET ASSETS CONSIST OF:
Paid-in capital	$559,747,100	$72,617,726	$564,266,864
Undistributed (Distributions in excess of) net investment income	20,364,504	(68,281)	2,392,730
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	29,274,813	(303,985)	3,317,017
Net unrealized appreciation on investments, futures contracts and foreign currency translations	83,946,357	443,937	41,630,286

NET ASSETS	$693,332,774	$72,689,397	$611,606,897

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$693,332,774	$66,758,659	$611,606,897

Shares of beneficial interest	85,033,597	6,424,967	47,702,454

Net asset value, offering and redemption price per share	$8.15	$10.39	$12.82

Retail Class:
Net assets	$—	$5,930,738	$—

Shares of beneficial interest	—	570,555	—

Net asset value, offering and redemption price per share	$—	$10.39	$—

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended September 30, 2014

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$59,465,097	$66,315,619	$517,866
Dividends	4,563,215	588,690	7,875
Less net foreign taxes withheld	(175,794)	(933)	—

	63,852,518	66,903,376	525,741

Expenses
Management fees (Note 6)	6,543,381	12,931,461	71,227
Distribution fees (Note 6)	—	1,873,753	13,587
Administrative fees (Note 6)	569,206	1,045,726	12,388
Trustees’ fees and expenses (Note 6)	61,694	94,631	30,494
Transfer agent fees and expenses (Notes 6 and 7)	6,003	3,344,561	27,341
Audit and tax services fees	56,242	54,550	45,975
Custodian fees and expenses	113,520	230,475	19,127
Legal fees	11,628	21,416	268
Registration fees	34,524	97,922	38,941
Shareholder reporting expenses	6,486	308,316	3,541
Miscellaneous expenses	39,294	67,336	10,759

Total expenses	7,441,978	20,070,147	273,648
Fee/expense recovery (Note 6)	—	77	—
Less waiver and/or expense reimbursement (Note 6)	—	(337,963)	(146,088)

Net expenses	7,441,978	19,732,261	127,560

Net investment income	56,410,540	47,171,115	398,181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	55,722,056	43,419,199	(1,754,648)
Futures contracts	—	(8,227,101)	(6,529)
Swaptions written	—	—	750,238
Foreign currency transactions	1,655,762	(8,105,869)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(11,389,795)	(44,137,760)	517,315
Futures contracts	—	2,361,079	4,353
Swaptions written	—	—	37,210
Foreign currency translations	(237,021)	6,059,231	—

Net realized and unrealized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	45,751,002	(8,631,221)	(452,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,161,542	$38,539,894	$(53,880)

See accompanying notes to financial statements.

69  |

Statements of Operations – continued

For the Year Ended September 30, 2014

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$37,776,149	$1,744,360	$23,988,293
Dividends	2,908,236	—	1,201,369
Less net foreign taxes withheld	(99,279)	—	(40,598)

	40,585,106	1,744,360	25,149,064

Expenses
Management fees (Note 6)	4,168,971	160,645	2,512,415
Distribution fees (Note 6)	—	14,069	—
Administrative fees (Note 6)	302,329	27,946	273,439
Trustees’ fees and expenses (Note 6)	45,016	31,623	45,537
Transfer agent fees and expenses (Notes 6 and 7)	12,758	16,659	3,840
Audit and tax services fees	52,095	51,499	55,639
Custodian fees and expenses	95,864	24,894	55,354
Legal fees	6,176	560	5,480
Registration fees	30,228	39,750	46,831
Shareholder reporting expenses	4,788	2,581	3,877
Miscellaneous expenses	29,369	11,641	27,111

Total expenses	4,747,594	381,867	3,029,523
Less waiver and/or expense reimbursement (Note 6)	—	(110,767)	—

Net expenses	4,747,594	271,100	3,029,523

Net investment income	35,837,512	1,473,260	22,119,541

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	29,247,223	792,934	23,300,863
Futures contracts	—	4,294	—
Foreign currency transactions	(70,212)	—	5,819
Net change in unrealized appreciation (depreciation) on:
Investments	7,970,675	(98,543)	(12,850,054)
Futures contracts	—	2,175	—
Foreign currency translations	(64,877)	—	(82,761)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	37,082,809	700,860	10,373,867

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,920,321	$2,174,120	$32,493,408

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$56,410,540	$54,718,754	$47,171,115	$48,199,225
Net realized gain on investments, futures contracts and foreign currency transactions	57,377,818	21,645,068	27,086,229	79,002,753
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(11,626,816)	597,222	(35,717,450)	(186,430,429)

Net increase (decrease) in net assets resulting from operations	102,161,542	76,961,044	38,539,894	(59,228,451)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(60,850,003)	(57,791,763)	(50,183,652)	(42,138,367)
Retail Class	—	—	(21,566,153)	(21,452,941)
Class N	—	—	(840,394)	(2,348)
Net realized capital gains
Institutional Class	(16,386,995)	(6,003,633)	(18,256,458)	—
Retail Class	—	—	(8,553,211)	—
Class N	—	—	(275,614)	—

Total distributions	(77,236,998)	(63,795,396)	(99,675,482)	(63,593,656)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	186,974,100	43,927,170	(142,594,707)	(34,119,832)

Net increase (decrease) in net assets	211,898,644	57,092,818	(203,730,295)	(156,941,939)
NET ASSETS
Beginning of the year	1,192,027,875	1,134,935,057	2,467,987,783	2,624,929,722

End of the year	$1,403,926,519	$1,192,027,875	$2,264,257,488	$2,467,987,783

UNDISTRIBUTED NET INVESTMENT INCOME	$41,852,156	$42,333,844	$993,050	$19,874,427

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$398,181	$146,731	$35,837,512	$37,796,364
Net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	(1,010,939)	436,423	29,177,011	37,415,102
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	558,878	(1,998,118)	7,905,798	11,248,369

Net increase (decrease) in net assets resulting from operations	(53,880)	(1,414,964)	72,920,321	86,459,835

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(484,657)	(354,311)	(40,486,475)	(41,311,469)
Retail Class	(122,553)	(63,863)	—	—
Net realized capital gains
Institutional Class	(248,813)	(1,338,406)	(32,983,463)	(2,773,243)
Retail Class	(59,396)	(382,894)	—	—

Total distributions	(915,419)	(2,139,474)	(73,469,938)	(44,084,712)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	9,216,462	(1,452,142)	29,016,447	(30,276,042)

Net increase (decrease) in net assets	8,247,163	(5,006,580)	28,466,830	12,099,081
NET ASSETS
Beginning of the year	21,932,784	26,939,364	664,865,944	652,766,863

End of the year	$30,179,947	$21,932,784	$693,332,774	$664,865,944

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(76,402)	$(69,915)	$20,364,504	$25,962,240

See accompanying notes to financial statements.

|  72

Statements of Changes in Net Assets – continued

	Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$1,473,260	$1,616,041	$22,119,541	$27,934,346
Net realized gain on investments, futures contracts and foreign currency transactions	797,228	96,581	23,306,682	11,367,553
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(96,368)	(2,173,632)	(12,932,815)	(24,136,484)

Net increase (decrease) in net assets resulting from operations	2,174,120	(461,010)	32,493,408	15,165,415

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(1,532,356)	(1,945,605)	(24,657,698)	(30,617,420)
Retail Class	(133,174)	(135,414)	—	—
Net realized capital gains
Institutional Class	(164,823)	(1,149,730)	(7,274,910)	(7,340,667)
Retail Class	(18,111)	(51,657)	—	—

Total distributions	(1,848,464)	(3,282,406)	(31,932,608)	(37,958,087)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	338,480	(2,902,940)	(128,840,145)	71,986,378

Net increase (decrease) in net assets	664,136	(6,646,356)	(128,279,345)	49,193,706
NET ASSETS
Beginning of the year	72,025,261	78,671,617	739,886,242	690,692,536

End of the year	$72,689,397	$72,025,261	$611,606,897	$739,886,242

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(68,281)	$(54,211)	$2,392,730	$280,247

See accompanying notes to financial statements.

73  |

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund — Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$14.97	$14.83	$13.69	$14.12	$12.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.65	0.69	0.72	0.73	0.77
Net realized and unrealized gain (loss)	0.57	0.27	1.31	(0.32)	1.14

Total from Investment Operations	1.22	0.96	2.03	0.41	1.91

LESS DISTRIBUTIONS FROM:
Net investment income	(0.76)	(0.74)	(0.84)	(0.84)	(0.73)
Net realized capital gains	(0.21)	(0.08)	(0.05)	—	—

Total Distributions	(0.97)	(0.82)	(0.89)	(0.84)	(0.73)

Net asset value, end of the period	$15.22	$14.97	$14.83	$13.69	$14.12

Total return	8.51%	6.71%	15.79%	3.01%	15.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,403,927	$1,192,028	$1,134,935	$881,269	$806,138
Net expenses	0.57%	0.57%	0.57%	0.58%	0.58%
Gross expenses	0.57%	0.57%	0.57%	0.58%	0.58%
Net investment income	4.31%	4.64%	5.10%	5.14%	5.83%
Portfolio turnover rate	26%	18%	17%	26%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  74

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund — Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$16.56		$17.36		$16.52	$16.99	$16.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.33		0.44	0.53	0.55
Net realized and unrealized gain (loss)	(0.08)		(0.70)		1.05	(0.28)	0.92

Total from Investment Operations	0.26		(0.37)		1.49	0.25	1.47

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)		(0.43)		(0.65)	(0.72)	(0.57)
Net realized capital gains	(0.18)		—		—	—	—

Total Distributions	(0.69)		(0.43)		(0.65)	(0.72)	(0.57)

Net asset value, end of the period	$16.13		$16.56		$17.36	$16.52	$16.99

Total return	1.57	%(b)	(2.14	)%(b)	9.45%	1.23%	9.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,553,641		$1,669,103		$1,629,719	$1,353,993	$1,285,095
Net expenses	0.75	%(c)	0.75	%(c)	0.72%	0.67%	0.66%
Gross expenses	0.77%		0.78%		0.72%	0.67%	0.66%
Net investment income	2.03%		1.96%		2.64%	3.15%	3.41%
Portfolio turnover rate	143%		185	%(d)	102%	84%	100%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund — Retail Class
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$16.40	$17.20		$16.37	$16.84	$15.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.29		0.40	0.48	0.49
Net realized and unrealized gain (loss)	(0.07)	(0.70)		1.04	(0.28)	0.91

Total from Investment Operations	0.22	(0.41)		1.44	0.20	1.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.39)		(0.61)	(0.67)	(0.52)
Net realized capital gains	(0.18)	—		—	—	—

Total Distributions	(0.65)	(0.39)		(0.61)	(0.67)	(0.52)

Net asset value, end of the period	$15.97	$16.40		$17.20	$16.37	$16.84

Total return	1.35%	(2.39)%		9.20%	0.94%	9.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$682,624	$798,335		$995,211	$978,241	$1,026,809
Net expenses(b)	0.98%	0.98%		0.97%	0.97%	1.00	%(b)
Gross expenses(b)	0.98%	0.98%		0.97%	0.97%	1.00	%(b)
Net investment income(b)	1.80%	1.72%		2.43%	2.84%	3.08%
Portfolio turnover rate	143%	185	%(c)	102%	84%	100%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of 0.01%.
(c)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund — Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$16.56		$17.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.22
Net realized and unrealized gain (loss)	(0.08)		(0.56)

Total from Investment Operations	0.28		(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)		(0.28)
Net realized capital gains	(0.18)		—

Total Distributions	(0.71)		(0.28)

Net asset value, end of the period	$16.13		$16.56

Total return	1.70%		(1.97	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,993		$550
Net expenses	0.63	%(e)	0.70	%(c)(d)
Gross expenses	0.63	%(e)	0.83	%(d)
Net investment income	2.16%		2.01	%(d)
Portfolio turnover rate	143%		185%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund — Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$10.64		$12.18		$11.58		$11.10	$10.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.09		0.11	(b)	0.46	0.31
Net realized and unrealized gain (loss)	(0.16)		(0.74)		0.92		0.55	0.67

Total from Investment Operations	(0.01)		(0.65)		1.03		1.01	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.19)		(0.28)		(0.53)	(0.34)
Net realized capital gains	(0.10)		(0.70)		(0.15)		—	—

Total Distributions	(0.30)		(0.89)		(0.43)		(0.53)	(0.34)

Net asset value, end of the period	$10.33		$10.64		$12.18		$11.58	$11.10

Total return(c)	(0.02)%		(5.70)%		9.01%		9.36%	9.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,480		$18,434		$23,771		$33,880	$13,240
Net expenses(d)	0.40%		0.40%		0.40%		0.40%	0.40%
Gross expenses	0.91%		0.91%		0.85%		1.08%	1.22%
Net investment income	1.41%		0.75	%(b)	0.95	%(b)	4.04%	2.88%
Portfolio turnover rate	206	%(e)	56%		166	%(f)	20%	39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(f)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund — Retail Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011	Period Ended September 30, 2010*
Net asset value, beginning of the period	$10.61		$12.15		$11.56		$11.09	$10.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.14		(0.05)		0.04	(b)	0.35	0.04
Net realized and unrealized gain (loss)	(0.16)		(0.64)		0.96		0.63	0.44

Total from Investment Operations	(0.02)		(0.69)		1.00		0.98	0.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.15)		(0.26)		(0.51)	(0.10)
Net realized capital gains	(0.10)		(0.70)		(0.15)		—	—

Total Distributions	(0.28)		(0.85)		(0.41)		(0.51)	(0.10)

Net asset value, end of the period	$10.31		$10.61		$12.15		$11.56	$11.09

Total return(c)	(0.15)%		(6.04)%		8.71%		9.14%	4.47%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,700		$3,499		$3,169		$1,923	$75
Net expenses(d)	0.65%		0.65%		0.65%		0.65%	0.65	%(e)
Gross expenses	1.19%		1.23%		1.23%		1.31%	2.36	%(e)
Net investment income (loss)	1.36%		(0.44	)%(b)	0.35	%(b)	3.09%	1.12	%(e)
Portfolio turnover rate	206	%(f)	56%		166	%(g)	20%	39%

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(g)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

79  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund — Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$8.24	$7.74	$7.15	$8.08	$7.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.46	0.46	0.50	0.54
Net realized and unrealized gain (loss)	0.43	0.57	0.75	(0.51)	0.66

Total from Investment Operations	0.85	1.03	1.21	(0.01)	1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.50)	(0.45)	(0.59)	(0.52)
Net realized capital gains	(0.42)	(0.03)	(0.17)	(0.33)	(0.00	)(b)

Total Distributions	(0.94)	(0.53)	(0.62)	(0.92)	(0.52)

Net asset value, end of the period	$8.15	$8.24	$7.74	$7.15	$8.08

Total return	11.14%	14.17%	18.37%	(0.43)%	17.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$693,333	$664,866	$652,767	$429,621	$383,693
Net expenses	0.68%	0.68%	0.68%	0.69%	0.71%
Gross expenses	0.68%	0.68%	0.68%	0.69%	0.71%
Net investment income	5.16%	5.76%	6.30%	6.37%	7.08%
Portfolio turnover rate	29%	28%	21%	25%	21%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

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For a share outstanding throughout each period.

	Intermediate Duration Bond Fund — Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$10.33	$10.80	$10.54	$10.57	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.21	0.22	0.30	0.38
Net realized and unrealized gain (loss)	0.12	(0.24)	0.40	0.04	0.66

Total from Investment Operations	0.36	(0.03)	0.62	0.34	1.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.27)	(0.28)	(0.37)	(0.42)
Net realized capital gains	(0.03)	(0.17)	(0.08)	—	—

Total Distributions	(0.30)	(0.44)	(0.36)	(0.37)	(0.42)

Net asset value, end of the period	$10.39	$10.33	$10.80	$10.54	$10.57

Total return(b)	3.60%	(0.30)%	6.06%	3.26%	10.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,759	$66,424	$75,588	$58,471	$36,959
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.57%	0.48%	0.51%	0.57%	0.73%
Net investment income	2.31%	1.97%	2.12%	2.83%	3.75%
Portfolio turnover rate	134%	124%	82%	83%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund — Retail Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2010*
Net asset value, beginning of the period	$10.34	$10.80	$10.55	$10.58	$10.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.18	0.20	0.27	0.09
Net realized and unrealized gain (loss)	0.11	(0.23)	0.39	0.04	0.41

Total from Investment Operations	0.33	(0.05)	0.59	0.31	0.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.24)	(0.26)	(0.34)	(0.13)
Net realized capital gains	(0.03)	(0.17)	(0.08)	—	—

Total Distributions	(0.28)	(0.41)	(0.34)	(0.34)	(0.13)

Net asset value, end of the period	$10.39	$10.34	$10.80	$10.55	$10.58

Total return(b)	3.24%	(0.46)%	5.69%	3.00%	4.89%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,931	$5,601	$3,084	$1,704	$82
Net expenses(c)	0.65%	0.65%	0.65%	0.65%	0.65	%(d)
Gross expenses	0.85%	0.79%	0.84%	0.94%	1.61	%(d)
Net investment income	2.07%	1.71%	1.91%	2.60%	2.66	%(d)
Portfolio turnover rate	134%	124%	82%	83%	43%

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

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For a share outstanding throughout each period.

	Investment Grade Fixed Income Fund — Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.82	$13.21	$12.52	$13.44	$12.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.49	0.56	0.65	0.68
Net realized and unrealized gain (loss)	0.21	(0.21)	0.97	(0.17)	1.07

Total from Investment Operations	0.67	0.28	1.53	0.48	1.75

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.54)	(0.66)	(0.76)	(0.70)
Net realized capital gains	(0.16)	(0.13)	(0.18)	(0.64)	—

Total Distributions	(0.67)	(0.67)	(0.84)	(1.40)	(0.70)

Net asset value, end of the period	$12.82	$12.82	$13.21	$12.52	$13.44

Total return	5.36%	2.14%	12.78%	3.82%	14.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$611,607	$739,886	$690,693	$452,310	$473,199
Net expenses	0.48%	0.47%	0.48%	0.49%	0.48%
Gross expenses	0.48%	0.47%	0.48%	0.49%	0.48%
Net investment income	3.52%	3.72%	4.44%	5.03%	5.29%
Portfolio turnover rate	23%	25%	19%	17%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

83  |

Notes to Financial Statements

September 30, 2014

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares. In addition, Global Bond Fund offers Class N shares.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and, for Global Bond Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on prices obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

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Notes to Financial Statements – continued

September 30, 2014

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

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When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are

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accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds covers their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

For the year ended September 30, 2014, no swap agreements were held by the Funds.

h.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as To Be Announced (TBAs) in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes. The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency transactions, defaulted bond adjustments, paydown gains and losses, premium amortization, trust preferred securities adjustments, capital gain distributions from REIT’s, return of capital distributions received, redemption in-kind, inflation-protected securities and contingent payment debt instruments. Permanent book and tax basis

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differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, defaulted bond interest, trust preferred securities adjustments, return of capital distributions received, contingent payment debt instruments and reversal of bankruptcy income. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 was as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$62,392,026	$14,844,972	$77,236,998	$59,997,496	$3,797,900	$63,795,396
Global Bond Fund	72,590,199	27,085,283	99,675,482	63,593,656	—	63,593,656
Inflation Protected Securities Fund	886,646	28,773	915,419	1,145,195	994,279	2,139,474
Institutional High Income Fund	41,262,649	32,207,289	73,469,938	41,656,073	2,428,639	44,084,712
Intermediate Duration Bond Fund	1,665,695	182,769	1,848,464	2,858,011	424,395	3,282,406
Investment Grade Fixed Income Fund	25,002,629	6,929,979	31,932,608	32,364,411	5,593,676	37,958,087

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$52,796,225	$15,596,760	$15,369	$31,482,550	$27,615	$4,391,386
Undistributed long-term capital gains	46,333,283	10,445,137	—	24,868,534	—	5,482,099

Total undistributed earnings	99,129,508	26,041,897	15,369	56,351,084	27,615	9,873,485

Capital loss carryforward:
Short-term:
No expiration date	—	—	(410,895)	—	(63,908)	—
Long-term:
No expiration date	—	—	(787,258)	—	—	—

Total capital loss carryforward	—	—	(1,198,153)	—	(63,908)	—
Unrealized appreciation (depreciation)	104,773,452	(83,766,112)	(923,782)	78,434,840	203,860	37,623,198

Total accumulated earnings (losses)	$203,902,960	$(57,724,215)	$(2,106,566)	$134,785,924	$167,567	$47,496,683

k.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchase assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the year, if any, are listed in each applicable Funds’ Schedule of Investments.

l.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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m.  Due to/from Brokers. Transactions and positions in certain futures, forward foreign currency contracts, interest rate swaptions and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund and Inflation Protected Securities Fund represent cash or securities received as collateral for forward foreign currency contracts or interest rate swaptions. Due from brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund represent cash pledged as collateral for forward foreign currency contracts or delayed delivery securities. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, none of the Funds had loaned securities under this agreement.

o.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$23,908,339	$11,166,164(b	)	$35,074,503
Finance Companies	685,657	72,405,138	—		73,090,795
Metals & Mining	—	21,141,686	2,649,200(c	)	23,790,886
Retailers	—	10,582,650	1,203,038(c	)	11,785,688
Transportation Services	—	2,300,000	934,527(c	)	3,234,527
All Other Non-Convertible Bonds(a)	—	990,626,621	—		990,626,621

Total Non-Convertible Bonds	685,657	1,120,964,434	15,952,929		1,137,603,020

Convertible Bonds
Wirelines	—	—	3,023(c	)	3,023
All Other Convertible Bonds(a)	—	89,122,998	—		89,122,998

Total Convertible Bonds	—	89,122,998	3,023		89,126,021

Municipals(a)	—	11,395,167	—		11,395,167

Total Bonds and Notes	685,657	1,221,482,599	15,955,952		1,238,124,208

Senior Loans(a)	—	15,960,636	—		15,960,636
Preferred Stocks
Convertible Preferred Stocks
Communications	—	36,744	—		36,744
Energy	8,654,652	732,188	—		9,386,840
REITs –Mortgage	—	703,587	—		703,587
All Other Convertible Preferred Stocks(a)	13,890,942	—	—		13,890,942

Total Convertible Preferred Stocks	22,545,594	1,472,519	—		24,018,113

Non-Convertible Preferred Stocks
Electric	424,970	281,674	—		706,644
Government Sponsored	—	3,113,438	—		3,113,438
All Other Non-Convertible Preferred Stocks(a)	4,469,291	—	—		4,469,291

Total Non-Convertible Preferred Stocks	4,894,261	3,395,112	—		8,289,373

Total Preferred Stocks	27,439,855	4,867,631	—		32,307,486

Common Stocks(a)	74,795,036	—	—		74,795,036
Short-Term Investments	—	44,470,165	—		44,470,165

Total	$102,920,548	$1,286,781,031	$15,955,952		$1,405,657,531

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

Preferred stocks valued at $2,728,942 were transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$52,732,468	$4,732,900(b	)	$57,465,368
Cayman Islands	—	2,815,000	1,441,270(b	)	4,256,270
United States	—	596,711,765	58,041,992(b	)	654,753,757
All Other Non-Convertible Bonds(a)	—	1,475,801,235	—		1,475,801,235

Total Non-Convertible Bonds	—	2,128,060,468	64,216,162		2,192,276,630

Convertible Bonds(a)	—	962,395	—		962,395

Total Bonds and Notes	—	2,129,022,863	64,216,162		2,193,239,025

Preferred Stocks(a)	12,926,876	—	—		12,926,876

Short-Term Investments	—	116,031,336	—		116,031,336

Total Investments	12,926,876	2,245,054,199	64,216,162		2,322,197,237

Forward Foreign Currency Contracts (unrealized appreciation)	—	7,633,872	—		7,633,872
Futures Contracts (unrealized appreciation)	1,567,099	—	—		1,567,099

Total	$14,493,975	$2,252,688,071	$64,216,162		$2,331,398,208

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,967,312)	$—	$(3,967,312)
Futures Contracts (unrealized depreciation)	(401,716)	—	—	(401,716)

Total	$(401,716)	$(3,967,312)	$—	$(4,369,028)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$30,327,790	$—	$30,327,790
Preferred Stocks(a)	123,669	—	—	123,669
Purchased Swaptions(a)	—	465,041	—	465,041
Short-Term Investments	—	1,241,339	—	1,241,339

Total Investments	123,669	32,034,170	—	32,157,839

Futures Contracts (unrealized appreciation)	621	—	—	621

Total	$124,290	$32,034,170	$—	$32,158,460

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(250,560)	$—	$(250,560)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

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Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$12,440,001	$11,705,083(b	)	$24,145,084
Metals & Mining	—	21,386,553	4,221,700(c	)	25,608,253
Retailers	—	10,692,000	1,836,274(c	)	12,528,274
Transportation Services	—	6,756,850	1,696,418(c	)	8,453,268
All Other Non-Convertible Bonds(a)	—	425,497,094	—		425,497,094

Total Non-Convertible Bonds	—	476,772,498	19,459,475		496,231,973

Convertible Bonds
Wirelines	—	—	2,529(c	)	2,529
All Other Convertible Bonds(a)	—	71,872,814	—		71,872,814

Total Convertible Bonds	—	71,872,814	2,529		71,875,343

Municipals(a)	—	707,276	—		707,276

Total Bonds and Notes	—	549,352,588	19,462,004		568,814,592

Loan Participations(a)	—	—	755,145(b	)	755,145
Senior Loans(a)	—	14,936,907	—		14,936,907
Common Stocks(a)	75,460,683	—	—		75,460,683
Preferred Stocks
Convertible Preferred Stocks
Communications	—	9,138	—		9,138
Energy	3,983,393	210,781	—		4,194,174
All Other Convertible Preferred Stocks(a)	5,780,689	—	—		5,780,689

Total Convertible Preferred Stocks	9,764,082	219,919	—		9,984,001

Non-Convertible Preferred Stocks(a)	7,345,660	—	—		7,345,660

Total Preferred Stocks	17,109,742	219,919	—		17,329,661

Warrants(d)	—	—	—		—
Short-Term Investments	—	15,454,065	—		15,454,065

Total	$92,570,425	$579,963,479	$20,217,149		$692,751,053

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices

(c) Fair valued by the Fund’s adviser.

(d) Fair valued at zero using level 2 inputs.

A preferred stock valued at $209,594 was transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

|  92

Notes to Financial Statements – continued

September 30, 2014

The significant unobservable inputs used for those securities fair valued by the investment adviser and categorized in Level 3 as of September 30, 2014, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
Non-Convertible Bonds
Metals & Mining	Discounted Cash Flows	Discount Rate[1]	10%	$4,221,700
Retailers	Option Adjusted Spread Model	Option Adjusted Spread[2]	473.90	1,836,274
Transportation Services	Discounted Cash Flows	Discount Rate[3]	7.02% - 11.50%	1,696,418
Convertible Bonds
Wirelines	Market Conversion Price	Parity Discount Rate[4]	2.7%	2,529

Total				$7,756,921

1 Securities are valued using a discounted cash flow model. The significant unobservable input used in the fair value measurement is the discount rate, which is based on the investment adviser’s assumptions about liquidity and the outcome of the bond’s restructuring plan, among other considerations. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

2 Security is valued using an option adjusted spread model. The significant unobservable input used in the fair value measurement is the option adjusted spread, which is based on a market comparable company. A significant change in the option adjusted spread could have a material effect on the fair value measurement. There is an inverse relationship between the option adjusted spread and the fair value measurement, meaning a significant increase in the option adjusted spread would result in a lower fair value measurement, and vice versa.

3 Securities are valued using a discounted cash flow model. The significant unobservable input used in the fair value measurement is the discount rate, which is based on the investment adviser’s assumptions about the prepayment rate, credit quality, and liquidity, among other considerations. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

4 Security is valued at parity value, discounted to reflect the small size and complexity of the issue. The significant unobservable input used in the fair value measurement is the discount rate. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$5,792,282	$781,677(b	)	$6,573,959
ABS Home Equity	—	547,626	59,427(c	)	607,053
ABS Other	—	1,748,699	1,118,344(b	)	2,867,043
Airlines	—	—	139,910(b	)	139,910
All Other Non-Convertible Bonds(a)	—	61,856,292	—		61,856,292

Total Non-Convertible Bonds	—	69,944,899	2,099,358		72,044,257

Municipals(a)	—	307,833	—		307,833

Total Bonds and Notes	—	70,252,732	2,099,358		72,352,090

Short-Term Investments	—	34,991	—		34,991

Total Investments	—	70,287,723	2,099,358		72,387,081

Futures Contracts (unrealized appreciation)	2,175	—	—		2,175

Total	$2,175	$70,287,723	$2,099,358		$72,389,256

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

93  |

Notes to Financial Statements – continued

September 30, 2014

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$81,101	(c)	$81,101
ABS Other	—	5,511,216	4,147,971	(b)	9,659,187
Airlines	—	9,141,013	12,747,321	(b)	21,888,334
Transportation Services	—	975,554	744,448	(c)	1,720,002
All Other Non-Convertible Bonds(a)	—	489,426,653	—		489,426,653

Total Non-Convertible Bonds	—	505,054,436	17,720,841		522,775,277

Convertible Bonds(a)	—	21,216,723	—		21,216,723
Municipals(a)	—	4,999,608	—		4,999,608

Total Bonds and Notes	—	531,270,767	17,720,841		548,991,608

Senior Loans(a)	—	2,931,404	—		2,931,404
Common Stocks(a)	22,132,882	—	—		22,132,882
Preferred Stocks
Non-Convertible Preferred Stocks
Government Sponsored	—	3,113,438	—		3,113,438
All Other Non-Convertible Preferred Stocks(a)	346,672	—	—		346,672

Total Non-Convertible Preferred Stocks	346,672	3,113,438	—		3,460,110

Convertible Preferred Stocks(a)	3,280,734	—	—		3,280,734

Total Preferred Stocks	3,627,406	3,113,438	—		6,740,844

Short-Term Investments	—	25,261,800	—		25,261,800

Total	$25,760,288	$562,577,409	$17,720,841		$606,058,538

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Airlines	$13,615,350	$—	$7,481	$587,034	$—	$(3,583,595)	$539,894	$—	$11,166,164	$550,280
Metals & Mining	—	109,437	(913,938)	371,476	—	(2,369,600)	5,451,825	—	2,649,200	371,476
Retailers	1,207,792	5,974	—	(10,728)	—	—	—	—	1,203,038	(10,727)
Transportation Services	1,201,346	—	74,712	(74,301)	—	(267,230)	—	—	934,527	5,131
Convertible Bonds
Wirelines	23,130	—	(2,091)	7,367	—	(25,383)	—	—	3,023	85

Total	$16,047,618	$115,411	$(833,836)	$880,848	$—	$(6,245,808)	$5,991,719	$—	$15,955,952	$916,245

|  94

Notes to Financial Statements – continued

September 30, 2014

Debt securities valued at $539,894 were transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $5,451,825 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Australia	$11,404,460	$—	$36,069	$(72,567)	$—	$(6,635,062)	$—	$—	$4,732,900	$(31,960)
Canada	12,065,180	—	—	—	—	—	—	(12,065,180)	—	—
Cayman Islands	6,377,211	—	22,021	42,539	—	(5,000,501)	—	—	1,441,270	14,555
United States	56,875,089	17,737	1,379,315	479,522	17,065,355	(17,775,026)	—	—	58,041,992	1,421,309

Total	$86,721,940	$17,737	$1,437,405	$449,494	$17,065,355	$(29,410,589)	$—	$(12,065,180)	$64,216,162	$1,403,904

Debt securities valued at $12,065,180 were transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Airlines	$13,927,958	$2,140	$8,587	$112,147	$—	$(2,345,749)	$—	$—	$11,705,083	$219,212
Metals & Mining	—	194,615	(1,477,924)	594,084	—	(3,771,175)	8,682,100	—	4,221,700	594,084
Retailers	1,843,529	16,094	—	(23,349)	—	—	—	—	1,836,274	(23,349)
Transportation Services	1,883,685	—	45,890	(47,771)	—	(185,386)	—	—	1,696,418	919
Convertible Bonds
Wirelines	26,720	—	(2,604)	8,822	—	(30,409)	—	—	2,529	71
Loan Participations
ABS Other	—	—	(212)	2,800	780,813	(28,256)	—	—	755,145	2,800

Total	$17,681,892	$212,849	$(1,426,263)	$646,733	$780,813	$(6,360,975)	$8,682,100	$—	$20,217,149	$793,737

95  |

Notes to Financial Statements – continued

September 30, 2014

A debt security valued at $8,682,100 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$446,125	$—	$1	$2,506	$344,937	$(11,892)	$—	$—	$781,677	$2,494
ABS Home Equity	—	—	(74)	1,356	—	(15,734)	73,879	—	59,427	1,356
ABS Other	423,550	—	1	17,049	679,885	(2,141)	—	—	1,118,344	17,049
ABS Student Loan	356,725	—	—	(1,103)	—	(355,622)	—	—	—	—
Airlines	161,731	—	(860)	(1,269)	—	(19,692)	—	—	139,910	1,047
Collateralized Mortgage Obligations	1,231,636	—	9,192	(4,847)	—	(951,820)	—	(284,161)	—	—

Total	$2,619,767	$—	$8,260	$13,692	$1,024,822	$(1,356,901)	$73,879	$(284,161)	$2,099,358	$21,946

A debt security valued at $73,879 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $284,161 was transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(1,214)	$5,250	$—	$(68,104)	$145,169	$—	$81,101	$5,250
ABS Other	1,682,226	—	28,975	5,304	4,106,057	(1,674,591)	—	—	4,147,971	31,756
Airlines	26,806,762	1,663	525,147	(321,945)	—	(14,585,087)	320,781	—	12,747,321	210,429
Transportation Services	1,210,793	—	4,441	(8,021)	—	(462,765)	—	—	744,448	—

Total	$29,699,781	$1,663	$557,349	$(319,412)	$4,106,057	$(16,790,547)	$465,950	$—	$17,720,841	$247,435

A debt security valued at $145,169 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

|  96

Notes to Financial Statements – continued

September 30, 2014

Debt securities valued at $320,781 were transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Bond Fund used during the period include forward foreign currency contracts and futures contracts. Derivative instruments that Inflation Protected Securities Fund used during the period include futures contracts and swaptions. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

Inflation Protected Securities Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended September 30, 2014, the Fund engaged in interest rate swaptions for this purpose.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2014, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the year ended September 30, 2014, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund used futures contracts and Inflation Protected Securities Fund used interest rate swaptions to manage duration, Intermediate Duration Bond Fund used futures contracts and Inflation Protected Securities Fund used interest rate swaptions to hedge against changes in interest rates.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$7,633,872	$—	$7,633,872
Exchange traded/cleared asset derivatives
Interest rate contracts	—	1,567,099	1,567,099

Total asset derivatives	$7,633,872	$1,567,099	$9,200,971

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(3,967,312)	$—	$(3,967,312)
Exchange traded/cleared liability derivatives
Interest rate contracts	—	(401,716)	(401,716)

Total liability derivatives	$(3,967,312)	$(401,716)	$(4,369,028)

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

97  |

Notes to Financial Statements – continued

September 30, 2014

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2014, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(8,227,101)	$—
Foreign exchange contracts	—	3,030,697

Total	$(8,227,101)	$3,030,697

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$2,361,079	$—
Foreign exchange contracts	—	8,352,715

Total	$2,361,079	$8,352,715

2  Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not included other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on futures contracts[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$465,041	$—	$465,041
Exchange traded/cleared asset derivatives
Interest rate contracts	—	621	621

Total asset derivatives	$465,041	$621	$465,662

Liabilities	Swaptions written, at value	Unrealized depreciation on futures contracts[2]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(250,560)	$—	$(250,560)

1  Represents purchased swaptions, at value.

2  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2014, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Swaptions written
Interest rate contracts	$(1,046,296)	$(6,529)	$750,238

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Swaptions written
Interest rate contracts	$(57,680)	$4,353	$37,210

3  Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.

|  98

Notes to Financial Statements – continued

September 30, 2014

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange traded/cleared asset derivatives
Interest rate contracts	$2,175

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2014, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures Contracts
Interest rate contracts	$4,294

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts
Interest rate contracts	$2,175

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions, at absolute value, was as follows for the year ended September 30, 2014:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	27.03%	7.67%
Highest Notional Amount Outstanding	39.63%	11.47%
Lowest Notional Amount Outstanding	16.57%	4.77%
Notional Amount Outstanding as of September 30, 2014	27.70%	11.47%

Inflation Protected Securities Fund		Futures
Average Notional Amount Outstanding		1.01%
Highest Notional Amount Outstanding		1.64%
Lowest Notional Amount Outstanding		0.68%
Notional Amount Outstanding as of September 30, 2014		0.78%

Intermediate Duration Bond Fund		Futures
Average Notional Amount Outstanding		1.94%
Highest Notional Amount Outstanding		3.98%
Lowest Notional Amount Outstanding		1.12%
Notional Amount Outstanding as of September 30, 2014		1.14%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

99  |

Notes to Financial Statements – continued

September 30, 2014

The volume of interest rate swaption activity, as a percentage of net assets, for Inflation Protected Securities Fund, based on average premiums paid or received during the period, including long and short positions, at absolute value, was as follows for the year ended September 30, 2014:

Inflation Protected Securities Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.08%	2.43%	0.52%	3.81%
Highest Premium Paid/Received	0.21%	3.95%	1.13%	6.04%
Lowest Premium Paid/Received	0.00%	1.08%	0.12%	1.84%
Premium Paid/Received as of September 30, 2014	0.00%	1.25%	0.14%	2.12%

The following is a summary of Inflation Protected Securities Fund’s written interest rate swaption activity:

	Notional Amount	Premiums
Outstanding at September 30, 2013	$56,750,000	$927,461
Swaptions written	16,000,000	376,960
Swaptions expired	(29,250,000)	(47,461)
Swaptions terminated in closing purchase transactions	(27,500,000)	(880,000)

Outstanding at September 30, 2014	$16,000,000	$376,960

Over-the-counter derivatives, including forward foreign currency contracts and interest rate swaptions, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2014, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$2,808,735	$—	$2,808,735	$(2,467,033)	$341,702
Barclays Bank PLC	2,887,713	(1,452,062)	1,435,651	(1,435,651)	—
Credit Suisse International	1,641,628	(1,641,628)	—	—	—
UBS AG	295,796	—	295,796	(270,000)	25,796

	$7,633,872	$(3,093,690)	$4,540,182	$(4,172,684)	$367,498

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(1,452,062)	$1,452,062	$—	$—	$—
Credit Suisse International	(2,189,534)	1,641,628	(547,906)	547,906	—
JP Morgan Chase Bank, N.A.	(325,716)	—	(325,716)	30,000	(295,716)

	$(3,967,312)	$3,093,690	$(873,622)	$577,906	$(295,716)

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Inflation Protected Securities Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$459,776	$(250,560)	$209,216	$(209,216)	$—
Goldman Sachs International	5,265	—	5,265	—	5,265

	$465,041	$(250,560)	$214,481	$(209,216)	$5,265

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(250,560)	$250,560	$—	$—	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$13,273,334	$5,429,054
Inflation Protected Securities Fund	470,135	10,359
Intermediate Duration Bond Fund	10,326	10,326

These amounts include cash and U.S. government and agency securities received as collateral for Global Bond Fund and Inflation Protected Securities Fund of $4,390,770 and $291,439, respectively. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statement of Assets and Liabilities.

5.  Purchases and Sales of Securities. For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$164,838,045	$55,370,575	$329,439,816	$275,685,268
Global Bond Fund	1,923,626,758	1,940,561,070	1,403,639,715	1,560,984,424
Inflation Protected Securities Fund	65,636,134	55,808,724	—	871,014
Institutional High Income Fund	39,930,724	17,003,951	159,810,021	176,272,246
Intermediate Duration Bond Fund	30,147,619	22,563,045	55,791,243	62,604,392
Investment Grade Fixed Income Fund	58,330,219	61,809,773	81,932,818	215,047,655

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September 30, 2014

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2014, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	0.70%
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Bond Fund	0.40%	0.65%	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual reporting expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$6,543,381	$—	$6,543,381	0.50%	0.50%
Global Bond Fund	12,931,461	—	12,931,461	0.54%	0.54%
Inflation Protected Securities Fund	71,227	71,227	—	0.25%	—
Institutional High Income Fund	4,168,971	—	4,168,971	0.60%	0.60%
Intermediate Duration Bond Fund	160,645	97,737	62,908	0.25%	0.10%
Investment Grade Fixed Income Fund	2,512,415	—	2,512,415	0.40%	0.40%

1 Management fee waivers are subject to possible recovery until September 30, 2015.

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September 30, 2014

For the year ended September 30, 2014, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$337,963	$—	$—	$337,963
Inflation Protected Securities Fund	10,780	4,681	—	15,461
Intermediate Duration Bond Fund	10,491	2,539	—	13,030

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $59,400 for the year ended September 30, 20142.

2 Expense reimbursements are subject to possible recovery until September 30, 2015.

For the year ended September 30, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$—	$—	$77	$77

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2014, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$1,873,753
Inflation Protected Securities Fund	13,587
Intermediate Duration Bond Fund	14,069

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$569,206
Global Bond Fund	1,045,726
Inflation Protected Securities Fund	12,388
Institutional High Income Fund	302,329
Intermediate Duration Bond Fund	27,946
Investment Grade Fixed Income Fund	273,439

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Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$3,240,913
Inflation Protected Securities Fund	15,754
Institutional High Income Fund	5,848
Intermediate Duration Bond Fund	11,798

As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$39,290
Inflation Protected Securities Fund	533
Institutional High Income Fund	70
Intermediate Duration Bond Fund	71

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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f.  Affiliated Ownership. As of September 30, 2014, Loomis Sayles owned shares equating to 10.57% of Inflation Protected Securities Fund’s net assets and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Global Bond Fund	0.31%
Inflation Protected Securities Fund	11.06%
Institutional High Income Fund	2.25%
Intermediate Duration Bond Fund	1.39%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2014, Global Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$2,482,208	$861,096	$1,257

Effective July 1, 2014, transfer agent fees and expenses attributable to each Fund’s Institutional Class and Retail Class (where applicable) are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N. Prior to July 1, 2014, transfer agent fees and expenses attributable to each Fund’s Institutional Class and Retail Class (where applicable) were allocated to each individual class.

For the period from October 1, 2013 to June 30, 2014, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class
Fixed Income Fund	$6,003	$—
Inflation Protected Securities Fund	19,822	7,519
Institutional High Income Fund	12,758	—
Intermediate Duration Bond Fund	13,855	2,804
Investment Grade Fixed Income Fund	3,840	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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10.  Concentration of Ownership. From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Fixed Income Fund	1	10.17%	—	10.17%
Global Bond Fund	1	19.74%	0.31%	20.05%
Inflation Protected Securities Fund	2	27.68%	21.63%	49.31%
Institutional High Income Fund	2	10.92%	2.25%	13.17%
Intermediate Duration Bond Fund	2	60.26%	1.39%	61.65%
Investment Grade Fixed Income Fund	2	17.50%	—	17.50%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,542,143	$203,486,653	7,793,448	$115,417,055
Issued in connection with the reinvestment of distributions	4,836,625	69,502,301	3,830,465	55,120,396
Redeemed	(5,741,280)	(86,014,854)	(8,556,746)	(126,610,281)

Increase (decrease) from capital share transactions	12,637,488	$186,974,100	3,067,167	$43,927,170

	Global Bond Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013*

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	28,470,995	$469,084,941	29,980,755	$506,038,762
Issued in connection with the reinvestment of distributions	3,952,327	64,709,440	2,318,195	39,149,374
Redeemed	(36,904,022)	(607,710,223)	(25,363,144)	(427,850,863)

Net change	(4,480,700)	$(73,915,842)	6,935,806	$117,337,273

Retail Class
Issued from the sale of shares	8,025,824	$130,990,189	10,541,403	$177,527,003
Issued in connection with the reinvestment of distributions	1,794,786	29,125,927	1,244,508	20,851,668
Redeemed	(15,756,142)	(257,145,220)	(20,970,307)	(350,378,229)

Net change	(5,935,532)	$(97,029,104)	(9,184,396)	$(151,999,558)

Class N
Issued from the sale of shares	1,642,066	$27,366,378	33,093	$540,632
Issued in connection with the reinvestment of distributions	68,098	1,115,779	143	2,348
Redeemed	(8,018)	(131,918)	(32)	(527)

Net change	1,702,146	$28,350,239	33,204	$542,453

Increase (decrease) from capital share transactions	(8,714,086)	$(142,594,707)	(2,215,386)	$(34,119,832)

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

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Notes to Financial Statements – continued

September 30, 2014

11.  Capital Shares – continued.

	Inflation Protected Securities Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,681,575	$17,779,993	293,043	$3,340,935
Issued in connection with the reinvestment of distributions	66,998	700,104	136,401	1,551,046
Redeemed	(1,112,571)	(11,663,258)	(647,272)	(7,283,676)

Net change	636,002	$6,816,839	(217,828)	$(2,391,695)

Retail Class
Issued from the sale of shares	958,277	$10,135,744	787,185	$9,150,694
Issued in connection with the reinvestment of distributions	17,365	181,273	39,154	446,573
Redeemed	(752,366)	(7,917,394)	(757,472)	(8,657,714)

Net change	223,276	$2,399,623	68,867	$939,553

Increase (decrease) from capital share transactions	859,278	$9,216,462	(148,961)	$(1,452,142)

	Institutional High Income Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,926,451	$47,686,765	9,963,018	$79,267,523
Issued in connection with the reinvestment of distributions	8,609,527	65,260,217	5,224,542	38,766,101
Redeemed	(10,197,322)	(83,930,535)	(18,800,057)	(148,309,666)

Increase (decrease) from capital share transactions	4,338,656	$29,016,447	(3,612,497)	$(30,276,042)

	Intermediate Duration Bond Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,269,087	$23,629,929	2,609,734	$27,540,780
Issued in connection with the reinvestment of distributions	156,747	1,628,552	284,910	3,004,817
Redeemed	(2,430,506)	(25,220,590)	(3,466,343)	(36,223,257)

Net change	(4,672)	$37,891	(571,699)	$(5,677,660)

Retail Class
Issued from the sale of shares	122,725	$1,277,681	559,151	$5,926,282
Issued in connection with the reinvestment of distributions	14,298	148,529	16,523	173,835
Redeemed	(108,378)	(1,125,621)	(319,300)	(3,325,397)

Net change	28,645	$300,589	256,374	$2,774,720

Increase (decrease) from capital share transactions	23,973	$338,480	(315,325)	$(2,902,940)

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Notes to Financial Statements – continued

September 30, 2014

11.  Capital Shares – continued.

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,871,186	$140,397,132	11,810,449	$156,021,983
Issued in connection with the reinvestment of distributions	2,200,825	28,241,127	2,601,118	34,040,474
Redeemed	(9,120,934)	(117,821,750)	(8,978,611)	(118,076,079)
Redeemed in-kind (Note 12)	(13,970,191)	(179,656,654)	—	—

Increase (decrease) from capital share transactions	(10,019,114)	$(128,840,145)	5,432,956	$71,986,378

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Investment Grade Fixed Income Fund realized a gain of $13,011,328 on redemptions in-kind during the year ended September 30, 2014. This amount is included in realized gain (loss) on the Statements of Operations.

|  108

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income Fund	4.19%
Global Bond Fund	0.68%
Inflation Protected Securities Fund	1.26%
Institutional High Income Fund	4.86%
Investment Grade Fixed Income Fund	2.94%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Fixed Income Fund	$14,844,972
Global Bond Fund	27,085,283
Inflation Protected Securities Fund	28,773
Institutional High Income Fund	32,207,289
Intermediate Duration Bond Fund	182,769
Investment Grade Fixed Income Fund	6,929,979

Qualified Dividend Income. For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income Fund
Global Bond Fund
Inflation Protected Securities Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer of since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2014

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	25
Notes to Financial Statements	29

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIOX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

High current income, with a secondary objective of capital appreciation.

Market Conditions

Early in the reporting period, U.S. yields increased due to strong payroll data but then generally declined for the remainder of the period. In addition, the U.S. Federal Reserve (the Fed) announced it would begin tapering its monthly bond-buying program, known as quantitative easing (QE), in January 2014. The program is set to conclude in October 2014. Meanwhile, the European Central Bank considered launching QE programs, as euro zone inflation headed toward zero. Japan remained in the midst of a QE program, and many investors expected the Bank of England would be the first central bank to raise rates in 2015.

Although volatility remained consistently low for most of the period, the market experienced less stability as the reporting period drew to a close. High-yield securities generally performed well in the low volatility market, but investors responded to heightened volatility by moving out of securities with low credit quality and into investment-grade positions, especially in Europe.

The U.S. dollar rally, which had the currency sitting at a four-year high at the end of the reporting period, hampered foreign currency performance. In addition, concerns about slower growth in China, and resulting lower demand for commodities, hurt the New Zealand and Australian dollars. Additionally, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff during the third quarter. The euro also weakened, particularly during the Scottish independence campaign. In general, U.S. Treasuries benefited from the dollar’s strength.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles High Income Opportunities Fund returned 10.01%. The Fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.20% for the period.

Explanation of Fund Performance

Security selection within the investment-grade, high-yield, convertible and securitized segments generally accounted for the Fund’s outperformance relative to its benchmark. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also aided relative results.

Investment-grade and high-yield securities in the industrial and financial sectors were among the leading contributors to relative performance. Specifically, securities in the communications, consumer non-cyclical, technology and consumer cyclical industries dominated returns. In addition, out-of-benchmark holdings in convertible securities, including selections within the technology, consumer cyclical and basic industry sectors, were strong contributors to Fund performance. Out-of-benchmark positions in securitized investments also aided results.

By contrast, out-of-benchmark positions in common stock weighed on performance. Consumer cyclical securities, specifically those in the automotive industry, were the main detractors. Additionally, positions in U.S. Treasuries detracted from Fund performance primarily due to yield-curve positioning. A small position in asset-backed securities (ABS) weighed on relative performance, but favorable performance among residential and commercial mortgage backed securities more than offset the underperformance from ABS.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

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Cumulative Performance — September 30, 2004 through September 30, 2014

Average Annual Total Returns — September 30, 2014

	1 Year	5 Years	10 Years

Institutional Class (Inception 4/12/04)	10.01%	11.63%	8.81%
Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index(a)	7.20	10.57	8.33

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 5 for a description of the index.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbols
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA®
Clifton V. Rowe, CFA®

Objective

High level of current income consistent with capital preservation.

Market Conditions

Weaker-than-expected U.S. growth, geopolitical concerns in Russia/Ukraine and Syria and central bank actions, including the U.S. Federal Reserve’s (the Fed’s) tapering of its monthly bond-buying program, known as quantitative easing (QE), and the European Central Bank’s easing of monetary policy remained in the spotlight during the period. The yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened during the period, as rates on short- and intermediate-maturity securities increased and rates on long-maturity securities declined. Spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) compressed across most market sectors, including corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Securitized Asset Fund returned 5.25%. The Fund outperformed its benchmark, the Barclays U.S. Securitized Bond Index, which returned 3.70%.

Explanation of Fund Performance

Overall, security selection and yield-curve positioning drove the Fund’s relative outperformance during the period.

As the real estate market rebounded and home prices headed upward, the Fund’s holdings in non-agency residential mortgage-backed securities (RMBS) advanced, posting the largest gains and contributing to relative outperformance for the 12-month period. Agency collateralized mortgage obligations (CMOs) also contributed strongly to the Fund’s results. Agency CMOs significantly outperformed duration-matched Treasuries (Treasuries with similar price sensitivity to interest rate changes), as investors generally favored riskier securities during most of the period. In addition, the Fund’s overall duration, which remained slightly shorter than the benchmark’s, contributed favorably to relative performance. Further, the Fund utilized mortgage “to be announced” securities (TBAs) to gain agency mortgage backed securities (MBS) exposure and U.S. Treasury futures to manage duration. Both TBAs and U.S. Treasury futures behaved as expected and aided results.

In general, sector allocation had a negative effect on relative performance. In particular, a large overweight position in ABS weighed on performance, although security selection among ABS helped weather losses. In addition, despite posting a positive return, the fund’s allocation to MBS detracted from relative performance, mainly due to security selection. The fund’s underweight position in agency MBS also dragged down relative performance, given agency MBS outperformed duration-matched Treasuries, which composed nearly all of the benchmark. Similar to ABS, an overweight position to CMBS detracted from relative performance, but positive security selection lessened the impact.

Outlook

For agency MBS, Fed buying should absorb most of the net supply for the fourth quarter, and net negative supply should support spreads. However, spreads are narrow on a historical basis, and therefore we would tend to favor an underweight in the sector for the long term. Within the commercial real estate segment, top-tier assets and markets generally have recovered and ended the period at or above prior peak levels. We believe the CMBS sector remains attractive in the investment-grade area. Elsewhere, we believe senior AAA-rated ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying subordinated bonds and bonds that have subsequently been reissued with the same maturities (“off-the-run”), as we believe the credit risk impact on the price of these bonds creates attractive opportunities for additional yield.

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Cumulative Performance — March 2, 2006 (Inception) through September 30, 2014

Average Annual Total Returns — September 30, 2014

	1 Year	5 Years	Life of Fund

Institutional Class (Inception 3/2/06)	5.25%	7.14%	6.66%
Comparative Performance
Barclays U.S. Securitized Bond Index(a)	3.70	3.83	4.92

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year are cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 5 for a description of the index.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,021.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,027.60	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

7  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that each Fund’s advisory fee, of 0%, was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  8

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.1% of Net Assets

Non-Convertible Bonds – 76.5%

	ABS Home Equity – 4.9%
$87,873	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.832%, 9/25/2045(b)	$84,933
175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	175,104
135,946	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	139,477
87,670	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	90,330
426,457	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.000%, 10/25/2034	440,762
104,622	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	107,328
47,482	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 12A3, 2.822%, 11/25/2034(b)	47,127
45,630	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.612%, 5/25/2035(b)	45,153
250,801	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	251,141
125,484	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.365%, 5/25/2035(b)	107,524
62,289	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 2A2, 5.500%, 4/25/2036	57,658
80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	78,528
160,991	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	150,909
24,596	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	25,386
145,863	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.738%, 6/19/2035(b)	146,080
126,444	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 2.959%, 7/19/2035(b)	118,617
101,766	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.731%, 12/25/2034(b)	101,591
214,799	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.682%, 9/25/2035(b)	216,945
150,494	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.795%, 7/25/2045(b)	141,603

	ABS Home Equity – continued
$152,390	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.655%, 1/25/2036(b)(c)	$110,184
226,307	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.315%, 1/25/2047(b)	172,346
111,700	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	114,888
133,438	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	140,424
148,344	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.176%, 9/25/2046(b)	138,747
262,374	Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A, 1.075%, 8/25/2046(b)	180,834

		3,383,619

	ABS Other – 0.1%
86,084	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	92,690

	Aerospace & Defense – 1.2%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	189,000
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	418,000
265,000	TransDigm, Inc., 6.000%, 7/15/2022, 144A	261,687

		868,687

	Airlines – 1.5%
157,260	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	183,208
410,018	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	478,696
246,570	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	274,926
99,403	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	100,204

		1,037,034

	Automotive – 1.2%
365,000	General Motors Co., 4.875%, 10/02/2023	385,987
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	337,600
40,000	Lear Corp., 5.375%, 3/15/2024	40,200
70,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	69,825

		833,612

	Banking – 0.9%
60,000	Ally Financial, Inc., 7.500%, 9/15/2020	69,150
405,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	418,161

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$145,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	$152,009

		639,320

	Brokerage – 1.3%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	197,000
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	147,365
515,000	Jefferies Group LLC, 6.450%, 6/08/2027	577,016

		921,381

	Building Materials – 1.9%
365,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	354,050
320,000	Builders FirstSource, Inc., 7.625%, 6/01/2021, 144A	325,600
155,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	168,175
168,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	170,520
15,000	Masco Corp., 7.750%, 8/01/2029	17,187
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	188,000
110,000	USG Corp., 5.875%, 11/01/2021, 144A	112,200
15,000	USG Corp., 9.750%, 1/15/2018	17,400

		1,353,132

	Cable Satellite – 3.1%
255,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	244,800
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	68,513
230,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 9/01/2023	228,850
80,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	79,600
380,000	DISH DBS Corp., 5.125%, 5/01/2020	379,050
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018	51,375
335,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	341,281
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	239,775
315,000	Numericable Group S.A., 6.000%, 5/15/2022, 144A	317,362
200,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	199,000

		2,149,606

	Chemicals – 2.6%
150,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	160,875
200,000	Braskem Finance Ltd., 6.450%, 2/03/2024	208,000
200,000	Eagle Spinco, Inc., 4.625%, 2/15/2021	192,000
675,000	Hercules, Inc., 6.500%, 6/30/2029	600,750
15,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	14,287

	Chemicals – continued
$200,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	$206,000
195,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/01/2020	214,500
190,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	201,875

		1,798,287

	Construction Machinery – 0.4%
255,000	United Rentals North America, Inc., 6.125%, 6/15/2023	262,013

	Consumer Cyclical Services – 0.9%
209,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	217,360
220,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	222,200
146,000	ServiceMaster Co. (The), 8.000%, 2/15/2020	154,395

		593,955

	Diversified Manufacturing – 0.1%
75,000	Entegris, Inc., 6.000%, 4/01/2022, 144A	76,125

	Electric – 1.4%
5,000	AES Corp. (The), 5.500%, 3/15/2024	4,863
355,000	Calpine Corp., 5.375%, 1/15/2023	343,462
33,955	CE Generation LLC, 7.416%, 12/15/2018	33,658
490,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	567,812

		949,795

	Finance Companies – 5.1%
375,000	Aircastle Ltd., 5.125%, 3/15/2021	370,312
30,000	Aircastle Ltd., 7.625%, 4/15/2020	33,525
165,000	CIT Group, Inc., 3.875%, 2/19/2019	162,112
30,000	CIT Group, Inc., 5.000%, 8/15/2022	30,075
225,000	CIT Group, Inc., 5.000%, 8/01/2023	223,312
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	48,218
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	82,688
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	311,100
135,000	iStar Financial, Inc., 4.000%, 11/01/2017	130,950
195,000	iStar Financial, Inc., 4.875%, 7/01/2018	189,637
115,000	iStar Financial, Inc., 5.000%, 7/01/2019	110,688
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	77,813
55,000	iStar Financial, Inc., 7.125%, 2/15/2018	56,925
420,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	415,800
210,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	222,075
215,000	Navient LLC, 5.500%, 1/25/2023	206,669
145,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	143,550
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	313,600

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	$123,750
200,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	211,000
102,000	Stearns Holdings, Inc., 9.375%, 8/15/2020, 144A	104,550

		3,568,349

	Financial Other – 1.4%
450,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	443,250
135,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	135,000
388,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	395,760

		974,010

	Food & Beverage – 0.6%
260,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	287,300
120,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	118,200

		405,500

	Gaming – 0.3%
185,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020	188,643

	Government Owned – No Guarantee – 0.8%
260,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	272,384
250,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	257,900

		530,284

	Health Insurance – 0.2%
166,000	WellCare Health Plans, Inc., 5.750%, 11/15/2020	168,905

	Healthcare – 5.9%
135,000	Amsurg Corp., 5.625%, 7/15/2022, 144A	133,650
135,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	138,206
115,000	Catamaran Corp., 4.750%, 3/15/2021	110,616
555,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022, 144A	577,200
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021	5,344
430,000	HCA, Inc., 7.050%, 12/01/2027	432,150
35,000	HCA, Inc., 7.500%, 12/15/2023	38,150
790,000	HCA, Inc., 7.500%, 11/06/2033	829,500
40,000	HCA, Inc., 7.690%, 6/15/2025	44,000
40,000	HCA, Inc., 8.360%, 4/15/2024	46,000
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	223,450
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	21,700
140,000	LifePoint Hospitals, Inc., 5.500%, 12/01/2021	141,750
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031(d)	940,875
145,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	144,637
285,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	284,644

		4,111,872

Principal Amount (‡)	Description	Value (†)

	Home Construction – 4.4%
$250,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	$248,750
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(e)	18,250
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	226,200
260,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	281,450
305,000	KB Home, 8.000%, 3/15/2020	335,500
385,000	Lennar Corp., 4.750%, 11/15/2022	372,488
720,000	Pulte Group, Inc., 6.000%, 2/15/2035	684,000
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	493,762
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(e)	25,860
380,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	371,450

		3,057,710

	Independent Energy – 7.1%
40,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	39,000
350,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	336,000
170,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	187,510
105,000	Halcon Resources Corp., 8.875%, 5/15/2021	103,425
85,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022, 144A	85,000
215,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	216,881
20,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	20,700
359,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	378,745
400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(e)	13,200
550,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(e)	22,000
555,000	QEP Resources, Inc., 5.250%, 5/01/2023	538,350
205,000	QEP Resources, Inc., 5.375%, 10/01/2022	200,900
155,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	149,575
180,000	Rex Energy Corp., 8.875%, 12/01/2020	193,500
370,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	360,750
660,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	657,525
115,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	115,719
100,000	Sanchez Energy Corp., 6.125%, 1/15/2023, 144A	99,030
380,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	379,525
755,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	798,412

		4,895,747

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Industrial Other – 0.4%
$130,000	Dematic S.A./DH Services Luxembourg S.a.r.l., 7.750%, 12/15/2020, 144A	$136,500
130,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	135,200

		271,700

	Integrated Energy – 1.1%
30,000	California Resources Corp., 5.000%, 1/15/2020, 144A	30,450
295,000	California Resources Corp., 5.500%, 9/15/2021, 144A	299,425
45,000	California Resources Corp., 6.000%, 11/15/2024, 144A	46,237
400,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	406,000

		782,112

	Leisure – 0.4%
275,000	24 Hour Holdings III LLC, 8.000%, 6/01/2022, 144A	254,375

	Lodging – 0.7%
385,000	Felcor Lodging LP, 5.625%, 3/01/2023	376,338
135,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021, 144A	139,050

		515,388

	Media Entertainment – 0.8%
405,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	420,187
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	86,063
33,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	34,485

		540,735

	Metals & Mining – 1.9%
235,000	Alcoa, Inc., 5.900%, 2/01/2027	246,152
50,000	Alcoa, Inc., 6.750%, 1/15/2028	56,733
25,000	ArcelorMittal, 6.750%, 2/25/2022	26,844
70,000	ArcelorMittal, 7.250%, 3/01/2041	70,175
290,000	ArcelorMittal, 7.500%, 10/15/2039	298,700
315,000	CONSOL Energy, Inc., 5.875%, 4/15/2022, 144A	310,275
125,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	124,688
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	177,406

		1,310,973

	Midstream – 1.5%
35,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	37,100
115,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019, 144A	112,700
195,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	188,663

	Midstream – continued
$175,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	$182,000
130,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	135,200
160,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022, 144A	158,400
195,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022, 144A	205,237

		1,019,300

	Non-Agency Commercial Mortgage-Backed Securities – 1.1%
90,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	93,313
385,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	390,969
250,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.773%, 4/12/2049(b)	268,435

		752,717

	Oil Field Services – 1.2%
350,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	304,500
155,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	130,975
310,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	261,950
15,000	Parker Drilling Co., 6.750%, 7/15/2022, 144A	15,075
150,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022, 144A	148,500

		861,000

	Packaging – 0.5%
270,000	Berry Plastics Corp., 5.500%, 5/15/2022	259,875
105,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	111,038

		370,913

	Pharmaceuticals – 1.1%
200,000	Grifols Worldwide Operations Ltd., 5.250%, 4/01/2022, 144A	197,500
115,000	Salix Pharmaceuticals Ltd., 6.000%, 1/15/2021, 144A	124,488
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	395,625
15,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	15,825

		733,438

	Property & Casualty Insurance – 0.5%
370,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	378,788

	Refining – 0.0%
20,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625%, 1/15/2022	20,300

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Diversified – 0.6%
$390,000	DuPont Fabros Technology LP, 5.875%, 9/15/2021	$396,825

	Retailers – 2.1%
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	496,800
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	85,125
280,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	306,228
135,000	GameStop Corp., 5.500%, 10/01/2019, 144A	133,312
125,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022, 144A	120,938
20,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	18,700
80,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	78,000
225,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	156,937
60,000	Toys R Us, Inc., 7.375%, 10/15/2018	41,400

		1,437,440

	Sovereigns – 0.3%
215,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	222,744

	Supermarkets – 1.4%
415,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	439,900
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,550
10,000	New Albertson’s, Inc., 8.700%, 5/01/2030	9,850
615,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	501,225

		955,525

	Technology – 5.8%
110,000	ACI Worldwide, Inc., 6.375%, 8/15/2020, 144A	114,125
90,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	85,950
1,965,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029(d)	1,852,012
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	273,325
190,000	Amkor Technology, Inc., 6.375%, 10/01/2022	196,650
290,000	Amkor Technology, Inc., 6.625%, 6/01/2021	302,325
120,000	Audatex North America, Inc., 6.125%, 11/01/2023, 144A	123,000
302,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	298,980
185,000	BMC Software Finance, Inc., 8.125%, 7/15/2021, 144A	177,600
140,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	137,200
100,000	Equinix, Inc., 4.875%, 4/01/2020	99,000
140,000	Equinix, Inc., 5.375%, 4/01/2023	138,600
200,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	205,250

		4,004,017

	Transportation Services – 1.1%
$185,000	APL Ltd., 8.000%, 1/15/2024(f)(g)	$170,200
9,637	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	9,805
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(h)(i)	454,817
115,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	112,988

		747,810

	Wireless – 2.3%
1,076,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,027,580
170,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	170,850
395,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	379,200

		1,577,630

	Wirelines – 4.4%
382,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(j)	378,180
20,000	CenturyLink, Inc., 5.625%, 4/01/2020	20,630
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	210,100
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	14,850
235,000	Frontier Communications Corp., 7.450%, 7/01/2035	222,686
385,000	Level 3 Financing, Inc., 6.125%, 1/15/2021, 144A	396,550
550,000	Oi S.A., 5.750%, 2/10/2022	514,305
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	475,224
5,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,894
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	401,250
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	326,250
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	95,004

		3,059,923

	Total Non-Convertible Bonds
	(Identified Cost $52,173,423)	53,073,929

Convertible Bonds – 12.6%

	Automotive – 0.3%
100,000	Ford Motor Co., 4.250%, 11/15/2016	171,375

	Communications – 2.5%
1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)(f)(g)	1,729,504

	Construction Machinery – 1.2%
135,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	166,303
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	640,613

		806,916

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.2%
$140,000	Jarden Corp., 1.125%, 3/15/2034, 144A	$139,563

	Energy – 1.3%
185,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	186,503
475,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	464,906
320,000	Peabody Energy Corp., 4.750%, 12/15/2066	219,200

		870,609

	Home Construction – 1.7%
165,000	KB Home, 1.375%, 2/01/2019	158,813
15,000	Lennar Corp., 2.750%, 12/15/2020, 144A	26,550
385,000	Lennar Corp., 3.250%, 11/15/2021, 144A	660,275
320,000	Standard Pacific Corp., 1.250%, 8/01/2032	360,400

		1,206,038

	Pharmaceuticals – 1.6%
27,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	28,586
106,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	116,070
301,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A	302,505
35,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	163,428
155,000	Mylan, Inc., 3.750%, 9/15/2015	529,519

		1,140,108

	REITs – Mortgage – 0.0%
25,000	iStar Financial, Inc., 3.000%, 11/15/2016	31,531

	Retailers – 0.9%
225,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	283,781
210,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020	233,756
95,000	Priceline Group, Inc. (The), 1.000%, 3/15/2018	127,835

		645,372

	Technology – 2.8%
520,000	Ciena Corp., 3.750%, 10/15/2018, 144A	605,800
90,000	JDS Uniphase Corp., 0.625%, 8/15/2033	89,944
109,469	Liberty Media LLC, 3.500%, 1/15/2031	101,056
175,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A	189,547
324,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	426,060
60,000	Novellus Systems, Inc., 2.625%, 5/15/2041	130,762
180,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A	199,800
120,000	Xilinx, Inc., 2.625%, 6/15/2017	177,675

		1,920,644

	Transportation Services – 0.1%
40,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019	44,350

	Wirelines – 0.0%
59,200	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(f)(g)(j)(k)	$6,963

	Total Convertible Bonds
	(Identified Cost $6,864,218)	8,712,973

	Total Bonds and Notes
	(Identified Cost $59,037,641)	61,786,902

Shares

Preferred Stocks – 4.5%

Convertible Preferred Stocks – 2.4%

	Banking – 0.0%
30	Bank of America Corp., Series L, 7.250%	34,395

	Electric – 0.3%
3,061	NextEra Energy, Inc., 5.889%	183,385

	Food & Beverage – 0.5%
7,257	Tyson Foods, Inc., 4.750%	365,027

	Metals & Mining – 0.2%
5,370	ArcelorMittal, 6.000%	113,468

	REITs – Diversified – 0.8%
3,371	Crown Castle International Corp., Series A, 4.500%	354,562
3,971	Weyerhaeuser Co., Series A, 6.375%	214,553

		569,115

	REITs – Mortgage – 0.2%
2,110	iStar Financial, Inc., Series J, 4.500%	125,545

	Utility Other – 0.4%
3,103	Dominion Resources, Inc., 6.375%	154,839
546	Dominion Resources, Inc., Series A, 6.125%	30,609
2,080	Dominion Resources, Inc., Series B, 6.000%	117,000

		302,448

	Total Convertible Preferred Stocks
	(Identified Cost $1,643,648)	1,693,383

Non-Convertible Preferred Stocks – 2.1%

	Banking – 2.1%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	305,655
803	Ally Financial, Inc., Series G, 7.000%, 144A	803,753
13,577	SunTrust Banks, Inc., Series E, 5.875%	312,950

		1,422,358

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,061,965)	$1,422,358

	Total Preferred Stocks
	(Identified Cost $2,705,613)	3,115,741

Common Stocks – 0.9%
	Automobiles – 0.9%
19,032	General Motors Co. (Identified Cost $622,720)	607,882

Warrants – 0.0%
1,657	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(f)(g)(h) (Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 5.0%
$3,297,241	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $3,297,241 on 10/01/2014 collateralized by $3,385,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $3,363,844 including accrued interest (Note 2 of Notes to Financial Statements)	3,297,241
180,000	U.S. Treasury Bills, 0.037%, 2/05/2015(l)(m)	179,986

	Total Short-Term Investments
	(Identified Cost $3,477,217)	3,477,227

	Total Investments – 99.5%
	(Identified Cost $65,843,191)(a)	68,987,752
	Other assets less liabilities—0.5%	355,638

	Net Assets – 100.0%	$69,343,390

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $65,929,932 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,318,536
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,260,716)

	Net unrealized appreciation	$3,057,820

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)	All of this security has been designated to cover the Fund’s obligations under open futures contracts.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $2,677,517 or 3.9% of net assets.
(g)	Illiquid security. At September 30, 2014, the value of these securities amounted to $1,906,667 or 2.7% of net assets.
(h)	Non-income producing security.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $22,177,816 or 32.0% of net assets.
ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

MXN	Mexican Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Opportunities Fund – continued

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2014	25	$3,447,656	$29,676

Industry Summary at September 30, 2014

Technology	8.6%
Independent Energy	7.1
Home Construction	6.1
Healthcare	5.9
Finance Companies	5.1
ABS Home Equity	4.9
Wirelines	4.4
Cable Satellite	3.1
Banking	3.0
Retailers	3.0
Pharmaceuticals	2.7
Chemicals	2.6
Communications	2.5
Wireless	2.3
Metals & Mining	2.1
Other Investments, less than 2% each	31.1
Short-Term Investments	5.0

Total Investments	99.5
Other assets less liabilities (including open futures contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 115.7% of Net Assets

	ABS Car Loan – 10.4%
$1,965,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.660%, 9/10/2018	$1,974,874
1,070,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.600%, 7/08/2019	1,060,696
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,309,070
645,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	638,750
2,630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	2,628,903
300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	296,558
1,178,468	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 8/15/2017, 144A	1,183,276
2,190,000	Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.310%, 12/20/2017	2,202,490
1,845,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	1,843,437
265,060	CarFinance Capital Auto Trust, Series 2013-1A, Class A, 1.650%, 7/17/2017, 144A	265,673
593,668	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	594,715
870,000	CarMax Auto Owner Trust, Series 2013-4, Class B, 1.710%, 7/15/2019	867,281
215,165	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	218,525
4,033,593	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	4,013,813
10,974,787	CFC LLC, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	10,972,702
4,000,000	CPS Auto Receivables Trust, Series 2014-C, Class B, 2.670%, 8/17/2020, 144A	3,993,816
1,480,201	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	1,485,566
1,356,911	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 9/16/2019, 144A	1,362,371
2,075,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	2,081,970
2,080,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	2,089,447
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan – continued
$450,000	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class B, 2.290%, 4/15/2022, 144A	$455,201
3,240,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	3,239,449
900,000	DT Auto Owner Trust, Series 2014-1A, Class B, 1.430%, 3/15/2018, 144A	902,270
3,700,000	DT Auto Owner Trust, Series 2014-2A, Class C, 2.460%, 1/15/2020, 144A	3,691,375
1,975,000	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	1,984,549
2,000,000	First Investors Auto Owner Trust, Series 2012-2A, Class B, 2.470%, 5/15/2018, 144A	2,026,284
548,999	First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.900%, 10/15/2018, 144A	549,976
2,000,000	First Investors Auto Owner Trust, Series 2014-1A, Class B, 2.260%, 1/15/2020, 144A	2,002,820
1,915,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	1,906,160
3,500,000	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	3,542,641
1,390,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	1,388,912
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,228,813
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,468,621
164,125	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.154%, 9/20/2016, 144A(b)	164,141
673,738	Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.090%, 2/15/2018, 144A	674,932
1,275,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.190%, 5/15/2018	1,276,374
2,240,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class B, 1.450%, 5/15/2019	2,229,555
1,725,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.820%, 5/15/2019	1,724,031
3,182,514	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	3,186,333
109,116	SNAAC Auto Receivables Trust, Series 2012-1A, Class B, 3.110%, 6/15/2017, 144A	109,225
3,005,128	Tidewater Auto Receivables Trust, Series 2012-AA, Class A3, 1.990%, 4/15/2019, 144A	3,021,443

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$2,380,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	$2,375,649

		86,232,687

	ABS Credit Card – 2.7%
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	2,831,837
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,315,529
3,195,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	3,270,245
9,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(c)	9,517,722
1,000,000	World Financial Network Credit Card Master Trust, Series 2012-C, Class M, 3.320%, 8/15/2022	1,032,213

		21,967,546

	ABS Home Equity – 3.2%
2,851,983	Citigroup Mortgage Loan Trust, Series 2013-J1, Class A2, 3.500%, 10/25/2043, 144A	2,854,504
1,500,000	Colony American Homes, Series 2014-1A, Class B, 1.600%, 5/17/2031, 144A	1,471,080
632,315	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036(d)	498,262
313,589	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.096%, 7/25/2021(b)(d)	299,234
256,940	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	262,137
1,089,665	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	1,046,212
326,343	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 6A2, 2.452%, 4/20/2035(b)(d)	129,873
5,840,629	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.587%, 5/19/2034(b)	5,837,697
4,000,000	Invitation Homes Trust, Series 2014-SRF2, 2.354%, 9/17/2031, 144A(b)	3,990,720
282,291	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.447%, 7/25/2035(b)(d)	263,836
175,717	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(d)	169,183
785,148	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(d)	746,719
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity – continued
$37,894	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(d)	$35,597
385,981	Sequoia Mortgage Trust, Series 2013-1, Class 2A1, 1.855%, 2/25/2043	339,553
3,813,962	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	3,559,052
5,974,772	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.347%, 11/25/2036(b)	5,187,978

		26,691,637

	ABS Other – 5.2%
634,732	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 9/15/2019, 144A	634,564
1,000,000	Ascentium Equipment Receivables LLC, Series 2014-1A, Class C, 2.460%, 11/13/2018, 144A	998,447
718,501	CCG Receivables Trust, Series 2013-1, Class A2, 1.050%, 8/14/2020, 144A	719,914
1,508,583	CLI Funding V LLC, Series 2014-1A, Class A, 3.290%, 6/18/2029, 144A	1,502,481
2,028,625	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	2,068,956
832,017	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	823,907
2,509,026	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	2,507,450
271,066	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	274,789
1,770,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A	1,769,965
4,995,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	4,996,563
5,613,999	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	5,782,363
540,051	Sierra Timeshare Receivables Funding LLC, Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	549,029
658,543	Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	674,710
1,149,883	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	1,170,972
484,567	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A	484,899
7,110,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	7,281,138
2,260,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	2,255,652

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$1,753,964	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	$1,752,700
2,057,542	TAL Advantage LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	2,077,559
738,838	TAL Advantage LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	742,236
3,363,400	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.654%, 7/15/2041, 144A(b)	3,482,414

		42,550,708

	ABS Student Loan – 2.4%
4,775,855	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.185%, 7/01/2024(b)	4,843,496
338,176	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	338,418
14,640,514	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.234%, 7/25/2025(b)(c)	14,799,803

		19,981,717

	Agency Commercial Mortgage-Backed Securities – 8.4%
11,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2, 4.186%, 12/25/2020(c)	12,844,778
9,616,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(c)	10,402,618
6,125,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(c)	6,333,948
26,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A2, 3.989%, 6/25/2021(c)	28,767,315
4,632,658	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.785%, 1/25/2023(b)(e)	393,512
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(c)	5,021,616
2,000,000	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042	2,249,208
18,163,037	Government National Mortgage Association, Series 2014-101, Class IO, 0.990%, 4/16/2056(b)(e)	1,477,345
26,582,998	Government National Mortgage Association, Series 2014-86, Class IO, 0.965%, 4/16/2056(b)(e)	1,992,183

		69,482,523

	Collateralized Mortgage Obligations – 13.2%
224,455	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(c)	246,930

	Collateralized Mortgage Obligations – continued
$2,243,102	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 14.616%, 6/15/2023(b)	$2,806,002
347,704	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(c)(e)	68,128
7,277,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(c)	8,175,047
14,195,612	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 7.046%, 5/15/2036(b)(c)(e)	2,671,512
3,888,221	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class B1, 6.096%, 2/15/2038(b)(e)	612,232
2,888,189	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.252%, 6/15/2048(c)	3,005,906
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	496,340
3,499,027	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.309%, 12/15/2036(f)	3,648,355
1,309,589	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(c)(e)	300,210
601,422	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.096%, 1/25/2024(b)(e)	104,779
889,083	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(c)(e)	48,896
354,694	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 7.146%, 8/25/2036(b)(e)	57,806
1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(c)	1,078,488
4,470,271	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.831%, 8/25/2038(b)(c)	4,538,837
1,376,415	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 3.429%, 3/25/2039(b)(c)	1,386,083
289,868	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024	311,283
1,177,016	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 4.586%, 12/25/2039(b)	1,206,277
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 11.768%, 7/25/2043(b)	1,694,127
8,177,872	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 5.996%, 8/25/2042(b)(e)	1,562,064
1,629,989	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(c)(e)	267,831
340,203	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(c)(e)	84,195

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,793,334	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(c)(e)	$402,211
343,991	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(c)(e)	66,980
3,937,547	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(c)(e)	692,148
1,558,778	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(c)(e)	290,324
1,076,229	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(c)(e)	219,651
2,183,718	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(c)(e)	451,561
906,292	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(c)(e)	195,986
1,133,907	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(c)(e)	245,070
1,308,248	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(c)(e)	285,487
1,311,953	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(c)(e)	236,857
642,970	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(c)(e)	115,399
999,050	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(c)(e)	203,667
656,427	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(c)(e)	131,604
176,725	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(c)(e)	33,988
4,716,159	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(c)(e)	813,252
1,578,629	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(c)(e)	320,085
1,364,126	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(c)(e)	253,016
1,415,757	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(c)(e)	203,783
794,836	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(c)(e)	169,319
145,601	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(e)	31,877
Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$14,745,986	Government National Mortgage Association, Series 2006-46, Class IO, 0.188%, 4/16/2046(b)(e)	$279,820
14,692,053	Government National Mortgage Association, Series 2006-51, Class IO, 0.421%, 8/16/2046(b)(e)(f)	407,014
18,664,281	Government National Mortgage Association, Series 2009-114, Class IO, 0.344%, 10/16/2049(b)(e)	338,122
3,411,095	Government National Mortgage Association, Series 2010-49, Class IA, 0.916%, 10/16/2052(b)(e)	196,749
46,900,124	Government National Mortgage Association, Series 2010-83, Class IO, 0.489%, 7/16/2050(b)(c)(e)	1,301,244
935,290	Government National Mortgage Association, Series 2010-H20, Class AF, 0.486%, 10/20/2060(b)	931,414
61,756,877	Government National Mortgage Association, Series 2010-I24, Class X, 1.128%, 12/16/2052(b)(e)(f)	4,121,407
18,834,137	Government National Mortgage Association, Series 2011-119, Class IO, 1.184%, 8/16/2051(b)(e)	1,019,548
35,953,756	Government National Mortgage Association, Series 2011-161, Class IO, 1.144%, 4/16/2045(b)(e)	1,901,343
19,218,697	Government National Mortgage Association, Series 2011-38, Class IO, 0.692%, 4/16/2053(b)(c)(e)	743,456
8,762,893	Government National Mortgage Association, Series 2011-53, Class IO, 0.630%, 5/16/2051(b)(c)(e)	354,354
1,661,737	Government National Mortgage Association, Series 2011-H01, Class AF, 0.606%, 11/20/2060(b)	1,662,916
17,000,000	Government National Mortgage Association, Series 2012-100, Class IC, 1.545%, 9/16/2050(b)(e)	1,763,988
24,954,843	Government National Mortgage Association, Series 2012-100, Class IO, 0.827%, 8/16/2052(b)(e)	1,636,838
12,925,139	Government National Mortgage Association, Series 2012-111, Class IC, 1.445%, 9/16/2050(b)(e)	1,271,898
31,407,105	Government National Mortgage Association, Series 2012-23, Class IO, 1.443%, 6/16/2053(b)(c)(e)	1,846,612
36,266,805	Government National Mortgage Association, Series 2012-55, Class IO, 1.200%, 4/16/2052(b)(c)(e)	2,003,306
28,513,830	Government National Mortgage Association, Series 2012-70, Class IO, 0.967%, 8/16/2052(b)(c)(e)	1,781,259
23,688,421	Government National Mortgage Association, Series 2012-79, Class IO, 1.018%, 3/16/2053(b)(e)	1,693,698
389,943	Government National Mortgage Association, Series 2012-H24, Class FE, 0.756%, 10/20/2062(b)	392,613

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$3,595,517	Government National Mortgage Association, Series 2012-H30, Class GA, 0.506%, 12/20/2062(b)	$3,579,891
7,902,385	Government National Mortgage Association, Series 2013-175, Class IO, 0.989%, 5/16/2055(b)(e)	499,289
28,562,788	Government National Mortgage Association, Series 2013-H16, Class AI, 1.605%, 7/20/2063(b)(e)	2,401,059
18,567,758	Government National Mortgage Association, Series 2013-H18, Class EI, 1.703%, 7/20/2063(b)(e)	1,623,008
3,709,417	Government National Mortgage Association, Series 2013-H18, Class JI, 1.377%, 8/20/2063(b)(e)	256,182
390,014	Government National Mortgage Association, Series 2013-H22, Class FT, 0.770%, 4/20/2063(b)	392,233
63,268,661	Government National Mortgage Association, Series 2014-24, Class IX, 1.018%, 1/16/2054(b)(e)	4,183,640
20,170,900	Government National Mortgage Association, Series 2014-H03, Class FS, 0.806%, 2/20/2064(b)(c)	20,379,890
4,994,696	Government National Mortgage Association, Series 2014-H05, Class FB, 0.756%, 12/20/2063(b)	5,013,191
4,830,319	Government National Mortgage Association, Series 2014-H06, Class FA, 0.726%, 3/20/2064(b)	4,858,567

		108,568,142

	Hybrid ARMs – 2.4%
3,085,153	FHLMC, 2.333%, 6/01/2035(b)(c)	3,288,168
136,619	FHLMC, 2.367%, 1/01/2035(b)(c)	145,505
2,328,994	FHLMC, 2.815%, 2/01/2037(b)(c)	2,500,589
505,485	FHLMC, 3.232%, 1/01/2036(b)(c)	532,344
773,830	FNMA, 1.909%, 2/01/2037(b)(c)	816,625
1,448,175	FNMA, 2.256%, 9/01/2034(b)(c)	1,555,108
6,654,817	FNMA, 2.373%, 9/01/2037(b)(c)	7,098,693
615,357	FNMA, 2.420%, 9/01/2036(b)(c)	661,032
2,522,961	FNMA, 3.319%, 8/01/2038(b)(c)	2,700,619
335,891	FNMA, 5.382%, 10/01/2035(b)(c)	356,100

		19,654,783

	Mortgage Related – 39.1%
1,397,148	FHLMC, 4.000%, 2/01/2044	1,478,416
151,544	FHLMC, 5.000%, 9/01/2035(c)	167,452
12,770,124	FNMA, 3.000%, with various maturities in 2043(g)	12,596,349
32,554,303	FNMA, 3.500%, with various maturities from 2037 to 2042(f)(g)	33,237,105
9,350,255	FNMA, 4.000%, with various maturities from 2042 to 2043(g)	9,884,676
920,650	FNMA, 5.500%, 8/01/2034(c)	1,042,046
11,910	FNMA, 6.000%, 10/01/2034(c)	13,553
1,564	FNMA, 7.000%, 12/01/2037(c)	1,678
35,500,000	FNMA (TBA), 2.500%, 11/01/2029(h)	35,615,098
72,305,000	FNMA (TBA), 3.500%, 11/01/2044(h)	73,688,965
13,000,000	FNMA (TBA), 4.000%, 11/01/2044(h)	13,658,937
Principal Amount (‡)	Description	Value (†)

	Mortgage Related – continued
$45,700,000	FNMA (TBA), 4.500%, 11/01/2044(h)	$49,179,267
786,924	GNMA, 0.676%, 8/20/2063(b)	789,014
2,460,275	GNMA, 1.857%, 2/20/2061(b)	2,589,798
581,556	GNMA, 1.887%, 7/20/2060(b)	611,668
497,675	GNMA, 1.908%, 9/20/2060(b)	524,786
3,579,039	GNMA, 2.158%, 2/20/2063(b)	3,816,437
1,903,507	GNMA, 4.479%, 2/20/2062	2,060,495
3,490,006	GNMA, 4.521%, 12/20/2061	3,773,021
1,012,600	GNMA, 4.524%, 7/20/2062	1,100,442
483,138	GNMA, 4.570%, 10/20/2061	521,967
1,081,691	GNMA, 4.576%, 9/20/2063	1,198,253
4,615,433	GNMA, 4.577%, 6/20/2063	5,059,175
505,809	GNMA, 4.578%, 11/20/2061	546,496
1,031,135	GNMA, 4.600%, 10/20/2061	1,114,666
1,008,132	GNMA, 4.626%, 6/20/2062	1,097,058
11,232,750	GNMA, 4.659%, 2/20/2062(c)	12,201,789
12,743,691	GNMA, 4.670%, 12/20/2061(c)	13,824,317
727,316	GNMA, 4.684%, 1/20/2062	789,113
3,380,796	GNMA, 4.700%, with various maturities in 2061(g)	3,656,504
675,298	GNMA, 4.709%, 12/20/2063	747,275
2,882,716	GNMA, 4.720%, 6/20/2061	3,111,889
4,100,421	GNMA, 4.767%, 7/20/2063	4,451,393
998,164	GNMA, 4.798%, 5/20/2061	1,080,156
1,434,537	GNMA, 4.808%, 8/20/2062	1,558,793
4,881,106	GNMA, 4.810%, 5/20/2061	5,272,121
968,119	GNMA, 4.951%, 1/20/2062	1,054,502
617,593	GNMA, 5.500%, with various maturities in 2059(g)	658,448
2,361,677	GNMA, 6.514%, 5/20/2061	2,557,004
7,204,976	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.605%, 6/20/2064(b)	8,111,622
4,478,658	Government National Mortgage Association, Series 2014-H14, Class FA, 0.656%, 7/20/2064(b)	4,492,036
3,277,584	Government National Mortgage Association, Series 2014-H15, Class FA, 0.656%, 7/20/2064(b)	3,280,838

		322,214,618

	Non-Agency Commercial Mortgage-Backed Securities – 28.7%
3,088,627	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	3,097,810
1,438,000	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,436,568
187,890	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.349%, 9/10/2047(b)	193,445
1,502,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,617,010
976,779	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,041,102
3,385,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.254%, 5/15/2030, 144A(b)	3,388,385

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$3,076,000	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, 1.354%, 2/15/2031, 144A(b)	$3,072,130
4,170,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	4,454,736
4,394,090	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047	4,742,053
233,823	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.948%, 6/10/2046(b)	247,855
1,325,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,327,511
3,010,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 0.954%, 3/15/2029, 144A(b)	3,011,890
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	1,265,729
2,670,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	2,764,192
2,797,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 3.904%, 5/13/2031, 144A(b)(d)(i)	2,798,242
2,694,392	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.999%, 6/15/2038(b)	2,853,711
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,669,060
5,561,238	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.893%, 6/15/2039(b)	5,998,324
1,723,378	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.097%, 9/15/2039(b)	1,873,609
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(c)	12,125,340
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.173%, 2/15/2041(b)	4,544,040
3,400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.521%, 12/05/2031, 144A(b)	3,525,654
3,495,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(b)	3,498,876
13,700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049(c)	15,005,130
8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039(c)	9,419,860

	Non-Agency Commercial Mortgage-Backed Securities – continued
$11,337,119	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(b)(c)	$12,381,279
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(b)	5,225,267
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	5,599,561
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046	3,766,433
3,205,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	3,321,841
6,860,048	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043(c)	7,290,639
3,094,066	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,332,816
2,482,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.981%, 6/15/2049(b)	2,688,768
1,135,367	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,223,244
1,628,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	1,685,522
5,545,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.132%, 7/15/2031, 144A(b)	5,545,000
4,559,643	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	4,874,523
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(c)	8,157,800
6,730,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	7,376,390
3,390,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	3,514,427
7,282,738	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.773%, 4/12/2049(b)	7,809,229
7,216,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	7,699,912
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(c)	9,917,262
7,181,621	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.105%, 6/11/2049(b)(c)	7,888,070

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$14,000,000	Motel 6 Trust, Series 2012-MTL6, Class B, 2.743%, 10/05/2025, 144A(c)	$13,992,468
1,678,531	PFP III Ltd., Series 2014-1, Class A, 1.324%, 6/14/2031, 144A(b)	1,681,848
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(b)	3,332,855
1,585,000	SCG Trust, Series 2013-SRP1, Class A, 1.554%, 11/15/2026, 144A(b)	1,589,604
2,420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	2,608,869
4,632,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	4,805,464

		236,281,353

	Total Bonds and Notes
	(Identified Cost $936,414,662)	953,625,714

Short-Term Investments – 4.6%
19,085,386	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $19,085,386 on 10/01/2014 collateralized by $19,590,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $19,467,563 including accrued interest (Note 2 of Notes to Financial Statements)	19,085,386
19,125,000	U.S. Treasury Bills, 0.025%—0.073%, 10/16/2014(j)(k)(l)	19,124,923

	Total Short-Term Investments
	(Identified Cost $38,210,186)	38,210,309

	Total Investments – 120.3%
	(Identified Cost $974,624,848)(a)	991,836,023
	Other assets less liabilities—(20.3)%	(167,428,802)

	Net Assets – 100.0%	$824,407,221

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $974,624,848 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$28,697,004
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,485,829)

	Net unrealized appreciation	$17,211,175

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(d)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $4,940,946 or 0.6% of net assets.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	A portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(g)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(h)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(i)	Illiquid security. At September 30, 2014, the value of this security amounted to $2,798,242 or 0.3% of net assets.
(j)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $188,260,093 or 22.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2014	305	$42,061,406	$(364,697)

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2014	359	$42,454,555	$111,531

Industry Summary at September 30, 2014

Mortgage Related	39.1%
Non-Agency Commercial Mortgage-Backed Securities	28.7
Collateralized Mortgage Obligations	13.2
ABS Car Loan	10.4
Agency Commercial Mortgage- Backed Securities	8.4
ABS Other	5.2
ABS Home Equity	3.2
ABS Credit Card	2.7
ABS Student Loan	2.4
Hybrid ARMs	2.4
Short-Term Investments	4.6

Total Investments	120.3
Other assets less liabilities (including open futures contracts)	(20.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Statements of Assets and Liabilities

September 30, 2014

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$65,843,191	$974,624,848
Net unrealized appreciation	3,144,561	17,211,175

Investments at value	68,987,752	991,836,023
Due from brokers (Note 2)	—	120,000
Receivable for Fund shares sold	101,834	2,059,822
Receivable for securities sold	—	635,281
Receivable for delayed delivery securities sold (Note 2)	—	172,072,798
Dividends and interest receivable	833,168	2,985,086
Receivable for variation margin on futures contracts (Note 2)	10,156	—

TOTAL ASSETS	69,932,910	1,169,709,010

LIABILITIES
Payable for securities purchased	588,014	631,379
Payable for delayed delivery securities purchased (Note 2)	—	344,469,969
Payable for Fund shares redeemed	1,506	93,367
Payable for variation margin on futures contracts (Note 2)	—	107,074

TOTAL LIABILITIES	589,520	345,301,789

NET ASSETS	$69,343,390	$824,407,221

NET ASSETS CONSIST OF:
Paid-in capital	$66,502,700	$812,342,024
Undistributed net investment income	79,507	4,379,217
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(413,053)	(9,272,029)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	3,174,236	16,958,009

NET ASSETS	$69,343,390	$824,407,221

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$69,343,390	$824,407,221

Shares of beneficial interest	6,350,625	76,844,307

Net asset value, offering and redemption price per share	$10.92	$10.73

See accompanying notes to financial statements.

25  |

Statements of Operations

For the Year Ended September 30, 2014

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$4,166,352	$28,076,328
Dividends	223,025	—
Less net foreign taxes withheld	(1,458)	—

Investment income	4,387,919	28,076,328

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,227,420	7,622,056
Futures contracts	(232,274)	3,361,635
Foreign currency transactions	88	—
Net change in unrealized appreciation (depreciation) on:
Investments	306,869	(1,789,723)
Futures contracts	29,676	(172,447)
Foreign currency translations	2	—

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	3,331,781	9,021,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,719,700	$37,097,849

See accompanying notes to financial statements.

|  26

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Investment income	$4,387,919	$4,407,555	$28,076,328	$25,424,533
Net realized gain on investments, futures contracts and foreign currency transactions	2,995,234	2,075,024	10,983,691	4,106,798
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	336,547	(290,905)	(1,962,170)	(24,047,173)

Net increase in net assets resulting from operations	7,719,700	6,191,674	37,097,849	5,484,158

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(4,676,474)	(4,807,228)	(37,437,874)	(38,965,752)
Net realized capital gains
Institutional Class	—	—	—	(7,645,092)

Total distributions	(4,676,474)	(4,807,228)	(37,437,874)	(46,610,844)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(11,801,777)	2,596,602	135,551,270	16,956,644

Net increase (decrease) in net assets	(8,758,551)	3,981,048	135,211,245	(24,170,042)
NET ASSETS
Beginning of the year	78,101,941	74,120,893	689,195,976	713,366,018

End of the year	$69,343,390	$78,101,941	$824,407,221	$689,195,976

UNDISTRIBUTED NET INVESTMENT INCOME	$79,507	$191,413	$4,379,217	$3,308,083

See accompanying notes to financial statements.

27  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund - Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$10.53	$10.35	$9.36	$9.92	$9.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.62	0.67	0.72	0.74	0.78
Net realized and unrealized gain (loss)	0.43	0.25	1.01	(0.52)	0.86

Total from Investment Operations	1.05	0.92	1.73	0.22	1.64

LESS DISTRIBUTIONS FROM:
Net investment income	(0.66)	(0.74)	(0.74)	(0.78)	(0.79)
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.66)	(0.74)	(0.74)	(0.78)	(0.79)

Net asset value, end of the period	$10.92	$10.53	$10.35	$9.36	$9.92

Total return	10.01%	9.19%	19.24%	1.81%	18.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$69,343	$78,102	$74,121	$61,645	$65,560
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	5.70%	6.33%	7.28%	7.22%	8.21%
Portfolio turnover rate	41%	41%	30%	33%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

	Securitized Asset Fund - Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$10.73	$11.39	$11.13	$10.99	$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.41	0.45	0.41	0.41
Net realized and unrealized gain (loss)	0.14	(0.33)	0.55	0.19	1.08

Total from Investment Operations	0.55	0.08	1.00	0.60	1.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.62)	(0.54)	(0.46)	(0.49)
Net realized capital gains	—	(0.12)	(0.20)	—	(0.17)

Total Distributions	(0.55)	(0.74)	(0.74)	(0.46)	(0.66)

Net asset value, end of the period	$10.73	$10.73	$11.39	$11.13	$10.99

Total return	5.25%	0.75%	9.42%	5.59%	15.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$824,407	$689,196	$713,366	$685,692	$653,299
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	3.80%	3.67%	4.08%	3.72%	3.89%
Portfolio turnover rate	260%	244%	230%	253%	251%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

See accompanying notes to financial statements.

|  28

Notes to Financial Statements

September 30, 2014

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors, L.P. (“NGAM Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service, using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

29  |

Notes to Financial Statements – continued

September 30, 2014

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2014.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as “To Be Announced” (“TBAs”) in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian. No interest accrues to each Fund until the transaction settles.

|  30

Notes to Financial Statements – continued

September 30, 2014

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

g.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds, foreign currency transactions, trust preferred securities, contingent payment debt instruments, return of capital and capital gain distributions received, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, return of capital distributions received, defaulted bonds, contingent payment debt instruments, reversal of bankruptcy income and futures contracts mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$4,676,474	$—	$4,676,474	$4,807,228	$—	$4,807,228
Securitized Asset Fund	37,437,874	—	37,437,874	39,095,960	7,514,884	46,610,844

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

31  |

Notes to Financial Statements – continued

September 30, 2014

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$324,270	$4,379,217

Capital loss carryforward:
Short-term:
Expires September 30, 2018	(460,542)	—
No expiration date	—	(1,086,466)
Long-term:
No expiration date	—	(8,438,729)

Total capital loss carryforward	(460,542)	(9,525,195)
Unrealized appreciation	3,057,820	17,211,175

Total accumulated earnings	$2,921,548	$12,065,197

Capital loss carryforward utilized in the current year	$2,604,880	$—

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

i.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Due from Brokers. Transactions and positions in certain futures contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. Due from brokers’ balances in the Statements of Assets and Liabilities for Securitized Asset Fund represent cash pledged for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

k.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, neither Fund had loaned securities under this agreement.

l.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements – continued

September 30, 2014

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Securities fair valued using significant unobservable inputs are categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$100,204	$936,830	(b)	$1,037,034
Retailers	—	1,131,212	306,228	(c)	1,437,440
Transportation Services	—	283,188	464,622	(c)	747,810
All Other Non-Convertible Bonds(a)	—	49,851,645	—		49,851,645

Total Non-Convertible Bonds	—	51,366,249	1,707,680		53,073,929

Convertible Bonds
Wirelines	—	—	6,963	(c)	6,963
All Other Convertible Bonds(a)	—	8,706,010	—		8,706,010

Total Convertible Bonds	—	8,706,010	6,963		8,712,973

Total Bonds and Notes	—	60,072,259	1,714,643		61,786,902

Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	365,027	—		365,027
REITs — Mortgage	—	125,545	—		125,545
All Other Convertible Preferred Stocks(a)	1,202,811	—	—		1,202,811

Total Convertible Preferred Stocks	1,202,811	490,572	—		1,693,383

Non-Convertible Preferred Stocks(a)	1,422,358	—	—		1,422,358

Total Preferred Stocks	2,625,169	490,572	—		3,115,741

Common Stocks(a)	607,882	—	—		607,882
Warrants(d)	—	—	—		—
Short-Term Investments	—	3,477,227	—		3,477,227

Total Investments	3,233,051	64,040,058	1,714,643		68,987,752

Futures Contracts (unrealized appreciation)	29,676	—	—		29,676

Total	$3,262,727	$64,040,058	$1,714,643		$69,017,428

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

(d) Fair valued at zero using Level 2 inputs.

33  |

Notes to Financial Statements – continued

September 30, 2014

A preferred stock valued at $116,852 was transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

The Fund does not have knowledge of the inputs used for those securities categorized in level 3 that are valued using broker-dealer bid prices. The significant unobservable inputs used for those securities fair valued by the investment adviser and categorized in Level 3 as of September 30, 2014, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
Non-Convertible Bonds
Retailers	Option Adjusted Spread Model	Option Adjusted Spread[1]	473.90	$306,228
Transportation Services	Discounted Cash Flows	Discount Rates[2]	7.24% - 11.25%	464,622
Convertible Bonds
Wirelines	Market Conversion Price	Parity Discount Rate[3]	2.7%	6,963

Total				$777,813

1 Security is valued using an option adjusted spread model. The significant unobservable input used in the fair value measurement is the option adjusted spread, which is based on a market comparable company. A significant change in the option adjusted spread could have a material effect on the fair value measurement. There is an inverse relationship between the option adjusted spread and the fair value measurement, meaning a significant increase in the option adjusted spread would result in a lower fair value measurement, and vice versa.

2 Securities are valued using a discounted cash flow model. The significant unobservable inputs used in the fair value measurement are the discount rates, which are based on the investment adviser’s assumptions about the prepayment rate, credit quality, and liquidity, among other considerations. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

3 Security is valued at parity value, discounted to reflect the small size and complexity of the issue. The significant unobservable input used in the fair value measurement is the discount rate. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$79,642,764	$6,589,923(b	)	$86,232,687
ABS Home Equity	—	24,548,933	2,142,704(c	)	26,691,637
ABS Other	—	23,436,198	19,114,510(b	)	42,550,708
Collateralized Mortgage Obligations	—	104,287,893	4,280,249(b	)	108,568,142
All Other Non-Convertible Bonds(a)	—	689,582,540	—		689,582,540

Total Bonds and Notes	—	921,498,328	32,127,386		953,625,714

Short-Term Investments	—	38,210,309	—		38,210,309

Total Investments	—	959,708,637	32,127,386		991,836,023

Futures Contracts (unrealized appreciation)	111,531	—	—		111,531

Total	$111,531	$959,708,637	$32,127,386		$991,947,554

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(364,697)	$—	$—		$(364,697)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Value using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

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Notes to Financial Statements – continued

September 30, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Airlines	$1,567,904	$324	$46,780	$19,918	$—	$(698,096)	$—	$—	$936,830	$62,301
Retailers	307,438	1,100	—	(2,310)	—	—	—	—	306,228	(2,310)
Transportation Services	466,925	—	311	(351)	—	(2,263)	—	—	464,622	(351)
Convertible Bonds
Wirelines	49,851	—	(4,837)	15,644	—	(53,695)	—	—	6,963	194

Total	$2,392,118	$1,424	$42,254	$32,901	$—	$(754,054)	$—	$—	$1,714,643	$59,834

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS CarLoan	$4,488,465	$—	$17,639	$(4,284)	$3,239,411	$(1,151,308)	$—	$—	$6,589,923	$9,014
ABS HomeEquity	—	—	(932)	16,947	—	(544,944)	2,671,633	—	2,142,704	16,947
ABS Other	9,692,953	—	6,277	242,745	10,096,284	(923,749)	—	—	19,114,510	267,171
Collateralized Mortgage Obligations	105,086	—	(148,798)	93,798	4,335,249	—	—	(105,086)	4,280,249	93,798

Total	$14,286,504	$—	$(125,814)	$349,206	$17,670,944	$(2,620,001)	$2,671,633	$(105,086)	$32,127,386	$386,930

Debt securities valued at $2,671,633 were transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

A debt security valued at $105,086 was transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2014, the Funds used futures contracts for hedging purposes and to manage duration.

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Notes to Financial Statements – continued

September 30, 2014

The following is a summary of derivative instruments for High Income Opportunities Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange traded/cleared asset derivatives
Interest rate contracts	$29,676

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Opportunities Fund during the year ended September 30, 2014 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(232,274)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$29,676

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange traded/cleared asset derivatives
Interest rate contracts	$111,531

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange traded/cleared liability derivatives
Interest rate contracts	$(364,697)

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2014 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$3,361,635

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(172,447)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements – continued

September 30, 2014

The volume of futures activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2014:

High Income Opportunities Fund	Futures
Average Notional Amount Outstanding	2.86%
Highest Notional Amount Outstanding	4.97%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2014	4.97%

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	10.62%
Highest Notional Amount Outstanding	12.12%
Lowest Notional Amount Outstanding	8.55%
Notional Amount Outstanding as of September 30, 2014	10.25%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statements of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross
High Income Opportunities Fund	$70,151
Securitized Asset Fund	799,997

5.  Purchases and Sales of Securities. For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and including paydowns) were as follow:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$29,837,817	$40,846,052
Securitized Asset Fund	2,208,550,530	2,173,050,578	208,449,534	133,289,854

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred.

37  |

Notes to Financial Statements – continued

September 30, 2014

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, neither Fund had borrowings under this agreement.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

9.  Concentration of Ownership. From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the High Income Opportunities Fund had accounts representing

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Notes to Financial Statements – continued

September 30, 2014

controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
High Income Opportunities Fund	2	34.46%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,027,504	$11,244,298	10,165,277	$106,655,833
Issued in connection with the reinvestment of distributions	298,403	3,245,786	345,087	3,645,230
Redeemed	(2,389,173)	(26,291,861)	(10,254,790)	(107,704,461)

Increase (decrease) from capital share transactions	(1,063,266)	$(11,801,777)	255,574	$2,596,602

	Securitized Asset Fund

	Year Ended September 30, 2014		Year Ended September 30, 2013

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	24,301,296	$260,369,772	81,969,317	$881,734,214
Issued in connection with the reinvestment of distributions	294,377	3,151,177	296,422	3,269,705
Redeemed	(11,956,694)	(127,969,679)	(80,674,680)	(868,047,275)

Increase (decrease) from capital share transactions	12,638,979	$135,551,270	1,591,059	$16,956,644

39  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

|  40

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	3.42%

Qualified Dividend Income. For the fiscal year ended September 30, 2014, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

41  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the board and significant experience on the Board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2014

Portfolio Review	1
Portfolio of Investments	10
Financial Statements	36
Notes to Financial Statements	43

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Elaine M. Stokes	Admin Class	LBFAX
	Class N	LSBNX

Objective

High total investment return through a combination of current income and capital appreciation.

Market Conditions

Early in the period, the U.S. Federal Reserve (the Fed) announced it would begin tapering its monthly bond-buying program, known as quantitative easing (QE), in January 2014. The Fed continued tapering throughout 2014 at a pace of $10 billion per meeting, with the program scheduled to conclude in October 2014. Many investors believe the markets quickly discounted the effects of QE tapering. Even with less bond buying from the Fed, longer-maturity U.S. Treasuries rallied during the past year, sending yields lower.

Europe began to show signs of emerging from recession, but economic indicators slowed as the period progressed. Inflation headed toward zero, and real growth has remained at or below 1.0% since the fourth quarter of 2011. The European Central Bank cut its main refinance rate to 0.05% and said it would consider QE programs to expand the balance sheet by one trillion euros. Most investors expect the Bank of England and the Fed to raise rates in 2015, as other central banks remain accommodative. The Bank of Japan maintained its policy stance and asset purchase program, but the yen still struggled, as it appeared April’s consumption tax hike took a larger bite out of economic activity than previously expected. Meanwhile, diverging monetary policies in the U.S. and Europe caused the euro to weaken by nearly 7% versus the U.S. dollar. Additionally, slower growth in China led to waning demand for commodities, which hurt the New Zealand and Australian dollars.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Bond Fund returned 7.66%. The Fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.08%.

Explanation of Fund Performance

Despite intermittent bouts of credit market volatility, the Fund outperformed its benchmark primarily due to security selection in out-of-benchmark sectors. In particular, credit, both investment-grade and high-yield, as well as income-oriented equities and convertible bonds, provided strong performance.

Strong results from individual common stocks helped the sector contribute positively to return. A considerable rally in the stock market during much of the 12-month period also

1  |

supported performance. Convertibles also benefited from the stock market rally, and strong security selection guided positive return, as selected technology names bolstered the sector. High-yield issues also generated positive results, largely due to strong security selection among industrial holdings. Additionally, financial names aided returns, while a small position in utilities lifted performance. The credit markets generated gains. In particular, holdings in the financial sector outperformed duration-matched Treasuries (Treasuries with similar price sensitivity to interest rate changes).

The U.S. dollar strengthened significantly during the period. Accordingly, the Fund’s allocations to non-U.S.-dollar-denominated issues detracted from performance. In particular, issues denominated in the Canadian dollar, New Zealand dollar and Norwegian krone were the largest detractors. In addition, yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning and sector allocation, particularly among investment-grade industrial and utility holdings, had a negative effect on Fund performance.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

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Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 Year	5 Years	10 Years	Life of Class N

Institutional Class (Inception 5/16/91)	7.66%	9.50%	7.99%	—%
Retail Class (Inception 12/31/96)	7.40	9.19	7.68	—
Admin Class (Inception 1/2/98)	7.15	8.91	7.40	—
Class N (Inception 2/1/13)	7.79	—	—	5.53

Comparative Performance
Barclays U.S. Government/ Credit Bond Index(a)	4.08	4.27	4.59	1.58

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See Page 4 for a description of the index

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment-grade U.S. corporate securities.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Fund’s website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available on (i) the Fund’s website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and

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other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$1,020.80	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

Retail Class
Actual	$1,000.00	$1,019.50	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Admin Class
Actual	$1,000.00	$1,018.20	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

Class N
Actual	$1,000.00	$1,021.70	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
*	Expenses are equal to the Fund's annualized expense ratio: 0.63%, 0.90%, 1.16% and 0.57% for Institutional, Retail, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and

|  6

third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2014. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and the Trustees considered that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers

|  8

or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap. The Trustees further noted that management had proposed an additional breakpoint to the Fund’s advisory fee. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement, with the addition of the breakpoint described above, should be continued through June 30, 2015.

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Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.0% of Net Assets

Non-Convertible Bonds – 81.0%

	ABS Car Loan – 0.1%
$5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$6,207,028
22,950,000	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	20,497,519

		26,704,547

	ABS Home Equity – 0.1%
15,567,705	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.610%, 4/25/2035(b)	15,816,025

	ABS Other – 0.1%
31,582,836	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(c)(f)	31,219,633

	Aerospace & Defense – 0.8%
36,735,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	36,551,325
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,457,673
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	13,800,640
5,200,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	5,616,000
24,503,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	23,155,335
25,480,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	26,626,600
6,995,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	6,365,450
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	43,841,510
27,711,000	TransDigm, Inc., 6.500%, 7/15/2024, 144A	27,607,084

		185,021,617

	Airlines – 2.6%
22,705,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	21,686,676
5,057,949	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,184,398
232,615,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	229,707,313
21,156,536	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	21,540,315
7,914,933	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	8,213,801
14,273,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	14,795,820
4,703,196	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	4,961,872
32,200,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	34,132,000
252,250	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	258,228

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$351,253	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	$368,359
3,085,364	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	3,243,489
912,144	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	953,191
2,176,935	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,506,087
2,199,526	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	2,477,107
1,612,920	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	1,778,244
2,693,109	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,908,558
1,482,263	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,561,860
14,917,497	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	16,558,422
24,401,613	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	26,261,016
18,985,168	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	20,883,685
23,720,402	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	27,812,171
5,315,499	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	5,661,006
2,319,903	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,702,688
3,194,948	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	3,730,102
1,500,982	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	1,622,861
16,910,589	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	18,855,307
20,760,859	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	22,421,728
816,927	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	904,746
6,915,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	6,997,842
12,595,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	12,669,814
17,768,055	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	19,633,700
16,170,761	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	18,758,083
19,381,002	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	21,706,722
10,010,336	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	11,211,576

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$5,947,653	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	$6,215,297
7,121,522	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	7,424,187
8,883,322	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	9,123,171
14,703,499	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	14,822,009

		632,253,451

	Automotive – 1.3%
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,960,616
12,977,000	Ford Motor Co., 6.375%, 2/01/2029	15,452,674
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	3,017,353
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,820,217
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	79,871,678
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	3,350,355
46,387,000	Ford Motor Co., 7.400%, 11/01/2046	63,292,139
65,430,000	Ford Motor Co., 7.450%, 7/16/2031	86,388,930
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,992,966
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	38,727,187
8,755,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	9,378,794
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,373,255
8,935,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	8,912,663
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	4,070,000

		326,608,827

	Banking – 11.3%
6,000,000	ABN Amro Bank NV, (fixed rate to 3/10/2016, variable rate thereafter), 4.310%, (EUR)(d)	7,691,977
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	127,890,701
50,810,000	Ally Financial, Inc., 7.500%, 9/15/2020	58,558,525
42,006,000	Ally Financial, Inc., 8.000%, 12/31/2018	47,676,810
40,627,000	Ally Financial, Inc., 8.000%, 11/01/2031	50,682,182
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	38,787,320
99,300,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	38,742,314
1,400,000	Bank of America Corp., 5.490%, 3/15/2019	1,545,541
1,065,000	Bank of America Corp., 5.650%, 5/01/2018	1,184,597
4,887,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	6,961,241
18,860,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	18,394,554
33,133,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	40,026,553
16,525,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	14,863,573
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	84,409,771

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(d)	$48,434,914
30,900,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(d)	40,101,537
23,400,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(d)	31,225,260
35,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(d)	59,659,262
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(d)	25,807,500
31,050,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(d)	31,360,500
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(d)	22,168,910
12,230,000	Citigroup, Inc., 3.375%, 3/01/2023	12,042,221
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,869,845
5,900,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)(f)	5,520,381
36,155,000	Citigroup, Inc., 5.875%, 2/22/2033	40,561,101
13,210,000	Citigroup, Inc., 6.000%, 10/31/2033	14,788,080
24,080,000	Citigroup, Inc., 6.125%, 5/15/2018	27,264,508
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	10,095,514
39,930,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	32,198,664
4,900,000	Citigroup, Inc., EMTN, 1.440%, 11/30/2017, (EUR)(b)	6,173,475
16,780,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	17,675,733
4,045,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	4,062,220
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	25,001,572
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,048,169
61,880,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	73,871,540
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,525,845
33,280,000	HBOS PLC, 6.000%, 11/01/2033, 144A	36,940,800
65,355,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	73,926,570
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	12,875,835
138,160,000	Intesa Sanpaolo SpA, 3.875%, 1/15/2019	143,330,500
46,640,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	45,443,031
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	53,013,614
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	21,341,124
83,493,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	97,074,639
34,800,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(d)	35,148,000
4,745,000	Lloyds Banking Group PLC, (fixed rate to 5/21/2037, variable rate thereafter), 6.657%, 144A(d)	5,124,600
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	5,290,434

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$36,435,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	$41,705,104
1,600,000	Merrill Lynch & Co., Inc., EMTN, 0.634%, 9/14/2018, (EUR)(b)	1,983,026
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	4,141,184
82,175,000	Morgan Stanley, 2.125%, 4/25/2018	82,166,372
42,630,000	Morgan Stanley, 2.500%, 1/24/2019	42,632,856
6,600,000	Morgan Stanley, 3.750%, 2/25/2023	6,591,427
23,815,000	Morgan Stanley, 4.350%, 9/08/2026	23,405,787
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	47,873,468
35,265,000	Morgan Stanley, 4.875%, 11/01/2022	37,256,838
75,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	65,928,928
152,340,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	126,055,611
149,700,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	144,644,242
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	2,465,287
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	108,573,350
107,640,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	107,342,698
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	18,036,960
19,400,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	17,427,301
3,645,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	3,641,220
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	13,399,121
18,000,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(b)	18,047,808
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	60,909,148
2,819,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(d)	3,542,737
6,633,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(d)	6,948,067
3,060,000	RBS Capital Trust III, 2.073%(b)(d)	2,998,800
1,385,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(d)	1,666,232
22,591,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(d)	27,477,831
34,220,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	35,874,161
32,250,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	34,134,625
15,425,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(d)	16,311,937
1,300,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,726,116
11,450,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	16,595,062
3,200,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	4,112,492
950,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	1,011,457
2,269,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	2,402,562
3,070,000	Societe Generale S.A., (fixed rate to 1/26/2015, variable rate thereafter), 4.196%, (EUR)(d)	3,883,265
6,000,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(d)	10,944,894
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	3,121,429

		2,755,360,960

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – 0.8%
$5,996,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	$5,906,060
19,787,000	Jefferies Group LLC, 5.125%, 4/13/2018	21,551,328
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	54,494,678
29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	31,020,210
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	25,128,780
58,180,000	Jefferies Group LLC, 6.875%, 4/15/2021	67,796,863

		205,897,919

	Building Materials – 0.8%
14,395,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	13,963,150
4,805,000	Masco Corp., 4.800%, 6/15/2015	4,919,119
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,565,210
19,873,000	Masco Corp., 6.125%, 10/03/2016	21,204,491
15,272,000	Masco Corp., 6.500%, 8/15/2032	15,272,000
23,972,000	Masco Corp., 7.125%, 3/15/2020	27,567,800
9,733,000	Masco Corp., 7.750%, 8/01/2029	11,151,955
9,900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	3,650,189
3,725,000	Owens Corning, Inc., 6.500%, 12/01/2016	4,103,635
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	62,029,034
17,605,000	USG Corp., 9.750%, 1/15/2018	20,421,800

		187,848,383

	Cable Satellite – 0.3%
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,298,425
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	37,740,381
535,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	629,490
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	14,191,008
9,660,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	9,672,075

		65,531,379

	Chemicals – 0.3%
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	20,727,210
2,915,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	2,969,656
2,610,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,486,025
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,468,418
33,969,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)(f)	30,487,177
2,257,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)(f)	2,206,218
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)(f)	10,937,588

		77,282,292

	Construction Machinery – 0.2%
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,370,300
27,030,000	Toro Co., 6.625%, 5/01/2037(c)(f)	31,329,013
5,825,000	United Rentals North America, Inc., 7.625%, 4/15/2022	6,334,688

		40,034,001

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – 0.1%
$3,591,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	$3,734,640
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	1,030,000
8,164,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	8,245,640

		13,010,280

	Consumer Products – 0.0%
2,043,000	Visant Corp., 10.000%, 10/01/2017	1,823,378

	Electric – 1.4%
3,075,000	AES Corp. (The), 4.875%, 5/15/2023	2,921,250
10,815,000	AES Corp. (The), 5.500%, 3/15/2024	10,517,588
62,683,450	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	71,443,337
78,043,538	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	86,771,147
3,011,809	CE Generation LLC, 7.416%, 12/15/2018	2,985,455
49,684,000	DPL, Inc., 6.750%, 10/01/2019, 144A	50,553,470
65,185,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	67,313,290
22,441,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	24,145,843
3,700,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	7,543,586
8,663,000	Endesa S.A., 7.875%, 2/01/2027	11,186,203
11,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	13,210,683
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	979,684
2,250,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	4,150,649
945,654	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	1,021,306
126,932	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	131,987

		354,875,478

	Finance Companies – 6.1%
3,100,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	2,542,000
4,145,000	Aircastle Ltd., 7.625%, 4/15/2020	4,632,038
71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	80,880,100
64,245,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	49,514,456
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	73,294,506
45,800,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	36,502,162
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	66,067,450
15,718,000	General Electric Capital Corp., Series A, MTN, 0.534%, 5/13/2024(b)	14,860,599
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	212,856,001
455,000	International Lease Finance Corp., 3.875%, 4/15/2018	451,588
9,248,000	International Lease Finance Corp., 4.625%, 4/15/2021	9,178,640
11,568,000	International Lease Finance Corp., 5.875%, 4/01/2019	12,319,920
37,015,000	International Lease Finance Corp., 5.875%, 8/15/2022	38,680,675

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$5,265,000	International Lease Finance Corp., 6.250%, 5/15/2019	$5,641,448
17,700,000	International Lease Finance Corp., 8.250%, 12/15/2020	20,908,125
6,070,000	iStar Financial, Inc., 3.875%, 7/01/2016	6,070,000
18,205,000	iStar Financial, Inc., 4.875%, 7/01/2018	17,704,362
20,095,000	iStar Financial, Inc., 5.000%, 7/01/2019	19,341,437
33,955,000	iStar Financial, Inc., 5.850%, 3/15/2017	35,228,312
4,865,000	iStar Financial, Inc., 6.050%, 4/15/2015	4,962,300
29,130,000	iStar Financial, Inc., 7.125%, 2/15/2018	30,149,550
29,955,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	31,677,412
34,415,000	Navient LLC, 4.875%, 6/17/2019	34,415,000
27,345,000	Navient LLC, 5.500%, 1/25/2023	26,285,381
150,125(††)	Navient LLC, 6.000%, 12/15/2043	3,244,577
9,995,000	Navient LLC, MTN, 4.625%, 9/25/2017	10,107,444
11,528,000	Navient LLC, MTN, 5.500%, 1/15/2019	11,758,560
68,000,000	Navient LLC, MTN, 6.125%, 3/25/2024	66,300,000
8,000,000	Navient LLC, MTN, 7.250%, 1/25/2022	8,680,000
2,030,000	Navient LLC, MTN, 8.000%, 3/25/2020	2,276,138
23,623,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	23,445,827
49,494,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	41,698,695
74,428,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	83,731,500
194,610,000	Springleaf Finance Corp., 7.750%, 10/01/2021	217,963,200
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	87,575,625
4,690,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	4,865,875
935,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	986,425
78,860,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	83,788,750

		1,480,586,078

	Financial Other – 0.2%
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	58,465,398

	Food & Beverage – 0.2%
36,595,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	40,437,475

	Government Owned – No Guarantee – 0.2%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	38,701,669

	Healthcare – 2.0%
3,240,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	3,316,950
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	17,569,265
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	7,860,948
4,895,000	HCA Holdings, Inc., 6.250%, 2/15/2021	5,115,275
12,860,000	HCA, Inc., 5.875%, 3/15/2022	13,519,075
162,835,000	HCA, Inc., 5.875%, 5/01/2023	166,498,787
27,204,000	HCA, Inc., 7.050%, 12/01/2027	27,340,020
27,148,000	HCA, Inc., 7.500%, 12/15/2023	29,591,320

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$26,465,000	HCA, Inc., 7.500%, 11/06/2033	$27,788,250
70,501,000	HCA, Inc., 7.690%, 6/15/2025	77,551,100
44,984,000	HCA, Inc., 8.360%, 4/15/2024	51,731,600
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	23,897,160
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	13,503,910
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	33,001,070

		498,284,730

	Home Construction – 0.5%
7,385,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	7,348,075
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	14,554,230
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,707,750
2,835,000	KB Home, 8.000%, 3/15/2020	3,118,500
7,820,000	Lennar Corp., 4.500%, 6/15/2019	7,751,575
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	62,087,250
18,575,000	Pulte Group, Inc., 6.375%, 5/15/2033	18,528,562
8,495,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	8,303,863

		123,399,805

	Independent Energy – 0.4%
2,055,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	2,003,625
1,580,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	1,516,800
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	2,163,100
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,174,096
7,470,000	Halcon Resources Corp., 9.250%, 2/15/2022	7,441,988
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,660,125
4,750,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	4,583,750
9,500,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	9,262,500
9,469,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	9,528,181
5,560,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	5,400,150
51,660,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	49,335,300

		104,069,615

	Industrial Other – 0.2%
10,205,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	10,243,269
10,640,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	10,706,500
4,205,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	4,289,100
8,025,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	8,346,000
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,967,274

		45,552,143

	Integrated Energy – 0.5%
6,416,000	California Resources Corp., 5.000%, 1/15/2020, 144A	6,512,240
106,031,000	California Resources Corp., 5.500%, 9/15/2021, 144A	107,621,465
14,139,000	California Resources Corp., 6.000%, 11/15/2024, 144A	14,527,822

		128,661,527

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 1.4%
$16,485,000	American International Group, Inc., 4.125%, 2/15/2024	$17,123,761
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,832,728
910,000	American International Group, Inc., 6.250%, 3/15/2087	1,019,072
6,981,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	9,406,897
8,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	15,046,263
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,532,799
6,368,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	7,163,510
7,075,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	7,796,614
97,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(d)	105,274,750
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(d)	2,065,143
13,250,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	18,719,436
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,051,850
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,928,275
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	16,432,625
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	73,104,879
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	14,199,494
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	7,077,118
10,000,000	Tiers Trust, (Step to 8.125% on 9/15/2017), Zero Coupon, 3/15/2046, 144A(c)(e)(f)	8,500,000

		333,275,214

	Local Authorities – 1.4%
10,190,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	13,904,950
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	89,670,823
142,855,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	136,924,612
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,153,754
5,353,265	Province of Alberta, 5.930%, 9/16/2016, (CAD)	5,044,578
1,490,000	Province of Ontario Canada, 2.100%, 9/08/2018, (CAD)	1,343,681
75,000,000	Province of Ontario Canada, GMTN, 6.250%, 6/16/2015, (NZD)	59,435,696
38,490,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	33,836,950

		341,315,044

	Media Entertainment – 0.7%
9,335,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 2/15/2022, 144A	9,323,331
23,335,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875%, 3/15/2025, 144A	23,451,675
136,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	8,520,311
66,150,000	iHeartCommunications, Inc., 9.000%, 9/15/2022, 144A	65,653,875
30,340,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	29,960,750
3,610,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	3,600,975

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – continued
$26,090,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	$27,524,950
8,890,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	9,756,775

		177,792,642

	Metals & Mining – 1.1%
13,492,000	Alcoa, Inc., 5.870%, 2/23/2022	14,399,634
11,795,000	Alcoa, Inc., 5.900%, 2/01/2027	12,354,744
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	2,046,242
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	7,363,969
35,180,000	ArcelorMittal, 7.250%, 3/01/2041	35,267,950
3,635,000	ArcelorMittal, 7.500%, 10/15/2039	3,744,050
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	4,066,478
23,735,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	23,490,079
10,770,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	8,346,750
5,260,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	4,010,750
52,777,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	37,339,727
7,273,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	7,236,635
9,475,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A(c)(f)(g)	7,011,500
12,000,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	12,270,000
6,500,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	6,760,000
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	11,027,094
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	9,119,688
8,015,000	United States Steel Corp., 6.875%, 4/01/2021	8,495,900
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	25,636,800
37,725,000	United States Steel Corp., 7.500%, 3/15/2022	40,554,375

		280,542,365

	Midstream – 0.8%
9,050,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	10,453,981
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,210,000
7,325,000	Energy Transfer Partners LP, 4.150%, 10/01/2020	7,606,427
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,182,092
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	33,682,717
33,023,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	33,023,000
820,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	846,650
4,130,000	NiSource Finance Corp., 6.125%, 3/01/2022	4,835,772
52,880,000	NiSource Finance Corp., 6.400%, 3/15/2018	60,355,593
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,452,438
26,020,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	28,708,308
4,258,532	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	4,215,946

		195,572,924

	Mortgage Related – 0.0%
73,064	FHLMC, 5.000%, 12/01/2031	80,700

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – 0.2%
12,805,000	Column Canada Issuer Corp., Series 2006-WEM, Class A2, 4.934%, 1/15/2022, (CAD)	$12,056,903
11,090,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	11,498,201
25,099,506	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	22,410,377

		45,965,481

	Oil Field Services – 0.6%
5,135,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A	4,018,138
10,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	8,050
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	16,251,045
17,597,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	14,869,465
42,872,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	36,226,840
28,720,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	29,007,200
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,868,395
10,342,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	10,342,000

		138,591,133

	Packaging – 0.0%
10,351,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	10,946,182
1,100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	1,145,375

		12,091,557

	Paper – 1.1%
29,283,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	38,214,637
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	492,826
88,057,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	121,110,956
12,590,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	18,843,289
9,625,000	International Paper Co., 8.700%, 6/15/2038	14,175,835
8,214,000	Westvaco Corp., 7.950%, 2/15/2031	10,571,114
34,428,000	Westvaco Corp., 8.200%, 1/15/2030	45,161,239
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,096,346
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	18,603,420

		272,269,662

	Pharmaceuticals – 0.2%
49,965,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	51,339,037

	Property & Casualty Insurance – 0.4%
22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	25,309,548
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	20,639,261
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	2,120,000

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$13,975,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(b)(h)	$9,922,250
6,555,000	Old Republic International Corp., 4.875%, 10/01/2024	6,563,705
12,080,000	Sirius International Group, 6.375%, 3/20/2017, 144A	13,390,487
6,575,000	XLIT Ltd., 6.250%, 5/15/2027	7,807,589
2,110,000	XLIT Ltd., 6.375%, 11/15/2024	2,512,274

		88,265,114

	Railroads – 0.7%
128,700,000	Hellenic Railways Organization S.A., EMTN, 0.663%, 5/24/2016, (EUR)(b)(c)(f)	151,988,547
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)(f)	7,413,007
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)(f)	62,657

		159,464,211

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	8,453,033

	Retailers – 0.6%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,843,800
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,953,150
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,864,290
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	1,095,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	15,605,595
7,675,000	GameStop Corp., 5.500%, 10/01/2019, 144A	7,579,063
2,700,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	2,524,500
36,895,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	28,593,625
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,882,300
31,240,000	JC Penney Corp, Inc., 8.125%, 10/01/2019	30,459,000
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	17,025,460
698,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/2015	737,564
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,880,986
26,880,000	Toys R Us, Inc., 7.375%, 10/15/2018	18,547,200

		150,591,533

	Sovereigns – 0.4%
102,800,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	106,502,856

	Supermarkets – 0.7%
103,430,000	New Albertson’s, Inc., 7.450%, 8/01/2029	94,121,300
24,565,000	New Albertson’s, Inc., 7.750%, 6/15/2026	23,213,925
18,727,000	New Albertson’s, Inc., 8.000%, 5/01/2031	17,790,650
6,350,000	New Albertson’s, Inc., 8.700%, 5/01/2030	6,254,750
20,303,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	16,546,945
3,585,000	SUPERVALU, Inc., 6.750%, 6/01/2021	3,531,225

		161,458,795

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – 1.4%
11,505,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	$4,467,573
348,600,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	27,736,373
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	18,154,480
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	63,520,073
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	151,891,062
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	39,758,383
109,670,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	42,093,745

		347,621,689

	Technology – 1.5%
136,514,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	128,664,445
5,166,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,868,955
3,105,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	3,151,575
36,000,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	38,970,000
57,898,000	Amkor Technology, Inc., 6.375%, 10/01/2022	59,924,430
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,996,772
5,645,000	Corning, Inc., 7.250%, 8/15/2036	7,175,049
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	19,895,770
13,000,000	First Data Corp., 10.625%, 6/15/2021	14,787,500
8,684,000	First Data Corp., 11.250%, 1/15/2021	9,888,905
57,009,000	First Data Corp., 11.750%, 8/15/2021	65,987,917
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	4,813,879
3,542,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	4,333,956
7,000,000	SunGard Data Systems, Inc., 6.625%, 11/01/2019	7,000,000
40,000	Xerox Corp., 6.350%, 5/15/2018	45,705
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	669,705

		373,174,563

	Transportation Services – 0.3%
20,994,000	APL Ltd., 8.000%, 1/15/2024(c)(f)	19,314,480
11,219,429	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	11,415,769
6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(h)(i)	8,583,152
5,586,229	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(f)	5,697,953
4,818,768	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	4,891,049
15,689,997	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(h)(i)	20,553,896

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$3,242,878	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(f)	$3,486,094
201,720	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(h)(i)	278,373
2,675,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,533,087

		77,753,853

	Treasuries – 32.7%
913,810,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	813,996,279
445,239,000	Canadian Government, 1.250%, 2/01/2016, (CAD)	398,570,304
254,495,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	225,279,033
597,515,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	538,939,910
157,595,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	145,045,938
201,175,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	183,745,641
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	866,639
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	2,304,001
88,974,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	7,988,310
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	45,032,023
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	29,774,604
8,357,200(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	63,176,275
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	66,415,238
4,555,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	37,451,525
10,085,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	82,105,364
39,135,700(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	330,030,465
3,270,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	28,697,114
15,775,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	151,661,523
53,515,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	43,492,238
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	111,355,140
1,316,210,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	219,113,959
2,107,745,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	335,447,957
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	93,544,704
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	39,371,484
10,025,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	4,146,793
8,742,110,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	61,319,831
2,331,740,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	16,832,248
5,523,835,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	41,992,654
259,435,000	U.S. Treasury Note, 0.250%, 9/30/2015	259,739,058
550,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	549,549,000
1,240,000,000	U.S. Treasury Note, 0.375%, 1/31/2016	1,241,791,800
1,150,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	1,150,269,100
250,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	249,902,250
100,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	99,898,400

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$320,660,000	U.S. Treasury Note, 0.500%, 6/30/2016	$320,847,907

		7,989,694,709

	Wireless – 0.5%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	20,286,717
6,595,000	Consolidated Communications Finance II Co., 6.500%, 10/01/2022, 144A	6,562,025
41,804,000	Sprint Capital Corp., 6.875%, 11/15/2028	39,922,820
21,749,000	Sprint Capital Corp., 6.900%, 5/01/2019	22,863,636
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	9,155,588
16,537,000	Sprint Communications, Inc., 6.000%, 11/15/2022	16,040,890
11,346,000	Sprint Corp., 7.250%, 9/15/2021, 144A	11,814,022

		126,645,698

	Wirelines – 3.8%
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,365,924
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	4,351,321
10,946,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	11,707,563
107,425,000	CenturyLink, Inc., 6.450%, 6/15/2021	114,944,750
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,949,975
7,255,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	7,164,313
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	955,000
27,075,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	37,018,351
8,735,000	Embarq Corp., 7.995%, 6/01/2036	9,441,662
11,505,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	12,051,487
21,745,000	Frontier Communications Corp., 6.250%, 9/15/2021	21,527,550
24,305,000	Frontier Communications Corp., 6.875%, 1/15/2025	24,001,187
3,075,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,090,375
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	757,375
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,744,864
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,564,461
38,760,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	40,843,350
10,655,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	11,534,038
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	3,788,719
950,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	1,244,846
24,010,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	30,022,583
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	57,758,657
1,000,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,316,730
30,015,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	33,016,500
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	63,508,737
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	17,716,562
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	41,329,450
38,025,000	Qwest Corp., 6.875%, 9/15/2033	37,946,592

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,505,000	Qwest Corp., 7.200%, 11/10/2026	$1,512,384
10,620,000	Qwest Corp., 7.250%, 9/15/2025	12,386,329
62,599,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	61,268,771
32,061,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	31,900,695
10,500,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	13,194,632
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	7,300,058
7,950,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	8,300,508
1,850,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	2,033,452
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,338,678
36,465,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	46,191,273
4,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	8,478,890
18,145,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	32,405,295
3,900,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	6,996,918
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	43,420,300
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	26,757,508
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,694,498
3,130,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	3,402,272

		922,245,383

	Total Non-Convertible Bonds (Identified Cost $18,989,377,599)	19,798,153,806

Convertible Bonds – 6.9%

	Automotive – 1.3%
182,545,000	Ford Motor Co., 4.250%, 11/15/2016	312,836,494

	Basic Industry – 0.2%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	44,657,375

	Chemicals – 0.0%
5,934,000	RPM International, Inc., 2.250%, 12/15/2020	6,660,915

	Communications – 0.7%
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)(f)	109,966,761
35,920,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)(f)	61,266,050

		171,232,811

	Construction Machinery – 0.2%
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	46,661,826

	Consumer Products – 0.0%
10,180,000	Jarden Corp., 1.125%, 3/15/2034, 144A	10,148,188

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Energy – 0.5%
$27,750,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	$26,483,906
75,524,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	76,137,632
21,431,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	21,698,888

		124,320,426

	Finance Companies – 0.0%
880,000	Jefferies Group LLC, 3.875%, 11/01/2029	930,600

	Healthcare – 0.4%
26,370,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(e)	27,770,906
2,144,000	Omnicare, Inc., 3.250%, 12/15/2035	2,212,340
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	71,173,594

		101,156,840

	Home Construction – 0.4%
12,627,000	KB Home, 1.375%, 2/01/2019	12,153,487
47,320,000	Lennar Corp., 3.250%, 11/15/2021, 144A	81,153,800

		93,307,287

	Pharmaceuticals – 0.0%
2,042,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	2,161,968
2,844,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	3,114,180

		5,276,148

	Property & Casualty Insurance – 0.4%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	85,356,122

	REITs – Mortgage – 0.0%
1,761,000	iStar Financial, Inc., 3.000%, 11/15/2016	2,221,061

	REITs – Warehouse/Industrials – 0.1%
28,230,000	ProLogis LP, 3.250%, 3/15/2015	29,676,787

	Technology – 2.7%
5,668,200(††††)	Alcatel-Lucent, Series ALU, 0.125%, 1/30/2020, (EUR)	6,481,515
63,179,000	Ciena Corp., 0.875%, 6/15/2017	61,954,907
14,150,000	Ciena Corp., 3.750%, 10/15/2018, 144A	16,484,750
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	8,989,225
2,469,000	Intel Corp., 2.950%, 12/15/2035	3,141,803
318,925,000	Intel Corp., 3.250%, 8/01/2039	534,797,359
13,790,000	JDS Uniphase Corp., 0.625%, 8/15/2033	13,781,381
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	2,160,731
7,325,559	Liberty Media LLC, 3.500%, 1/15/2031	4,001,587

		651,793,258

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – 0.0%
680,500	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(c)(e)(f)(j)	$80,044

	Total Convertible Bonds (Identified Cost $1,131,357,193)	1,686,316,182

Municipals – 1.1%

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	7,347,810

	Illinois – 0.5%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,482,602
69,245,000	State of Illinois, 5.100%, 6/01/2033	67,240,357
38,330,000	State of Illinois, Series B, 5.520%, 4/01/2038	37,759,650

		107,482,609

	Michigan – 0.1%
20,115,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	17,263,699

	Ohio – 0.0%
8,200,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	6,396,492

	Virginia – 0.5%
174,035,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	127,384,918

	Total Municipals (Identified Cost $300,839,713)	265,875,528

	Total Bonds and Notes (Identified Cost $20,421,574,505)	21,750,345,516

Senior Loans – 1.7%

	Automotive – 0.1%
9,494,660	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(b)	9,447,187
7,744,876	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)	7,735,195

		17,182,382

	Cable Satellite – 0.0%
9,451,764	CSC Holdings, Inc., New Term Loan B, 2.654%, 4/17/2020(b)	9,165,281

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Chemicals – 0.3%
$7,360,334	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(b)	$7,284,891
7,953,832	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(b)	7,890,838
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/20/2020(b)	48,596,762

		63,772,491

	Construction Machinery – 0.1%
34,947,826	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	34,991,511

	Consumer Products – 0.1%
24,872,862	Visant Corp., New Term Loan, 7.000%, 9/23/2021(b)	24,546,530

	Diversified Manufacturing – 0.0%
9,683,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(b)	9,779,830

	Finance Companies – 0.4%
100,846,856	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(b)	103,115,911

	Food & Beverage – 0.1%
16,475,580	DS Waters of America, Inc., New Term Loan, 5.250%, 8/30/2020(b)	16,640,336

	Media Entertainment – 0.1%
13,306,551	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	10,818,226

	Metals & Mining – 0.1%
17,213,400	Essar Steel Algoma, Inc., ABL Term Loan, 12.250%, 11/15/2014(b)	17,202,728

	Natural Gas – 0.0%
10,125,623	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(b)	10,100,308

	Oil Field Services – 0.0%
3,109,527	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(b)	3,108,968

	Other Utility – 0.0%
4,525,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	4,389,250

	Retailers – 0.1%
18,551,381	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(b)	18,377,554
4,962,500	Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(b)	4,764,000

		23,141,554

	Supermarkets – 0.2%
35,778,061	Albertson’s Holdings LLC, Term Loan B4, 4.500%, 8/25/2021(b)	35,584,144
22,663,500	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	22,252,837

		57,836,981

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Technology – 0.0%
$5,596,800	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(b)	$5,553,089

	Transportation Services – 0.0%
5,731,268	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	5,690,690

	Wirelines – 0.1%
6,482,147	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	6,472,035
2,283,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(b)	2,279,187
2,548,975	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	2,534,318

		11,285,540

	Total Senior Loans (Identified Cost $424,155,548)	428,321,606

Shares

Common Stocks – 5.1%

	Airlines – 0.0%
197,487	United Continental Holdings, Inc.(h)	9,240,417

	Chemicals – 0.6%
750,000	PPG Industries, Inc.	147,555,000

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(h)	16,815,483
7,610	Rock-Tenn Co., Class A	362,084

		17,177,567

	Diversified Telecommunication Services – 0.2%
403,884	Hawaiian Telcom Holdco, Inc.(h)	10,375,780
2,629,337	Telefonica S.A., Sponsored ADR	40,412,910

		50,788,690

	Electronic Equipment, Instruments & Components – 0.1%
630,490	Corning, Inc.	12,193,676

	Multi-Utilities – 0.0%
40,899	CMS Energy Corp.	1,213,064

	Oil, Gas & Consumable Fuels – 0.4%
1,026,979	Chesapeake Energy Corp.	23,610,247
850,302	Repsol YPF S.A., Sponsored ADR	20,105,391
750,000	Royal Dutch Shell PLC, ADR	57,097,500

		100,813,138

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 1.0%
3,372,358	Bristol-Myers Squibb Co.	$172,597,283
556,752	Valeant Pharmaceuticals International, Inc.(h)	73,045,862

		245,643,145

	Semiconductors & Semiconductor Equipment – 2.6%
18,411,567	Intel Corp.	641,090,763

	Trading Companies & Distributors – 0.1%
203,019	United Rentals, Inc.(h)	22,555,411

	Total Common Stocks (Identified Cost $699,259,955)	1,248,270,871

Preferred Stocks – 1.9%

Convertible Preferred Stocks – 1.3%

	Banking – 0.2%
25,823	Bank of America Corp., Series L, 7.250%	29,606,070
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	15,010,932

		44,617,002

	Communications – 0.0%
13,879	Cincinnati Bell, Inc., 6.750%	664,024

	Energy – 0.4%
222,991	Chesapeake Energy Corp., 4.500%	21,099,408
228,788	Chesapeake Energy Corp., 5.000%	22,421,247
12,470	Chesapeake Energy Corp., Series A, 5.750%, 144A	13,833,906
325,710	El Paso Energy Capital Trust I, 4.750%	18,598,041
117,742	SandRidge Energy, Inc., 7.000%	10,567,345
144,600	SandRidge Energy, Inc., 8.500%	13,718,925

		100,238,872

	Metals & Mining – 0.3%
3,489,018	ArcelorMittal, 6.000%	73,722,950
342,780	Cliffs Natural Resources, Inc., 7.000%	3,839,136

		77,562,086

	Natural Gas – 0.1%
409,305	AES Trust III, 6.750%	20,989,160

	REITs – Diversified – 0.2%
37,810	Crown Castle International Corp., Series A, 4.500%	3,976,856
561,271	Weyerhaeuser Co., Series A, 6.375%	30,325,472

		34,302,328

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Health Care – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	$9,843,537

	REITs – Hotels – 0.0%
227,906	FelCor Lodging Trust, Inc., Series A, 1.950%	5,882,254

	REITs – Mortgage – 0.1%
222,459	iStar Financial, Inc., Series J, 4.500%	13,236,311

	Total Convertible Preferred Stocks (Identified Cost $284,957,341)	307,335,574

Non-Convertible Preferred Stocks – 0.6%

	Banking – 0.3%
65,854	Ally Financial, Inc., Series G, 7.000%, 144A	65,915,738
53,000	Bank of America Corp., 6.375%	1,317,580
534,725	Countrywide Capital IV, 6.750%	13,630,140

		80,863,458

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	139,212
100	Entergy Arkansas, Inc., 4.320%	9,241
5,000	Entergy Mississippi, Inc., 4.360%	466,406
665	Entergy New Orleans, Inc., 4.360%	60,473
200	Entergy New Orleans, Inc., 4.750%	19,019
50,100	Southern California Edison Co., 4.780%	1,167,330

		1,861,681

	Finance Companies – 0.1%
58,400	iStar Financial, Inc., Series E, 7.875%	1,442,480
58,575	iStar Financial, Inc., Series F, 7.800%	1,439,773
15,550	iStar Financial, Inc., Series G, 7.650%	375,999
149,767	SLM Corp., Series A, 6.970%	7,380,518

		10,638,770

	Government Sponsored – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(e)	39,436,875

	Home Construction – 0.0%
41,783	Hovnanian Enterprises, Inc., 7.625%(h)	667,275

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,764,939

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Warehouse/Industrials – 0.0%
169,007	ProLogis, Inc., Series Q, 8.540%	$10,370,270

	Total Non-Convertible Preferred Stocks (Identified Cost $91,856,549)	146,603,268

	Total Preferred Stocks (Identified Cost $376,813,890)	453,938,842

Closed-End Investment Companies – 0.0%
680,008	NexPoint Credit Strategies Fund (Identified Cost $9,807,937)	7,221,685

Principal Amount (‡)

Short-Term Investments – 1.9%
$842,652	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $842,652 on 10/01/2014 collateralized by $858,900 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $859,565 including accrued interest (Note 2 of Notes to Financial Statements)	842,652
459,409,178	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $459,409,178 on 10/01/2014 collateralized by $49,000,000 U.S Treasury Note, 0.500% due 9/30/2016 valued at $48,877,500; $100,000,000 U.S. Treasury Note, 0.875% due 2/28/2017 valued at $100,125,000; $125,000,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $125,468,750; $169,375,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $167,257,813; $6,590,000 U.S. Treasury Note, 0.875% due 5/15/2017 valued at $6,602,356; $20,270,000 U.S. Treasury Note, 0.100% due 7/31/2016 valued at $20,270,000 including accrued interest (Note 2 of Notes to Financial Statements)	459,409,178

	Total Short-Term Investments (Identified Cost $460,251,830)	460,251,830

	Total Investments – 99.6% (Identified Cost $22,391,863,665)(a)	24,348,350,350
	Other assets less liabilities—0.4%	91,719,184

	Net Assets – 100.0%	$24,440,069,534

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 4.02.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $22,579,138,445 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,456,586,878
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(687,374,973)

	Net unrealized appreciation	$1,769,211,905

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	Illiquid security. At September 30, 2014, the value of these securities amounted to $477,303,056 or 2.0% of net assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $547,814,937 or 2.2% of net assets.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Non-income producing security.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $3,094,533,025 or 12.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2014

Treasuries	32.7%
Banking	11.8
Finance Companies	6.6
Technology	4.2
Wirelines	3.9
Automotive	2.7
Airlines	2.6
Semiconductors & Semiconductor Equipment	2.6
Healthcare	2.4
Other Investments, less than 2% each	28.2
Short-Term Investments	1.9

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

United States Dollar	70.4%
Canadian Dollar	11.1
New Zealand Dollar	4.2
Mexican Peso	3.2
Australian Dollar	3.2
Norwegian Krone	2.3
Other, less than 2% each	5.2

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Statement of Assets and Liabilities

September 30, 2014

ASSETS
Investments at cost	$22,391,863,665
Net unrealized appreciation	1,956,486,685

Investments at value	24,348,350,350
Cash	2,327,364
Foreign currency at value (identified cost $9,944,683)	11,201,973
Receivable for Fund shares sold	106,469,529
Receivable for securities sold	200,603
Dividends and interest receivable	254,997,808
Tax reclaims receivable	230,936

TOTAL ASSETS	24,723,778,563

LIABILITIES
Payable for securities purchased	247,506,032
Payable for Fund shares redeemed	21,321,089
Foreign taxes payable (Note 2)	1,302,641
Management fees payable (Note 5)	10,304,624
Deferred Trustees’ fees (Note 5)	1,474,350
Administrative fees payable (Note 5)	871,104
Payable to distributor (Note 5d)	200,658
Other accounts payable and accrued expenses	728,531

TOTAL LIABILITIES	283,709,029

NET ASSETS	$24,440,069,534

NET ASSETS CONSIST OF:
Paid-in capital	$21,986,230,610
Distributions in excess of net investment income	(65,016,475)
Accumulated net realized gain on investments and foreign currency transactions	566,000,130
Net unrealized appreciation on investments and foreign currency translations	1,952,855,269

NET ASSETS	$24,440,069,534

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$15,488,725,977

Shares of beneficial interest	999,621,781

Net asset value, offering and redemption price per share	$15.49

Retail Class:
Net assets	$8,627,288,277

Shares of beneficial interest	559,290,405

Net asset value, offering and redemption price per share	$15.43

Admin Class:
Net assets	$292,668,323

Shares of beneficial interest	19,032,067

Net asset value, offering and redemption price per share	$15.38

Class N:
Net assets	$31,386,957

Shares of beneficial interest	2,027,644

Net asset value, offering and redemption price per share	$15.48

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest	$969,124,044
Dividends	69,077,018
Less net foreign taxes withheld	(2,028,079)

1,036,172,983

Expenses
Management fees (Note 5)	117,794,429
Service and distribution fees (Note 5)	23,330,106
Administrative fees (Note 5)	10,058,330
Trustees’ fees and expenses (Note 5)	577,710
Transfer agent fees and expenses (Notes 5 and 6)	16,631,181
Audit and tax services fees	66,790
Custodian fees and expenses	1,174,640
Legal fees	206,618
Registration fees	559,824
Shareholder reporting expenses	901,002
Miscellaneous expenses	488,265

Total expenses	171,788,895
Fee/expense recovery (Note 5)	132
Less waiver and/or expense reimbursement (Note 5)	(1,388)

Net expenses	171,787,639

Net investment income	864,385,344

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	710,138,954
Foreign currency transactions	2,437,155
Net change in unrealized appreciation (depreciation) on:
Investments	60,592,693
Foreign currency translations	(2,685,340)

Net realized and unrealized gain on investments and foreign currency transactions	770,483,462

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,634,868,806

See accompanying notes to financial statements.

37  |

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$864,385,344	$993,983,115
Net realized gain on investments and foreign currency transactions	712,576,109	742,374,898
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	57,907,353	(382,216,079)

Net increase in net assets resulting from operations	1,634,868,806	1,354,141,934

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(605,045,101)	(744,945,068)
Retail Class	(353,283,294)	(468,415,000)
Admin Class	(11,089,685)	(14,798,394)
Class N	(698,305)	(594)
Net realized capital gains
Institutional Class	(57,923,651)	—
Retail Class	(36,719,055)	—
Admin Class	(1,240,282)	—
Class N	(42,145)	—

Total distributions	(1,066,041,518)	(1,228,159,056)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	2,318,998,409	(499,190,656)

Net increase (decrease) in net assets	2,887,825,697	(373,207,778)
NET ASSETS
Beginning of the year	21,552,243,837	21,925,451,615

End of the year	$24,440,069,534	$21,552,243,837

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(65,016,475)	$(19,715,920)

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$15.09	$14.99	$13.88	$14.20	$12.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.69	0.72	0.73	0.78
Net realized and unrealized gain (loss)	0.54	0.27	1.24	(0.25)	1.24

Total from Investment Operations	1.14	0.96	1.96	0.48	2.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.86)	(0.85)	(0.80)	(0.81)
Net realized capital gains	(0.07)	—	—	—	—

Total Distributions	(0.74)	(0.86)	(0.85)	(0.80)	(0.81)

Net asset value, end of the period	$15.49	$15.09	$14.99	$13.88	$14.20

Total return	7.66%	6.51%	14.52%	3.34%	16.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,488,726	$12,997,813	$12,971,639	$10,897,694	$11,194,527
Net expenses	0.63%	0.63%	0.63%	0.63%	0.64%
Gross expenses	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income	3.85%	4.57%	4.99%	5.04%	5.76%
Portfolio turnover rate	26%	28%	20%	22%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

39  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$15.02	$14.93	$13.83	$14.15	$12.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.65	0.68	0.69	0.74
Net realized and unrealized gain (loss)	0.56	0.25	1.23	(0.25)	1.24

Total from Investment Operations	1.11	0.90	1.91	0.44	1.98
LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)	(0.81)	(0.81)	(0.76)	(0.77)
Net realized capital gains	(0.07)	—	—	—	—

Total Distributions	(0.70)	(0.81)	(0.81)	(0.76)	(0.77)

Net asset value, end of the period	$15.43	$15.02	$14.93	$13.83	$14.15

Total return	7.40%	6.15%	14.25%	2.97%	15.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,627,288	$8,282,010	$8,651,794	$7,907,178	$8,241,062
Net expenses	0.91%	0.92%	0.92%	0.92%	0.93	%(b)
Gross expenses	0.91%	0.92%	0.92%	0.92%	0.93	%(b)
Net investment income	3.58%	4.28%	4.69%	4.75%	5.46%
Portfolio turnover rate	26%	28%	20%	22%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  40

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$14.98	$14.89	$13.80	$14.11		$12.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51	0.61	0.63	0.65		0.70
Net realized and unrealized gain (loss)	0.55	0.25	1.23	(0.25)		1.23

Total from Investment Operations	1.06	0.86	1.86	0.40		1.93

LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.77)	(0.77)	(0.71)		(0.73)
Net realized capital gains	(0.07)	—	—	—		—

Total Distributions	(0.66)	(0.77)	(0.77)	(0.71)		(0.73)

Net asset value, end of the period	$15.38	$14.98	$14.89	$13.80		$14.11

Total return	7.15%	5.88%	13.91%	2.77%		15.37	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$292,668	$272,181	$302,018	$262,567		$266,215
Net expenses	1.17%	1.18%	1.20%	1.20	%(d)	1.20	%(c)
Gross expenses	1.17%	1.18%	1.20%	1.20	%(d)	1.21%
Net investment income	3.32%	4.02%	4.42%	4.47%		5.20%
Portfolio turnover rate	26%	28%	20%	22%		27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

41  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$15.07		$15.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		0.47
Net realized and unrealized gain (loss)	0.57		(0.25)

Total from Investment Operations	1.16		0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)		(0.48)
Net realized capital gains	(0.07)		—

Total Distributions	(0.75)		(0.48)

Net asset value, end of the period	$15.48		$15.07

Total return	7.79%		1.45	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$31,387		$241
Net expenses	0.58	%(e)	0.65	%(c)(d)
Gross expenses	0.58%		2.14	%(d)
Net investment income	3.80%		4.73	%(d)
Portfolio turnover rate	26%		28%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  42

Notes to Financial Statements

September 30, 2014

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, using market information,

43  |

Notes to Financial Statements – continued

September 30, 2014

transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized

|  44

Notes to Financial Statements – continued

September 30, 2014

gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding

45  |

Notes to Financial Statements – continued

September 30, 2014

of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received and trust preferred securities adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, foreign currency contract mark to market, defaulted bond adjustments, return of capital distributions received, trust preferred securities adjustments, reversal of bankruptcy income and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 were as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total

$970,116,385	$95,925,133	$1,066,041,518	$1,228,159,056	$ —	$1,228,159,056

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Notes to Financial Statements – continued

September 30, 2014

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$65,222,358
Undistributed long-term capital gains	630,034,164

Total undistributed earnings	695,256,522

Unrealized appreciation	1,765,584,738

Total accumulated earnings	$2,460,841,260

f.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2014, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2014, the Fund did not loan securities under this agreement.

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Notes to Financial Statements – continued

September 30, 2014

h.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$31,219,633	(b)	$31,219,633
Airlines	—	339,556,761	292,696,690	(b)	632,253,451
Banking	—	2,689,432,032	65,928,928	(b)	2,755,360,960
Finance Companies	3,244,577	1,477,341,501	—		1,480,586,078
Life Insurance	—	324,775,214	8,500,000	(b)	333,275,214
Metals & Mining	—	273,530,865	7,011,500	(c)	280,542,365
Retailers	—	134,985,938	15,605,595	(c)	150,591,533
Transportation Services	—	22,847,567	54,906,286	(c)	77,753,853
All Other Non-Convertible Bonds(a)	—	14,056,570,719	—		14,056,570,719

Total Non-Convertible Bonds	3,244,577	19,319,040,597	475,868,632		19,798,153,806

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Notes to Financial Statements – continued

September 30, 2014

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes – continued
Convertible Bonds
Wirelines	$—	$—	$80,044	(c)	$80,044
All Other Convertible Bonds(a)	—	1,686,236,138	—		1,686,236,138

Total Convertible Bonds	—	1,686,236,138	80,044		1,686,316,182

Municipals(a)	—	265,875,528	—		265,875,528

Total Bonds and Notes	3,244,577	21,271,152,263	475,948,676		21,750,345,516

Senior Loans(a)	—	428,321,606	—		428,321,606
Common Stocks(a)	1,248,270,871	—	—		1,248,270,871
Preferred Stocks
Convertible Preferred Stocks
Communications	—	664,024	—		664,024
Energy	72,686,041	27,552,831	—		100,238,872
REITs—Mortgage	—	13,236,311	—		13,236,311
All Other Convertible Preferred Stocks(a)	193,196,367	—	—		193,196,367

Total Convertible Preferred Stocks	265,882,408	41,453,166	—		307,335,574

Non-Convertible Preferred Stocks
Electric	1,167,330	694,351	—		1,861,681
Government Sponsored	—	39,436,875	—		39,436,875
REITs—Office Property	—	2,764,939	—		2,764,939
All Other Non-Convertible Preferred Stocks(a)	102,539,773	—	—		102,539,773

Total Non-Convertible Preferred Stocks	103,707,103	42,896,165	—		146,603,268

Total Preferred Stocks	369,589,511	84,349,331	—		453,938,842

Closed-End Investment Companies	7,221,685	—	—		7,221,685
Short-Term Investments	—	460,251,830	—		460,251,830

Total	$1,628,326,644	$22,244,075,030	$475,948,676		$24,348,350,350

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

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Notes to Financial Statements – continued

September 30, 2014

Preferred stocks valued at $51,398,641 were transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements – continued

September 30, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$26,942	$98,703	$32,936,152
Airlines	349,096,577	308,443	834,389	10,280,835	—
Banking	—	—	—	(663,569)	66,592,497
Life Insurance	7,625,000	264,293	—	610,707	—
Metals & Mining	—	326,648	(2,632,187)	1,160,477	—
Retailers	15,667,254	69,205	—	(130,864)	—
Transportation Services	62,142,116	—	1,233,806	(1,325,643)	—
Convertible Bonds
Wirelines	547,121	—	(51,599)	169,574	—

Total	$435,078,068	$968,589	$(588,649)	$10,200,220	$99,528,649

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(1,842,164)	$—	$—	$31,219,633	$98,703
Airlines	(78,894,335)	11,070,781	—	292,696,690	11,409,666
Banking	—	—	—	65,928,928	(663,569)
Life Insurance	—	—	—	8,500,000	610,707
Metals & Mining	(6,267,813)	14,424,375	—	7,011,500	1,160,477
Retailers	—	—	—	15,605,595	(130,864)
Transportation Services	(7,143,993)	—	—	54,906,286	62,635
Convertible Bonds
Wirelines	(585,052)	—	—	80,044	2,238

Total	$(94,733,357)	$25,495,156	$—	$475,948,676	$12,549,993

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Notes to Financial Statements – continued

September 30, 2014

Debt securities valued at $11,070,781 were transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $14,424,375 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $4,941,843,774 and $4,437,058,600, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $4,378,836,682 and $1,456,684,908, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

Prior to July 1, 2014, the Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Over $15 billion
0.60%	0.50%	0.49%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2015 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

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Notes to Financial Statements – continued

September 30, 2014

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees for the Fund were $117,794,429 (effective rate of 0.51% of average daily net assets). Expense reimbursements related to the prior fiscal year of $132 have been recovered for Class N.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by

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Notes to Financial Statements – continued

September 30, 2014

NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2014, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$727,063	$21,875,980	$727,063

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for the Fund were $10,058,330.

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those

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Notes to Financial Statements – continued

September 30, 2014

services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $16,020,907.

As of September 30, 2014, the Fund owes NGAM Distribution $200,658 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Effective July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Prior to July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements – continued

September 30, 2014

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustees fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2014, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.06% and 0.14% of net assets, respectively.

g.  Reimbursement of Transfer Agent Fees and Expenses. Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period July 1, 2014 to September 30, 2014, NGAM Advisors reimbursed the Fund $1,388 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2014, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$8,640,340	$7,705,887	$283,258	$1,696

Effective July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N. Prior to July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

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Notes to Financial Statements – continued

September 30, 2014

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, the Fund had no borrowings under this agreement.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	280,143,837	$4,356,187,281	221,796,824	$3,372,879,962
Issued in connection with the reinvestment of distributions	38,828,284	598,701,762	44,182,283	667,939,710
Redeemed	(180,863,344)	(2,794,387,397)	(269,814,290)	(4,088,507,940)

Net change	138,108,777	$2,160,501,646	(3,835,183)	$(47,688,268)

Retail Class
Issued from the sale of shares	144,827,404	$2,233,907,589	133,696,303	$2,025,097,434
Issued in connection with the reinvestment of distributions	24,544,705	376,613,436	30,121,027	453,550,157
Redeemed	(161,382,595)	(2,496,178,726)	(192,062,227)	(2,898,523,483)

Net change	7,989,514	$114,342,299	(28,244,897)	$(419,875,892)

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Notes to Financial Statements – continued

September 30, 2014

9.  Capital Shares – continued.

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,716,414	$103,132,429	4,853,051	$73,226,460
Issued in connection with the reinvestment of distributions	758,015	11,593,362	913,752	13,716,196
Redeemed	(6,613,623)	(101,761,112)	(7,883,829)	(118,809,900)

Net change	860,806	$12,964,679	(2,117,026)	$(31,867,244)

Class N
Issued from the sale of shares	2,167,865	$33,611,093	15,930	$240,289
Issued in connection with the reinvestment of distributions	46,620	723,630	31	471
Redeemed	(202,801)	(3,144,938)	(1)	(12)

Net change	2,011,684	$31,189,785	15,960	$240,748

Increase (decrease) from capital share transactions	148,970,781	$2,318,998,409	(34,181,146)	$(499,190,656)

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

|  58

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of

Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I (the “Fund”), at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2014, 4.84% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $95,925,133 as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2014, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience
(including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Kenneth A. Drucker, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/12-9/30/13	10/1/13-9/30/14	10/1/12-9/30/13	10/1/13-9/30/14	10/1/12-9/30/13	10/1/13-9/30/14	10/1/12-9/30/13	10/1/13-9/30/14
Loomis Sayles Funds I	$361,587	$428,054	$4,651	$4,381	$77,149	$78,307	$—	$—

1.	Audit-related fees consist of:

2013 & 2014 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2013 & 2014 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2013 and 2014 were $81,800 and $82,688, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/12-9/30/13	10/1/13-9/30/14	10/1/12-9/30/13	10/1/13-9/30/14	10/1/12-9/30/13	10/1/13-9/30/14
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/12-9/30/13	10/1/13-9/30/14
Control Affiliates	$73,039	$228,621

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	November 21, 2014

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer

Date:	November 21, 2014